Exhibit 10.23

GALLERIA CORPORATE CENTRE

AMENDED AND RESTATED LEASE between

STOCKDALE GALLERIA PROJECT OWNER, LLC

as "Landlord"

and

YELP INC.

as "Tenant"

(i)

(ii)

Exhibits

EXHIBIT A	FLOOR PLAN
EXHIBIT B	LEGAL DESCRIPTION OF THE LAND
EXHIBIT C	TENANT IMPROVEMENT RIDER
EXHIBIT D	BUILDING RULES
EXHIBIT E	SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
EXHIBIT F	LOCATION AND SPECIFICATIONS OF TENANT'S EXTERIOR BUILDING SIGNAGE

(iii)

INDEX

Page(s)
Additional Rent	7
Affiliate	27
Alterations	16
Award	23
Base Rent	7
Base Year	8
Brokers	38
Building	4
Building Rules	38
Building Systems	11
Business Days	18
Business Hours	10
Claims	15
Commencement Date	4
Common Area	12
Comparable Buildings	5
Concessions	5
Condemning Authority	23
control	27
Encumbrances	8
Environmental Losses	14
Environmental Requirements	14
Event of Default	27
Exercise Notice	5
Exercise Period	5
Existing First Floor Lease	1
Existing Leases	1
Existing Second Floor Lease	1
Expiration Date	4
Fair Market Base Rent	5
First Floor Premises	1
Force Majeure	38
Hazardous Materials	14
HVAC	11
Interest Rate	7
Landlord Parties	15
Laws	11
Lease	1
Mortgagee	30
Mortgages	30
Operating Costs	8
Option Base Rent	5
Option Term	4
Original Tenant	36
Outside Agreement Date	5
Parking Facilities	4
Permitted Alterations	16
Permitted Hazardous Materials	15
Premises	1
Project	4
Proposed Transferee	25
Re-entry Costs	28
Rent	7

(iv)

Page(s)
Rent Tax	11
Representatives	14
Restricted Tenants Clause	36
Second Floor Premises	1
Security Deposit	7
Service Failure	19
Structural Alterations	16
Sublease Profits	26
Suite 170 Option Space	34
Suite 170 Option Space Lease Terms and Conditions	34
Suite 170 Term	34
Suite 180/190 Option Space	33
Suite 180/190 Option Space Lease Terms and Conditions	33
Suite 180/190 Term	33
Suite 345	34
Suite 345/350 Option Space	35
Suite 345/350 Option Space Lease Terms and Conditions	35
Suite 345/350 Supplemental Offer	35
Suite 350	35
Taking	23
Taking Date	24
Taxes	9
Telecommunications Equipment	36
Tenant Improvements	16
Tenant's Share of Excess Operating Costs	8
Tenant's Share of Excess Taxes	8
Term	4
Transfer	25
Transferee	26
Utility Lines	13
Visitors	14

(v)

AMENDED AND RESTATED LEASE

THIS AMENDED AND RESTATED LEASE (the "Lease") is made as of the Lease Date set forth in the Basic Terms, by and between Landlord and Tenant. As of the date of this Lease, Landlord (as successor-in-interest to JEMB Scottsdale LLC, a Delaware limited liability company) and Tenant are parties to (a) that certain Lease dated January 20, 2010, as amended by that certain First Amendment to Lease dated January 4, 2011, and that certain Second Amendment to Lease dated August 8, 2011 (collectively, the "Existing Second Floor Lease"), pursuant to which Tenant currently leases the Second Floor Premises (as defined below), and (b) that certain Lease dated August 21, 2012, as amended by that certain First Amendment to Lease dated January 28, 2013, and that certain Second Amendment to Lease dated October 18, 2013 (collectively, the "Existing First Floor Lease"), pursuant to which Tenant currently leases the First Floor Premises (as defined below). The Existing Second Floor Lease and the Existing First Floor Lease are collectively referred to herein as the "Existing Leases:" Rather than amend the Existing Leases, Landlord and Tenant now desire to enter into this Lease upon the terms and conditions contained herein. Landlord and Tenant hereby agree that, effective as of the Commencement Date set forth below, the terms of this Lease shall control the agreement between Landlord and Tenant with respect to the Premises (i.e., the Second Floor Premises and the First Floor Premises); provided, however, that each party shall remain liable for any breach or default by such party which arose under the Existing Leases prior to the later of (i) the date hereof, and (ii) the Commencement Date, and any obligations of such party which survive the termination of the Existing Lease. Tenant hereby represents and warrants that: (1) Tenant is the rightful owner of all of the tenant's interest in the Existing Leases; (2) Tenant has the full right, power and authority to enter into this Lease, notwithstanding any remaining obligations under the Existing Leases; and (3) no other person or entity has an interest in the Existing Leases, collateral or otherwise. Landlord and Tenant hereby agree as follows:

1. BASIC TERMS.

Lease Date:	April 1st, 2015

Landlord:	Stockdale Galleria Project Owner, LLC, a Delaware limited liability

Tenant:	Yelp Inc., a Delaware corporation

Project:	Galleria Corporate Centre

Building Address:	4343 North Scottsdale Road Scottsdale, Arizona 85251

Premises:

Second Floor Premises:
Floor: Second
Suite Numbers: 200, 220, 270, 280 & 290 (consisting of approximately 62,090 rentable square feet of floor area)

First Floor Premises:
Floor: First
Suite Numbers: 100, 105, 110, 115, 120 & 130 (consisting of approximately 30,579 rentable square feet of floor area)

The Second Floor Premises and the First Floor Premises (consisting of approximately 92,669 rentable square feet of floor area in the aggregate) are collectively referred to herein as the "Premises."

Term:	Approximately seventy-four (74) full calendar months (plus any partial month at the beginning of the Term), together with one (1) five (5) year option to extend pursuant to Section 3.3 below.

Commencement Date:	Lease Date (as set forth above)

Expiration Date:	March 31, 2021

Base Rent:

			Total Monthly
			Installments for
			Second Floor
	Second Floor	First Floor	Premises and
	Premises Annual	Premises Annual	First Floor
Period	Basic Rent	Basic Rent	Premises
Commencement	$1,614,340.00	$795,054.08	$200,782.84
Date-03/31/16	(per Existing	(per Existing First
	Second Floor	Floor Lease)
	Lease)

04/01/16-03/31/17	$1,862,700.00	$795,054.08	$221,479.51
	($30.00/rsf)	(per Existing First
		Floor Lease)

04/01/17-12/31/17	$1,924,790.00	$795,054.08	$226,653.67
	($31.00/rsf)	(per Existing First
		Floor Lease)

01/01/18-03/31/18	$1,924,790.00	$947,949.00	$239,394.92
	($31.00/rsf)	($31.00/rsf)

04/01/18-03/31/19	$1,986,880.00	$978,528.00	$247,117.33
	($32.00/rsf)	($32.00/rsf)

04/01/19-03/31/20	$2,048,970.00	$1,009,107.00	$254,839.75
	($33.00/rsf)	($33.00/rsf)

04/01/20-03/31/21	$2,111,060.00	$1,039,686.00	$262,562.17
	($34.00/rsf)	($34.00/rsf)

Base Year:	From the Commencement Date through March 31, 2016, inclusive: Calendar year 2010 From and after April 1, 2016: Calendar year 2016

Tenant's Share:	31.42% (i.e., 92,669 rentable square feet in the Premises, divided by 294,945 rentable square feet in the Building (i.e., 4343 North Scottsdale Road), excluding the concourse space)

Security Deposit:	$61,910.33

Business Hours:	7:00 a.m. to 6:00 p.m. on Monday - Friday 8:00 a.m. to noon on Saturdays

Landlord's Address	By check:

for Payment of Rent:
Stockdale Galleria Project Owner, LLC P.O. Box 844727 Los Angeles, CA 90084-4727 or such other name and address as Landlord shall, from time to time, designate.

Landlord's Address for Notices:

Stockdale Galleria Project Owner, LLC
4343 N. Scottsdale Road, Suite 12
Scottsdale, Arizona 85251
Attn: Property Manager

with a copy to:

c/o Stockdale Capital Partners, LLC
10850 Wilshire Blvd, Suite 1050
Los Angeles, California 90024
Attn: Daniel Michaels

and to:

Allen Matkins Leck Gamble Mallory & Natsis LLP
1900 Main Street, 5th Floor
Irvine, California 92614
Attn: Brad H. Nielsen, Esq.

Tenant's Address for Notices:	Yelp Inc. 140 New Montgomery Street San Francisco, California 94105 Attn: John Lieu with a copy to: Yelp Inc. 140 New Montgomery Street San Francisco, California 94105 Attn: Legal Department

Broker(s):	CBRE, Inc.

The Basic Terms set forth above constitute a part of the Lease. In the event of any conflict between any provision in the Basic Terms and any provision of the Lease, the provisions of the Lease shall control.

2. PREMISES.

2.1 Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the premises described in the Basic Terms as the Premises (i.e., the Second Floor Premises and the First Floor Premises), in the building located at the address specified in the Basic Terms. The Premises has been measured substantially in accordance with ANSI/BOMA Z65.1-1996, as published by the Building Owners and Managers Association International (a/k/a "BOMA"). Landlord and Tenant agree that, for all purposes of this Lease, the rentable areas of the Premises shall be as specified in the Basic Terms. Upon any expansion of the Premises subsequent to the execution of this Lease, the square footage of the expansion Premises shall be subject to verification by Landlord's space planner/architect/consultant, and all amounts, percentages and figures appearing or referred to in this Lease based upon such determination (including, without limitation, the "Base Rent," the "Construction Allowance," "Tenant's Share," etc., to the extent applicable) shall be modified in accordance with such determination. The configuration and location of the Premises is shown on Exhibit A. For purposes of this Lease, the "Building" shall mean the building in which the Premises is located at the address specified in the Basic Terms, together with the parking facilities serving the Project (as hereinafter defined), which parking facilities include the existing parking garage located below, and the existing parking structure located within, the Project, and which parking facilities may include (in Landlord's sole and absolute discretion) a future surface parking area located adjacent to the building in which the Premises is located if and when Landlord elects (in Landlord's sole and absolute discretion) to construct any such surface parking area (collectively, the "Parking Facilities"). The Building (including, without limitation, the Parking Facilities), the parcel(s) of land on which the Building (including, without limitation, the Parking Facilities) is situated (which parcel(s) of land are legally described on Exhibit B attached hereto and incorporated herein), and the retail building located to the south of the Building, together constitute the Project identified in the Basic Terms (the "Project").

2.2 Intentionally Deleted.

3. TERM: POSSESSION.

3.1 Commencement and Expiration of the Term. The term of this Lease (the "Term") shall commence on the Commencement Date set forth in the Basic Terms (the "Commencement Date") and, unless sooner terminated or extended, shall expire on the Expiration Date set forth in the Basic Terms (the "Expiration Date").

3.2 Condition of Premises. Tenant is in possession of the Premises and agrees to accept the same on the Commencement Date "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform or fund any alterations, repairs or improvements, except as expressly set forth in this Lease.

3.3 Option to Extend Initial Term. Landlord hereby grants Tenant one (1) option to extend the then current Term of this Lease for the entire Premises for a total period of five (5) years (the "Option Term"), which option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below, provided that Tenant is not then in default under this Lease beyond applicable cure periods after Tenant's receipt of written notice of such default. Upon the proper and timely exercise of such option to extend, and provided that, as of the end of the Term, Tenant is not in default under this Lease beyond applicable cure periods after Tenant's receipt of written notice of such default, the Term shall be extended for the Option Term. The extension of the Term will be on the same terms, covenants and conditions as in this Lease, other than Base Rent and adjustment of the Base Year (which shall be determined pursuant to Section 3.3(a) below) and other than the fact that there shall be no Landlord work to be performed by Landlord within the Premises nor shall there be any obligation of Landlord to provide an allowance to Tenant for any improvements or alterations to be installed in the Premises. The Term of this Lease shall include the Option Term upon Tenant's timely exercise of the option right contained herein.

(a) Option Base Rent. The annual Base Rent payable by Tenant during the Option Term (the "Option Base Rent") shall be equal to one hundred percent (100%) of the rate which takes into account all of the following terms and conditions (the "Fair Market Base Rent") which for purposes hereof means the annual Base Rent, taking into account all relevant factors and Concessions (as defined below), including, without limitation, whether the then current market is using leases based on a base year, an expense stop, or triple net, at which tenants, as of the commencement of the Option Term, are leasing non-sublease, non-concourse-level office space, and which comparable space is located in buildings of similar age, quality of construction and building specification as the Building and located in the surrounding area (the "Comparable Buildings"); provided, however, that Option Base Rent shall in no event be less than annual Base Rent payable by Tenant during the last month of the initial Term. All other terms and conditions of this Lease shall apply throughout the Option Term; however, any obligation of Landlord to perform any work or provide an allowance shall not apply during the Option Term. As used in this Lease, the term "Concessions" shall mean rental abatement concessions, if any, being granted such tenants in connection with such comparable space, and other reasonable monetary concessions being granted such tenants in connection with such comparable space; provided, however, that in calculating the Fair Market Base Rent, no consideration shall be given to (i) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with Tenant's exercise of its right to lease the subject space during the term thereof, or the fact that landlords are or are not paying real estate brokerage commissions in connection with such comparable space, or (ii) any period of rental abatement, if any, granted to tenants in comparable transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces.

(b) Exercise of Option. The option contained in this Section 3.3 shall be exercised by Tenant, if at all, during the period (the "Exercise Period") which commences sixteen (16) months and ends twelve (12) months prior to the expiration of the initial Term by delivering written notice ("Exercise Notice") thereof to Landlord, time being of the essence of this provision. During the Exercise Period, the parties shall follow the procedure and the Fair Market Base Rent shall be determined as set forth in Section 3.3(c) below. Tenant's failure to timely deliver the Exercise Notice during the Exercise Period shall be deemed to constitute Tenant's waiver of its option to extend the initial Term hereunder.

(c) Determination of Option Base Rent. Within sixty (60) days of Tenant timely sending to Landlord the Exercise Notice, Landlord shall provide to Tenant Landlord's initial determination of Fair Market Base Rent and Option Base Rent. Tenant will be deemed to have accepted Landlord's determination of Fair Market Base Rent and Option Base Rent unless Tenant, within thirty (30) days after receipt thereof, objects in writing to such determination (time being of the essence in providing Tenant's objection hereunder). If Tenant timely objects in writing to the Fair Market Base Rent initially determined by Landlord, Landlord and Tenant shall thereafter attempt to agree upon the Fair Market Base Rent, using good-faith efforts. If Landlord and Tenant fail to reach agreement by thirty (30) days following Tenant's delivery of the exercise notice to Landlord (the "Outside Agreement Date"), each party shall submit to the other party a separate written determination of the Fair Market Base Rent within fifteen (15) Business Days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with Sections 3.3(c)(1) through 3.3(c)(6) below. Failure of Tenant or Landlord to submit a written determination of the Fair Market Base Rent within such fifteen (15) Business Day period shall conclusively be deemed to be the non-determining party's approval of the Fair Market Base Rent submitted within such fifteen (15) Business Day period by the other party.

(1) Landlord and Tenant Arbitrators. Landlord and Tenant shall each appoint one arbitrator who shall by profession be an independent real estate broker who shall have no ongoing business relationship with Tenant or Landlord and who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of space in the Comparable Buildings. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Base Rent is the closest to the actual Fair Market Base Rent as determined by the arbitrators, taking into account the requirements of Section 3.3(c). Each such arbitrator shall be appointed within thirty (30) days after the Outside Agreement Date, it being acknowledged and agreed that if either Landlord or Tenant fails to appoint an arbitrator within such thirty (30) day period, the arbitrator appointed by one of them shall reach a decision as to whether Landlord's or Tenant's submitted Fair Market Base Rent is the closest to the actual Fair Market Base Rent, and shall use the closest of Landlord's or Tenant's submitted Fair Market Base Rent as the Fair Market Base Rent for purposes of calculating the Option Base Rent, and shall notify Landlord and Tenant thereof, and such decision shall be binding on Landlord and Tenant.

(2) Arbitrators' Decision. The two (2) arbitrators appointed by Landlord and Tenant pursuant to Section 3.3(c)(1) above shall within fifteen (15) Business Days of the date of the appointment of the last appointed arbitrator use good faith efforts to reach a decision as to whether Landlord's or Tenant's submitted Fair Market Base Rent is the closest to the actual Fair Market Base Rent, and shall use the closest of Landlord's or Tenant's submitted Fair Market Base Rent as the Fair Market Base Rent for purposes of calculating the Option Base Rent, and shall notify Landlord and Tenant thereof, and such decision shall be binding on Landlord and Tenant.

(3) Potential for Third Arbitrator. If, despite good faith efforts, the two (2) arbitrators appointed by Landlord and Tenant pursuant to Section 3.3(c)(1) above cannot reach agreement as to Fair Market Base Rent in accordance with Section 3.3(c)(2) above, then such arbitrators shall within ten (10) Business Days of the date of the appointment of the last appointed arbitrator use good faith efforts to agree upon and appoint a third arbitrator who shall be qualified under the same criteria as set forth hereinabove for qualification of the initial two (2) arbitrators. The third arbitrator so appointed shall within fifteen (15) Business Days after her/his appointment reach a decision as to whether Landlord's or Tenant's submitted Fair Market Base Rent is the closest to the actual Fair Market Base Rent, and shall use the closest of Landlord's or Tenant's submitted Fair Market Base Rent as the Fair Market Base Rent for purposes of calculating the Option Base Rent, and shall notify Landlord and Tenant thereof, and such decision shall be binding on Landlord and Tenant.

(4) Potential for Judge-Appointed Third Arbitrator. If, despite good faith efforts, the two (2) arbitrators fail to agree upon and appoint a third arbitrator within the time period provided in Section 3.3(c)(3) above, then either party may, upon at least five (5) Business Days' prior written notice to the other party, request the Judge of the Maricopa County Superior Court, acting in his private and nonjudicial capacity, to appoint the third arbitrator who shall be qualified under the same criteria as set forth hereinabove for qualification of the initial two (2) arbitrators. Following the appointment of the third arbitrator, the third arbitrator so appointed shall within fifteen (15) Business Days after her/his appointment reach a decision as to whether Landlord's or Tenant's submitted Fair Market Base Rent is the closest to the actual Fair Market Base Rent, and shall use the closest of Landlord's or Tenant's submitted Fair Market Base Rent as the Fair Market Base Rent for purposes of calculating the Option Base Rent, and shall notify Landlord and Tenant thereof, and such decision shall be binding on Landlord and Tenant.

(5) Binding Decision. The decision of the two (2) arbitrators, or the third arbitrator (if applicable), shall be binding upon Landlord and Tenant.

(6) Arbitration Costs. If the determination of Fair Market Base Rent is made by arbitration under this Section 3.3, Tenant will pay all costs, fees and expenses of the initial arbitrator so appointed by Tenant and Landlord will pay all costs, fees and expenses of the initial arbitrator so appointed by Landlord. All costs, fees and expenses of any third arbitrator, if any, and any other costs of the arbitration proceeding contemplated hereunder, if any, shall be split equally between Tenant and Landlord.

3.4 Intentionally Deleted.

4. RENT.

4.1 Base Rent. Tenant agrees to pay to Landlord, at the address for Rent payments set forth in the Basic Terms (as such address may be changed from time to time by written notice to Tenant), the "Base Rent" set forth in the Basic Terms, without prior notice or demand, beginning on the Commencement Date and continuing on the first (1st) day of each and every calendar month during the Term, except that Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date (except to the extent paid to Landlord in advance pursuant to the Existing Leases). Base Rent for any partial month at the beginning of the Term shall be prorated based on the actual number of days in such month.

4.2 Additional Rent. Article 5 of this Lease requires Tenant to pay certain "Additional Rent" pursuant to estimates Landlord delivers to Tenant. Tenant will make all payments of estimated Additional Rent in accordance with Sections 5.4 and 5.5 without deduction or offset and without Landlord's previous demand, invoice or notice for payment. Tenant will pay all other Additional Rent described in this Lease that is not estimated under Sections 5.4 and 5.5 within fifteen (15) days after receiving Landlord's invoice for such Additional Rent Tenant will make all Additional Rent payments to the same location and, except as described in the previous sentence, in the same manner, as Tenant's Base Rent payments.

4.3 Payment of Rent. All amounts payable or reimbursable by Tenant under this Lease, including, without limitation, Base Rent, Additional Rent, late charges and interest (collectively, "Rent"), shall constitute Rent and shall be payable and recoverable as Rent in the manner provided in this Lease. All Rent shall be paid without offset, recoupment or deduction, except as may otherwise be expressly provided in Sections 5.6, 5.7, 9.3, 11.1(b), 12.4 and/or 13.5 of this Lease (but only to the extent any such offset, recoupment or deduction is expressly contemplated thereunder), in lawful money of the United States of America to Landlord at Landlord's Address for Payment of Rent as set forth in the Basic Terms, or to such other person or at such other place as Landlord may from time to time designate. Notwithstanding any contrary term or provision of this Lease, Tenant's covenant and obligation to pay Rent is independent from any of Landlord's covenants, obligations, warranties or representations in this Lease.

4.4 Delinquent Rent Payments. If Tenant does not pay any installment of Rent within five (5) days after the date the payment is due, Tenant will pay Landlord, as Additional Rent, a late payment charge equal to five percent (5%) of the amount of the delinquent payment. Further, in addition to such late charge and not in lieu thereof, if Tenant does not pay any installment of Rent within thirty (30) days after the date the payment is due, Tenant will pay Landlord, as Additional Rent, interest on the delinquent payment calculated at the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate allowable by applicable law (the "Interest Rate") from the date when the payment is due through the date the payment is made. Landlord's right to such compensation for Tenant's delinquency is in addition to all of Landlord's rights and remedies under this Lease, at law or in equity.

4.5 Security Deposit. Pursuant to the Existing Second Floor Lease, Tenant has deposited with Landlord the amount specified in the Basic Terms as the Security Deposit (the "Security Deposit"), as security for the performance of Tenant's obligations under the Existing Second Floor Lease. Upon the date of this Lease, such Security Deposit shall be deemed to be the Security Deposit under this Lease, subject to the terms and conditions of this Lease. Landlord may (but shall have no obligation to) use the Security Deposit (or any portion thereof) to cure any Event of Default under this Lease or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of Tenant's obligations hereunder. In the event Landlord so uses all or any portion of the Security Deposit, Tenant shall pay to Landlord, as Additional Rent on demand, an amount sufficient to replenish the Security Deposit to the amount provided in the Basic Terms. If Tenant is not in default after receipt of written notice and the expiration of any applicable cure period, within sixty (60) days after the expiration or termination of this Lease, Landlord shall return to Tenant the Security Deposit (or the balance thereof then held by Landlord at such time and not applied as provided above). Landlord may commingle the Security Deposit with Landlord's general and other funds. Tenant shall not be entitled to receive interest on the Security Deposit.

5. OPERATING COSTS TAXES.

5.1 Payment of Excess Operating Costs and Excess Taxes. Tenant will pay, as Additional Rent and in the manner this Article 5 describes, Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes due and payable during each calendar year (or portion thereof) during the Term.

Excess Operating Costs will be calculated by taking the total amount of Operating Costs due and payable with respect to the Project (adjusted to reflect a 95% occupied Project) during any calendar year during the Term and subtracting therefrom Operating Costs due and payable with respect to the Project (adjusted to reflect a 95% occupied Project) during the applicable Base Year set forth in the Basic Terms (as applicable, the "Base Year"). "Tenant's Share of Excess Operating Costs" will be calculated by multiplying Excess Operating Costs for the period in question by Tenant's Share. Excess Taxes will be calculated by taking the total amount of Taxes due and payable with respect to the Project during any calendar year during the Term and subtracting therefrom Taxes due and payable with respect to the Project during the applicable Base Year. "Tenant's Share of Excess Taxes" will be calculated by multiplying the amount of Excess Taxes for the period in question by Tenant's Share. Landlord will prorate Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes due and payable during the calendar year in which the Lease commences or terminates as of the Commencement Date or Termination Date, as applicable, on a per diem basis based on the number of days of the Term within such calendar year.

5.2 Operating Costs. For purposes of this Lease, the term "Operating Costs" means all expenses Landlord incurs in connection with maintaining, repairing and operating the Project (it being acknowledged and agreed by Landlord and Tenant that, only that portion of Operating Costs allocated to the Building (excluding the concourse space) will be considered when determining Excess Operating Costs and Tenant's Share of Excess Operating Costs pursuant to Section 5.1 above), as determined by Landlord or its accountant in accordance with generally accepted accounting principles consistently followed, including, but not limited to, the following: insurance premiums and deductible amounts under any insurance policy; maintenance and repair costs; steam, electricity, water, sewer, gas and other utility charges; fuel; lighting; window washing; janitorial services; trash and rubbish removal; property association fees and dues and all payments under any liens, easements, declarations, encumbrances, covenants, conditions, reservations, restrictions and other matters now or hereafter affecting title to the Project (collectively, "Encumbrances"); wages payable to persons at the level of manager and below whose duties are connected with maintaining and operating the Project, together with all payroll taxes, unemployment insurance, vacation allowances and disability, pension, profit sharing, hospitalization, retirement and other so-called "fringe benefits" paid in connection with such persons (allocated in a manner consistent with such persons' wages); commercially reasonable amounts paid to contractors or subcontractors for work or services performed in connection with maintaining and operating the Project; all costs of uniforms, supplies and materials used in connection with maintaining, repairing and operating the Project; any expense imposed upon Landlord, its contractors or subcontractors pursuant to law or pursuant to any collective bargaining agreement covering such employees; all services, supplies, repairs, replacements (but only to the extent such replacements are permitted by this Section 5.2) or other expenses for maintaining and operating the Project; costs of complying with Encumbrances and applicable laws, codes, ordinances that were not in existence as of the date of the Existing Second Floor Lease (i.e., January 20, 2010) with respect to the Second Floor Premises, as of the date of the Existing First Floor Lease (i.e., August 21, 2012) with respect to the First Floor Premises, or as of the applicable commencement date with respect to any expansion space added to the Premises; reasonable management fees, the costs of maintaining a 24-hour security service provider for the Common Area, and the costs (including rental) of maintaining a building or management office in the Building; and such other expenses as may ordinarily be incurred in connection with maintaining and operating an office complex similar to the Project. The term "Operating Costs" also includes expenses Landlord incurs in connection with public sidewalks adjacent to the Project, any pedestrian walkway system (either above or below ground) and any other public facility to which Landlord or the Project is from time to time subject in connection with operating the Project. The term "Operating Costs" does not include the cost of any capital improvements to the Project other than improvements installed by Landlord with a reasonable expectation of reducing Operating Costs and as otherwise expressly set forth herein; provided that in computing Operating Costs Landlord will amortize the cost of such capital improvements (including reasonable charges for interest on the unamortized amount) over their useful life (as reasonably determined by Landlord's accountant, who shall be a certified public accountant reasonably conversant with accounting practices for commercial office buildings); the cost of repairs, restoration or other work occasioned by fire, windstorm or other insured casualty other than the amount of any deductible under any insurance policy (regardless whether the deductible is payable by Landlord in connection with a capital expenditure); expenses Landlord incurs in connection with leasing or procuring tenants or renovating space for new or existing tenants; legal expenses incident to Landlord's enforcement of any lease; interest or principal payments on any mortgage or other indebtedness of Landlord; or allowance or expense for depreciation or amortization, except as expressly set forth herein. Notwithstanding the foregoing, if Landlord installs equipment in, or makes improvements or alterations to, the Project to reduce energy, maintenance or other costs, or to comply with any Laws not in effect as of the date of the Existing Second Floor Lease (i.e., January 20, 2010) with respect to the Second Floor Premises, as of the date of the Existing First Floor Lease (i.e., August 21, 2012) with respect to the First Floor Premises, or as of the applicable commencement date with respect to any expansion space added to the Premises, Landlord may include in Operating Expenses reasonable charges for interest paid on the investment and reasonable charges for depreciation of the investment so as to amortize the investment over the reasonable life of the equipment, improvement or alteration on a straight line basis.

5.3 Taxes. For purposes of this Lease, "Taxes" means any general real property tax, improvement tax, assessment, special assessment, reassessment, in lieu tax, levy, charge, penalty or similar imposition imposed by any authority having the direct or indirect power to tax, including but not limited to, (a) any city, county, state or federal entity, (b) any school, agricultural, lighting, drainage or other improvement or special assessment district, (c) any governmental agency, or (d) any private entity having the authority to assess the Project under any of the Encumbrances. The term "Taxes" includes all charges or burdens of every kind and nature Landlord incurs in connection with using, occupying, owning, operating, leasing or possessing the Project, without particularizing by any known name and whether any of the foregoing are general, special, ordinary, extraordinary, foreseen or unforeseen; any tax or charge for fire protection, street lighting, streets, sidewalks, road maintenance, refuse, sewer, water or other services provided to the Project. The term "Taxes" does not include Landlord's state or federal income, franchise, estate or inheritance taxes. If, by law, any Taxes may be paid in installments, Landlord shall pay said Taxes in installments if approved by Landlord's then-current Mortgagee(s). Landlord may, but is not obligated to, contest the amount or validity, in whole or in part, of any Taxes. Landlord may include in its computation of Taxes the costs and expenses Landlord incurred in connection with contesting the Taxes, including without limitation reasonable attorney's fees. If the contest results in a reduction in Tenant's Share of Excess Taxes previously paid by Tenant, then Tenant will be reimbursed the amount of the reduction in Tenant's Share of Excess Taxes (together with any interest thereon paid by the taxing authority, if any, but less the costs of the contest) to the extent such reduction is actually received by Landlord, and not to exceed Tenant's Share of Excess Taxes previously paid by Tenant. Tenant may not contest Taxes.

5.4 Estimated Operating Costs: Estimated Taxes. Within one hundred twenty (120) days following the end of each calendar year during the Term, Landlord will deliver to Tenant a written estimate of the following for the succeeding calendar year of the Term: (a) Taxes, (b) Operating Costs, (c) Excess Operating Costs, (d) Excess Taxes; (e) Tenant's Share of Excess Operating Costs, (f) Tenant's Share of Excess Taxes and (g) the annual and monthly Additional Rent attributable to Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes. Landlord may re-estimate Excess Operating Costs and Excess Taxes from time to time during the Term. In such event, Landlord will re-estimate the monthly Additional Rent attributable to Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes to an amount sufficient for Tenant to pay the re-estimated monthly amount over the balance of the calendar year. Landlord will notify Tenant of the re-estimate and Tenant will pay the re- estimated amount in the manner provided in the last sentence of Section 5.5.

5.5 Payment of Estimated Excess Operating Costs and Estimated Excess Taxes. Tenant will pay the amount Landlord estimates as Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes under Section 5.4 for each calendar year of the Term in equal monthly installments, in advance, on the first (1st) day of each and every calendar month during the Term. If Landlord has not delivered a new estimate to Tenant by the first (1st) day of January of the applicable calendar year, Tenant will continue paying Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes based on Landlord's estimates for the previous calendar year. When Tenant receives Landlord's estimates for the current calendar year, Tenant will pay the estimated amount (less amounts Tenant paid to Landlord in accordance with the immediately preceding sentence) in equal monthly installments over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

5.6 Verification of Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes. After the end of each calendar year during the Term, Landlord will determine the actual amount of Excess Operating Costs, Excess Taxes, Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes for such calendar year and deliver to Tenant a written statement thereof. If Tenant paid less than the actual amount of Tenant's Share of Excess Operating Costs and/or Tenant's Share of Excess Taxes specified in the statement, Tenant will pay the difference to Landlord as Additional Rent within thirty (30) days following receipt of such statement. If Tenant paid more than the actual amount of Tenant's Share of Excess Operating Costs and/or Tenant's Share of Excess Taxes specified in the statement, Landlord will, at Landlord's option, either (a) refund the excess amount to Tenant, or (b) credit the excess amount against Tenant's next due monthly installment(s) of estimated Tenant's Share of Excess Operating Costs or Tenant's Share of Excess Taxes, as the case may be. If Landlord is delayed in delivering such statement to Tenant, such delay does not constitute Landlord's waiver of Landlord's rights under this Section 5.6.

5.7 Tenant's Audit Right. If Tenant disputes Landlord's determination of the actual amount of Operating Costs, Taxes, Tenant's Share of Excess Operating Costs or Tenant's Share of Excess Taxes for any calendar year, and provided that (a) no Event of Default exists under this Lease, and (b) Tenant delivers to Landlord written notice of the dispute within one hundred eighty (180) days after Landlord's delivery of the statement of such amount, then Tenant (but not any subtenant or assignee) may, at its sole cost and expense, upon prior written notice and during the Business Hours specified in the Basic Terms ("Business Hours") at a time and place reasonably acceptable to Landlord (which may be the location where Landlord maintains the applicable records), cause a certified public accountant reasonably acceptable to Landlord to audit Landlord's records relating to the disputed amounts on a non-contingent basis. Tenant's objection to Landlord's determination of Excess Operating Costs, Excess Taxes, Tenant's Share of Excess Operating Costs or Tenant's Share of Excess Taxes is deemed withdrawn unless Tenant completes and delivers the audit to Landlord within one hundred eighty (180) days after the date Tenant delivers its dispute notice to Landlord under this Section 5.7. If the audit shows that the amount Landlord charged Tenant for Tenant's Share of Excess Operating Costs and/or Tenant's Share of Excess Taxes was greater than the amount this Article 5 obligates Tenant to pay, unless Landlord reasonably contests the audit, Landlord will refund the excess amount to Tenant within ten (10) days after Landlord receives a copy of the audit report or, at Landlord's option, Landlord will credit the excess amount against Tenant's obligation to pay installments of Tenant's Share of Excess Operating Costs and/or Tenant's Share of Excess Taxes, as applicable, next accruing under this Lease. If the audit shows that the amount Landlord charged Tenant for Tenant's Share of Excess Operating Costs and/or Tenant's Share of Excess Taxes was less than the amount this Article 5 obligates Tenant to pay, Tenant will pay to Landlord, as Additional Rent, the difference between the amount Tenant paid and the amount determined in the audit. Pending resolution of any audit under this Section 5.7, Tenant will continue to pay to Landlord the estimated amounts of Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes in accordance with Sections 5.4 and 5.5. Tenant must keep all information it obtains in any audit strictly confidential and may only use such information for the limited purpose this Section 5.7 describes and for Tenant's own account.

5.8 Cap on Controllable Operating Costs. Landlord agrees that in calculating Tenant's Share of Excess Operating Costs pursuant to Article 5 of this Lease, that portion of Operating Costs which are controllable by Landlord (specifically excluding, without limitation, insurance premiums, taxes [including Taxes] and costs of utilities) will not increase more than five percent (5%) per year, compounded annually, over the amount of such controllable Operating Costs for calendar year 2010 with respect to the Second Floor Premises and for calendar year 2013 with respect to the First Floor Premises; provided, however, that with respect to the entire Premises, such cap shall not apply in calendar year 2016, and thereafter the cap described above shall apply to the entire Premises, compounded annually, over the amount of such controllable Operating Costs for calendar year 2016. Such cap is cumulative and the unused portion of a year's cap may be carried forward to absorb any future Operating Costs that would otherwise be in excess of the cap. For example, if the actual Operating Costs increase in a calendar year is only 3%, and the cap is 5%, the maximum allowable Operating Cost increase for the following or any future year would be 5% plus the amount of the prior year's unused 2%. Further, any Operating Costs amount which is in excess of the cap in one year may be carried forward by Landlord and recovered in later years if and to the extent the cap for such later years is not exceeded.

5.9 Variable Operating Costs. Notwithstanding any contrary language in this Article 5, if less than ninety-five percent (95%) of the rentable area of the Project is occupied at all times during any calendar year pursuant to leases under which the terms have commenced for such calendar year, Landlord will reasonably and equitably adjust its computation of Operating Costs for that calendar year to obligate Tenant to pay all components of Operating Costs that vary based on occupancy in an amount equal to the amount Tenant would have paid for such components of Operating Costs had ninety-five percent (95%) of the rentable area of the Project been occupied at all times during such calendar year pursuant to leases under which the terms have commenced for such calendar year. Landlord will also equitably adjust Operating Costs to account for any Operating Costs any tenant of the Building pays directly to a service provider.

5.10 Personal Property Taxes. Tenant will pay, prior to delinquency, all taxes charged against Tenant's trade fixtures and other personal property. Tenant will use all reasonable efforts to have such trade fixtures and other personal property taxed separately from the Project. If any of Tenant's trade fixtures and other personal property are taxed with the Project, Tenant will pay the taxes attributable to Tenant's trade fixtures and other personal property to Landlord as Additional Rent.

5.11 Taxes on Rent. Tenant shall pay to Landlord as Additional Rent any and all taxes or excises on Rent or on other sums or charges required to be paid by Tenant under this Lease, and gross receipts tax, transaction privilege tax or other tax, however described, which is levied or assessed by the United States of America, the state in which the Building is located or any city, municipality or political subdivision thereof, against Landlord in respect to the Base Rent, Additional Rent or other charges payable under this Lease or as a result of Landlord's receipt of such Rents or other charges accruing under this Lease (collectively, "Rent Tax"). Rent Tax shall be paid by Tenant to Landlord concurrently with each payment of Base Rent.

6. USE OF THE PREMISES.

6.1 Use. The Premises shall be used and occupied by Tenant solely for general office purposes and for no other use or purpose whatsoever. Notwithstanding anything to the contrary in this Lease, in no event may the Premises be operated as a culinary school. Tenant shall not abandon the Premises during the Term. Tenant shall comply with all present and future laws, regulations, rules, orders, statutes and ordinances of any governmental or private entity in effect on or after the date of this Lease and applicable to the Project or the use or occupancy of the Project, including, without limitation, Hazardous Materials Laws, Building Rules and Encumbrances (collectively, "Laws") relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws; provided, however, that Tenant will only be required to make structural repairs, alterations and improvements if the same are required by Laws as a result of Tenant's manner of use of the Premises). Tenant will not use the Project or knowingly permit the Premises to be used in violation of any Laws or in any manner that would (a) violate any certificate of occupancy affecting the Project; (b) make void or voidable any insurance now or after the date of this Lease in force with respect to the Project; (c) cause injury or damage to the Project or to the person or property of any other tenant on the Project; (d) cause substantial diminution in the value or usefulness of all or any part of the Project (reasonable wear and tear excepted); or (e) constitute a public or private nuisance or waste. Tenant will obtain and maintain, at Tenant's sole cost and expense, all permits and approvals required under the Laws for Tenant's use of the Premises. Without limiting the foregoing, the Premises shall not be used for educational activities, practice of medicine or any of the healing arts, providing social services, for the operation of a culinary school, for any governmental use (including embassy or consulate use), for any personnel agency or customer service office, for studios for radio, television or other media or for a travel agency or reservation center. Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or any of the heating, ventilating and air-conditioning ("HVAC"), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building ("Building Systems"), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of eighty percent (80%) of the rated capacity of the circuit. Tenant acknowledges that neither Landlord nor any agent, contractor or employee of Landlord has made any representation or warranty of any kind with respect to the Premises, the Building or the Project, specifically including, but not limited to, any representation or warranty of suitability or fitness of the Premises, Building or the Project for any particular purpose. Tenant accepts the Premises, the Building and the Project in an AS IS - WHERE IS" condition.

6.2 Common Area. Landlord grants to Tenant the non-exclusive right, together with all other occupants of the Project and their agents, employees and invitees, to use the Parking Facilities, driveways, lobby areas, and other areas of the Project that Landlord may designate from time to time as common area available to all tenants (collectively, the "Common Area") during the Term, subject to all Laws. Landlord may, at Landlord's sole and exclusive discretion, make changes to the Common Area. Landlord's rights regarding the Common Area include, but are not limited to, the right to (a) restrain unauthorized persons from using the Common Area; (b) place permanent or temporary kiosks, displays, carts or stands in the Common Area and to lease the same to tenants; (c) temporarily close any portion of the Common Area (i) for repairs, improvements or Alterations, (ii) to discourage unauthorized use, (iii) to prevent dedication or prescriptive rights, or (iv) for any other reason Landlord deems sufficient in Landlord's judgment; (d) change the shape and size of the Common Area; (e) add, eliminate or change the location of any improvements located in the Common Area and construct buildings or other structures in the Common Area; and (f) impose and revise reasonable, nondiscriminatory Building Rules concerning use of the Common Area, including any parking facilities comprising a portion of the Common Area. The foregoing notwithstanding, Landlord's exercise of its rights with respect to (b), (c), (d) and (e) will not materially and adversely impair Tenant's access to or use of the Premises.

6.3 Rights Reserved By Landlord. Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of Rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this Lease:

(a) To make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Building or the Project, the fixtures and equipment therein, and the Building Systems (except that Landlord shall not have any right under this provision to materially reduce the size of the Premises or the Parking Facilities (such that the reduction in Parking Facilities size reduces the number of parking spaces licensed to Tenant under Section 17.2 of this Lease), or to permanently, materially and adversely affect Tenant's access to and use of the Premises, except only as may be required to comply with Laws or as a result of any fire or other casualty or Condemnation);

(b) To change the name or street address of the Building or the Project;

(c) To designate and approve all types of signs, window coverings, internal lighting and other aspects of the Premises and its contents that may be visible from the exterior of the Premises;

(d) To grant any party the exclusive right to conduct any business or render any service in the Building or the Project, provided such exclusive right to conduct any business or render any service in the Building or the Project does not prohibit Tenant from any permitted use for which Tenant is then using the Premises;

(e) To prohibit Tenant from installing vending or dispensing machines of any kind in or about the Premises other than those Tenant installs in the Premises solely for use by Tenant's employees;

(f) To close the Building or the Project during and after Business Hours, except that Tenant and its employees and invitees may access the Premises after Business Hours in accordance with such rules and regulations as Landlord may reasonably prescribe from time to time for security purposes;

(g) To install, operate and maintain security systems that monitor, by closed circuit television or otherwise, all persons entering or leaving the Building or the Project;

(h) To install and maintain pipes, ducts, conduits, wires and structural elements in the Premises that serve other parts or other tenants of the Building or the Project;

(i) To retain and receive master keys or pass keys to the Premises and all doors in the Premises. Notwithstanding the foregoing, or the provision of any security-related services by Landlord, Landlord is not responsible for the security of persons or property on the Project and Landlord is not and will not be liable in any way whatsoever for any breach of security not solely and directly caused by the willful misconduct of Landlord, its agents, its contractors or employees;

(j) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the Common Area and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of Common Areas; provided, however, that Landlord will refrain from changing the Parking Facilities in a manner that would reduce the number of parking spaces licensed to Tenant under Section 17.2 of this Lease;

(k) If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Project relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Project, to comply with such Law, control or guideline, whether mandatory or voluntary, or make any alterations to the Project related thereto, the costs of which are Operating Costs.

(I) Upon not less than one (1) Business Day's prior written notice to Tenant (and without notice in emergencies), to enter the Premises at all reasonable times to: (a) determine whether the Premises are in good condition, (b) determine whether Tenant is complying with its obligations under this Lease, (c) perform any maintenance or repair of the Premises or the Building or the Project that Landlord has the right or obligation to perform, (d) subject to subsection (n) below, to install or repair improvements for other tenants where access to the Premises is required for such installation or repair, (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease, (f) show the Premises to prospective brokers, agents, buyers, transferees, Mortgagees or, during the last six (6) months of the Lease, to prospective tenants, or (g) do any other act or thing necessary for the safety or preservation of the Premises or the Building or the Project;

(m) Upon not less than five (5) Business Days prior written notice to Tenant (and without notice in emergencies), and for a period not to exceed two (2) Business Days, to temporarily close or prohibit access to the Building (including the Premises) or the Project to entry by tenants and their agents, employees, contractors, invitees and licensees after Business Hours, including, but not limited to, temporarily closing or prohibiting access to the Premises, the Common Area, entrances, doors, corridors, elevators and other facilities in the Building or the Project; and

(n) Except as required by law, Landlord may not install any pipes ducts, utility lines, conduits or equipment (herein collectively called "Utility Lines") in the Premises unless all of the following conditions be met:

(1) such Utility Lines are located in locations which will not materially and adversely interfere with the rights expressly granted to Tenant under this Lease, or if, from the standpoint of sound architectural and engineering standards such Utility Lines cannot be located in the non-public areas without commercially unreasonable cost, then the same may be located completely beneath the floor or completely within the walls of non-public areas or completely above the Tenant's hung ceiling, provided, however, that: (A) the same may not displace or materially and adversely interfere with the location or placement of Tenant's utility lines serving the Premises, it being understood that Tenant's utility lines have priority in their location in the Premises, and (B) with respect to the ceiling area, in no event may the Utility Lines extend lower than Tenant's hung ceiling, and (C) if no finished ceiling exists such area will not be available to Landlord for this purpose and Landlord will be restricted to the sub-floor or interior walls as hereinbefore described;

(2) such work is performed during non-Business Hours (except in emergencies) unless Tenant, in the exercise of its discretion, agrees otherwise; and

(3) Landlord will be liable for all loss (excluding, in all events, loss of business and any other foreseeable or unforeseeable consequential damages, and also excluding, in all events, indirect, special and punitive damages), damage, or injury to persons or property resulting from the installation of the Utility Lines and will indemnify and hold Tenant harmless from all claims, losses (excluding, in all events, loss of business and any other foreseeable or unforeseeable consequential damages, and also excluding, in all events, indirect, special and punitive damages), costs, expenses and liability, including reasonable attorney's fees, arising from such installation, except to the extent caused by the negligence or intentional misconduct of Tenant and/or its Representatives and/or Visitors.

Landlord shall conduct its activities under this Section 6.3 in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of Rent on account of any entry by Landlord pursuant to this Section 6.3. Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section 6.3, except as expressly provided in Section 6.3(n)(iii) above. No action by Landlord pursuant to this Section 6.3 shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of Rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

6.4 Hazardous Materials.

(a) Definitions.

(1) "Hazardous Materials" means any of the following, in any amount: (a) any petroleum or petroleum product, asbestos in any form, urea formaldehyde and polychlorinated biphenyls; (b) any radioactive substance; (c) any toxic, infectious, reactive, corrosive, ignitable or flammable chemical or chemical compound; and (d) any chemicals, materials or substances, whether solid, liquid or gas, defined as or included in the definitions of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "solid waste," or words of similar import in any federal, state or local statute, law, ordinance or regulation now existing or existing on or after the Lease Date as the same may be interpreted by government offices and agencies.

(2) "Environmental Requirements" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

(3) "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or the Project.

(b) Tenant's Covenants. Neither Tenant nor its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "Representatives") nor its guests, customers, invitees, or visitors (collectively, "Visitors") shall install, handle, generate, store, use, dispose of, discharge, release, abate, remove, transport, or engage in any other activity of any type by, at or about the Premises or the Project in connection with or involving Hazardous Materials without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's sole and absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general business office activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and the Project relating to such Permitted Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of this Lease, Tenant, at its sole cost and expense, shall promptly remove from the Premises and the Project any and all Hazardous Materials (regardless of whether any Environmental Requirement requires removal), in compliance with all Environmental Requirements, all Hazardous Materials Tenant causes to be present in, on, under or about the Project. Tenant shall keep Landlord fully and promptly informed of all Hazardous Materials (other than Permitted Hazardous Materials) used by Tenant at the Premises and the Project. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section 6.4 by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section 6.4 (including its indemnification obligations) shall survive the expiration or termination of this Lease.

(c) Compliance. Tenant shall, at Tenant's sole cost and expense, promptly take all actions required by any governmental agency or entity in connection with or as a result of the presence of Hazardous Materials at or about the Premises or the Project caused by Tenant, its Representatives or Visitors, including inspection and testing, performing all cleanup, removal and remediation work required with respect to such Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing shall be performed in a manner acceptable to Landlord in Landlord's reasonable discretion, and in all events such work shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Project or Landlord's use, operation, leasing and sale of the Project. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the presence of Hazardous Materials at or about the Premises or the Project. If any lien attaches to the Premises or the Project in connection with or as a result of the presence of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or other action reasonably acceptable to Landlord, within twenty (20) days after the attachment thereof, Landlord shall have the right (but not the obligation) to cause the same to be released by bond and any sums reasonably expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant as Additional Rent on demand.

(d) Landlord's Rights. Landlord shall have the right, but not the obligation, to enter the Premises during Business Hours on not less than one (1) Business Day's prior written notice (and without notice in emergencies) (i) to confirm Tenant's compliance with the provisions of this Section 6.4, and (ii) to perform Tenant's obligations under this Section 6.4 if Tenant has failed to do so within a reasonable period after written notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises with respect to Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord, as Additional Rent on demand, the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Section 6.4. Landlord shall use reasonable efforts to minimize any material interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

(e) Tenant's Indemnification. Tenant releases and will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless Landlord, Landlord's property manager, Mortgagee and their respective officers, directors, partners, shareholders, members, agents, employees and contractors (collectively, "Landlord Parties"), from and against any and all claims, actions, demands, liabilities, damages, costs, penalties, forfeitures, losses or expenses, including, without limitation, reasonable attorneys' fees and the costs and expenses of enforcing any indemnification, defense or hold harmless obligation hereunder (collectively, "Claims") whatsoever arising or resulting, in whole or in part, directly or indirectly, from the presence, treatment, storage, transportation, disposal, release or management of Hazardous Materials in, on, under, upon or from the Project (including water tables and atmosphere) resulting from or in any way related to Tenant's use of the Premises or Project. Tenant's obligations under this Section 6.4 include, without limitation and whether foreseeable or unforeseeable, the value of any loss of use and any diminution in value of the Project. The obligations of Tenant under this Section 6.4 survive the expiration or earlier termination of this Lease.

(f) Landlord's Indemnification. Landlord shall indemnify, defend (with counsel reasonably acceptable to Landlord) and hold harmless Tenant and its officers, directors, partners, shareholders, members and employees from all Claims arising out of the release of Hazardous Materials at the Project to the extent caused by Landlord or any Landlord Parties.

7. TENANT IMPROVEMENTS & ALTERATIONS.

7.1 Landlord's Consent Required. At the time Tenant notifies Landlord that it wishes to commence improvements, Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the original Premises described in this Lease (the "Tenant Improvements") as provided in the Tenant Improvement Rider attached hereto and incorporated herein as Exhibit C. In no event will Tenant be permitted to make any Alterations involving either (a) the structural, mechanical, electrical, plumbing, fire/life safety or heating, ventilating and air conditioning systems of the Building or (b) any portion of the Project outside the interior of the Premises. Except for any Tenant Improvements to be constructed by Tenant as provided in the Tenant Improvement Rider, subject to the following sentence, Tenant shall not make any alterations, improvements or changes to the Premises, including installation of any security system or telephone or data communication wiring (collectively, "Alterations"), without Landlord's prior written consent, which consent Landlord will not unreasonably withhold, condition or delay. Notwithstanding the foregoing, without Landlord's consent (but only upon prior written notice to Landlord), Tenant may make nonstructural alterations which do not affect or otherwise interfere with any portion of the Building Systems, including, but not limited to, mechanical, electrical, plumbing, fire/life safety or heating, ventilating and air conditioning systems of the Building, and which cost not more than Fifty Thousand Dollars ($50,000.00) per occurrence ("Permitted Alterations"). All Alterations and Permitted Alterations shall be completed by Tenant at Tenant's sole cost and expense, with due diligence, in a good and workmanlike manner, using new materials; in compliance with plans and specifications previously approved in writing by Landlord, as applicable; in compliance with construction rules and regulations promulgated by Landlord from time to time; in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant's work); and subject to all conditions which Landlord may in the exercise of Landlord's commercially reasonably judgment impose. Such conditions may include requirements for Tenant to: provide payment or performance bonds or additional insurance (from Tenant or Tenant's contractors, subcontractors or design professionals) for those Alterations costing more than One Hundred Thousand Dollars ($100,000.00) per occurrence; use contractors or subcontractors designated by Landlord (provided that their charges are comparable to those charged by other similarly qualified contractors and subcontractors); and remove all or part of the Alterations and Permitted Alterations prior to or upon expiration or termination of the Term (unless Tenant, at the time Tenant requests Landlord's consent to such Alterations (or, with respect to Permitted Alterations, at the time Tenant provides Landlord with written notice of Tenant's intent to install such Permitted Alterations), requests in writing whether Landlord will require Tenant to remove such Alterations or Permitted Alterations, as applicable, on or before the expiration or sooner termination of the Lease, and Landlord, in Landlord's sole and absolute discretion, responds to Tenant in writing stipulating that Tenant will not be required to so remove such Alterations or Permitted Alterations, as applicable, on or before the expiration or sooner termination of the Lease). If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of any Alterations performed by Tenant, such work shall be performed by Landlord at Tenant's sole cost and expense and paid as Additional Rent within thirty (30) days after demand by Landlord. In addition to the foregoing obligations of Tenant, if any governmental authority requires any Alteration to the Building or the Premises as a result of Tenant's particular use of the Premises or as a result of any Alteration to the Premises made by or on behalf of Tenant or if Tenant's particular use of the Premises subjects Landlord or the Project to any obligation under any Laws, Tenant will pay, as Additional Rent, the cost of all such Alterations or the cost of compliance, as the case may be. If any such Alterations affect the HVAC system, the Building Systems or the structural components of the Building (collectively, "Structural Alterations"), Landlord will make the Structural Alterations, provided that Landlord may first require Tenant to deposit with Landlord an amount sufficient to pay the cost of the Structural Alterations (including, without limitation, reasonable overhead and administrative costs). If the Alterations are not Structural Alterations, Tenant will make the Alterations at Tenant's sole cost and expense in accordance with the provisions of this Lease. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Project and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements.

7.2 Tenant's Submittals. Before making any Alterations, Tenant shall submit to Landlord, for Landlord's prior approval, reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the identity of the contractor and all subcontractors proposed to be used by Tenant to make the Alterations, and a copy of the contractor's license. Tenant shall reimburse Landlord as Additional Rent upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations.

7.3 Completion of Alterations and Permitted Alterations. Landlord may inspect construction of the Alterations and Permitted Alterations by Tenant. Promptly after completing the Alterations and Permitted Alterations, Tenant will furnish Landlord with contractor's affidavits, full and final lien waivers and receipted bills covering all labor and materials expended and used in connection with the Alterations and Permitted Alterations. Tenant will remove any Alterations and Permitted Alterations Tenant constructs in violation of this Article 7 within ten (10) Business Days after Landlord's written request and in any event prior to the expiration or earlier termination of this Lease. All Alterations and Permitted Alterations Tenant makes or installs (including all telephone, computer and other wiring and cabling located within the walls of and outside the Premises, but excluding Tenant's movable trade fixtures, furniture and equipment) become the property of Landlord and a part of the Building immediately upon installation and, unless Landlord requires Tenant to remove the Alterations and Permitted Alterations (except that Landlord will not be permitted to require Tenant to remove any Alterations and Permitted Alterations that Landlord advised Tenant in writing that Tenant would not be required to remove in accordance with Section 7.1 above), Tenant will surrender the Alterations and Permitted Alterations to Landlord upon the expiration or earlier termination of this Lease at no cost to Landlord.

7.4 No Liens. Tenant shall keep the Premises, the Building and the Project free and clear of any and all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises, the Building or the Project, and Tenant does not cause the same to be released by payment, bonding or other security reasonably acceptable to Landlord within twenty (20) days after the attachment thereof, Landlord shall have the right, but not the obligation, to cause the same to be released by bond, and any sums reasonably expended by Landlord (plus Landlord's administrative costs) in connection therewith shall be payable by Tenant as Additional Rent on demand with interest thereon at the Interest Rate from the date of expenditure by Landlord. Tenant shall give Landlord at least ten (10) days' notice prior to the commencement of any Alterations and Permitted Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

7.5 Indemnification. To the fullest extent allowable under the Laws, Tenant releases and will indemnify, protect, defend (with counsel reasonably acceptable to Landlord) and hold harmless the Landlord Parties and the Project from and against any Claims in any manner relating to or arising out of any Alterations and Permitted Alterations or any other work performed, materials furnished or obligations incurred by or for Tenant or any person or entity claiming by, through or under Tenant.

8. MAINTENANCE AND REPAIRS.

8.1 Landlord's Maintenance. Except as otherwise specifically provided in this Lease, Landlord will repair and maintain the following in good order, condition and repair: (a) the foundations, exterior walls and roof of the Building; and (b) the electrical, mechanical, plumbing, heating and air conditioning systems, facilities and components located in the Building and used in common by all tenants of the Building. Landlord will also maintain and repair the Common Area and the windows, doors, plate glass and the exterior surfaces of walls that are adjacent to the Common Area. Landlord's repair and maintenance costs under this Section 8.1 are Operating Costs. Except as otherwise specifically provided in Section 9.3 below (but only to the extent expressly contemplated thereunder), neither Base Rent nor Additional Rent will be reduced, nor will Landlord be liable, for loss or injury to or interference with Tenant's property, profits or business arising from or in connection with Landlord's performance of its obligations under this Section 8.1.

8.2 Tenant's Maintenance. Except as otherwise specifically provided in this Lease, Landlord is not required to furnish any services or facilities, or to make any repairs or Alterations, in, about or to the Premises or the Project. Except as specifically described in Section 8.1, Tenant assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises. Except as specifically described in Section 8.1, Tenant, at Tenant's sole cost and expense, will keep and maintain the Premises (including, but not limited to, all non-structural interior portions, systems and equipment; interior surfaces of exterior walls; interior moldings, partitions and ceilings; and interior electrical, lighting and plumbing fixtures) in good order, condition and repair, reasonable wear and tear and damage from fire and other casualties excepted. Tenant will keep the Premises in a neat and sanitary condition and will not commit any nuisance or waste in, on or about the Premises or the Project. If Tenant damages or injures the Common Area or any part of the Project other than the Premises, Landlord will repair the damage and Tenant will pay Landlord as Additional Rent for all uninsured costs and expenses of Landlord in connection with the repair as Additional Rent. Tenant will maintain the Premises in a first-class and fully operative condition. Tenant's repairs will be at least equal in quality and workmanship to the original work and Tenant will make the repairs in accordance with all Laws. Tenant waives the benefit of any Laws permitting Tenant to make repairs at Landlord's expense.

9. SERVICES PROVIDED BY LANDLORD.

9.1 Description of Services. Landlord shall furnish to the Premises: reasonable amounts of heat, .ventilation and air conditioning (which shall be provided by Landlord based on standard lighting and general office use only) during Business Hours on weekdays and Saturday, except on state or federal holidays observed in the State of Arizona ("Business Days"); reasonable amounts of electricity for operating office machines for general office use; water from building standard outlets for lavatory, restroom and drinking purposes; and janitorial services as are customarily provided in Comparable Buildings. Landlord shall also provide the Building with replacement of light bulbs, tubes, ballasts and starters in Building standard lighting fixtures, periodic window washing, elevator service to be used by Tenant in common with other tenants of the Project (Landlord hereby reserving the right to limit the number of elevators in operation during times other than Business Hours), and Common Area toilet room supplies. Landlord is not required to provide any heat, air conditioning, electricity or other service in excess of that permitted by voluntary or involuntary governmental guidelines or other Laws. Landlord reserves the right, from time to time, to make reasonable and non-discriminatory modifications to the foregoing standards for utilities and services. Any additional utilities or services that Landlord may agree to provide (including lamp or tube replacement for other than Building standard lighting fixtures) shall be at Tenant's sole expense. Electrical energy will be sufficient for Tenant to operate personal computers and other office equipment of similar low electrical consumption. Tenant may not use any equipment requiring electrical energy in excess of the above standards without receiving Landlord's prior written consent, which consent Landlord will not unreasonably withhold but may condition on Tenant paying all costs of installing the equipment and facilities necessary to furnish such excess energy and an amount equal to the average cost per unit of electricity for the Building applied to the excess use as reasonably determined either by an engineer selected by Landlord or by submeter installed at Tenant's sole cost and expense. Landlord shall provide commercially reasonable 24-hour security service for the Common Area of the Building, the costs of which will be included as part of Operating Costs.

9.2 Payment for Excess Utilities and Services.

(a) Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours, Landlord shall furnish such service to Tenant and Tenant shall pay for such services as Additional Rent on an hourly basis at the actual cost to Landlord for providing such after-hours HVAC service (which rate may be increased from time to time by Landlord to reflect increases in Landlord's actual costs of utilities). If the extended service is not a continuation of the service furnished by Landlord during Business Hours, Landlord may require Tenant to pay for a minimum of three (3) hours of such service.

(b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy of the Premises by more than one person per 100 square feet of usable area, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature to that which would have been maintained but for such lights, machines, equipment or occupancy, including, without limitation, modifications to the Building standard air conditioning equipment. The cost of any such equipment and modifications, including the cost of acquisition and installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord as Additional Rent upon demand.

(c) If Tenant's usage of electricity, water or any other utility service exceeds the use of such utility as Landlord reasonably determines to be typical, normal and customary for the Building, Landlord may determine the amount of such excess use by any reasonable means (including the installation at Tenant's expense of one or more separate meters, submeters or other measuring devices) and Tenant shall be obligated to pay the cost of such excess usage as Additional Rent. In addition, Landlord may impose a reasonable charge for the use of any janitorial services above Building standard that may be required because of any unusual tenant improvements or Alterations in the Premises (including, without limitation, any unusual tenant improvements installed by Landlord or Tenant pursuant to the Existing Leases prior to the Commencement Date, and any unusual Tenant Improvements, if applicable), the carelessness of Tenant or the nature of Tenant's business (including hours of operation beyond Business Hours).

(d) Tenant is solely responsible for paying either to Landlord, if submetered, or directly to the applicable utility companies, prior to delinquency, all separately metered or separately charged utilities, if any, provided to the Premises or to Tenant. At such time as any utilities are separately metered or charged, such separately metered or charged amounts will not be included in Operating Costs, nor shall such utilities used by other tenants or users of the Project be considered Operating Costs for purposes of calculating Tenant's Share of Excess Operating Costs. Except as provided in Section 9.1, Tenant will also obtain and pay for all other utilities and services Tenant requires with respect to the Premises (including, but not limited to, hook-up and connection charges). Landlord has the exclusive right and discretion to select the provider of any utility or other service to the Project (excluding telephone, cable, internet and other telecommunications service providers), without mark-up, and to determine whether the Premises or any other portion of the Project may or will be separately metered or separately supplied.

9.3 Interruption of Services. Subject to the remaining provisions of this Section 9.3, in the event of an interruption in or failure or inability to provide any services or utilities to the Premises or Building for any reason (a "Service Failure"), such Service Failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of Rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease. Tenant hereby waives any benefits of any applicable existing or future Law permitting the termination of this Lease due to such interruption, failure or inability. Notwithstanding the foregoing, if there is a Service Failure which is (a) specific to the Building and/or Project (as opposed to an interruption or curtailment in services which extends beyond the Building or Project), (b) causes the Premises to be untenantable, (c) is not caused by an event of Force Majeure, and (d) lasts for more than five (5) consecutive Business Days or otherwise prevents Tenant from being able to access the Premises for more than five (5) consecutive Business Days and Tenant in-fact does not access the Premises for five (5) consecutive Business Days, then Tenant will be entitled to deliver Landlord a notice stating that if the untenantability caused by the Service Failure is not cured within five (5) Business Days following Landlord's receipt of such notice, Tenant will be entitled to an abatement of Base Rent as provided in this Section 9.3. If Tenant properly delivers such an abatement notice to Landlord, and the untenantability caused by the Service Failure is not remedied within such five (5) Business Day period, then Tenant shall thereafter be entitled to an abatement of Base Rent (in proportion to the portion of the Premises rendered untenantable by the Service Failure) until such Service Failure is remedied, as reasonably determined by Landlord.

10. INSURANCE: INDEMNIFICATION.

10.1 Tenant's Insurance Obligations. Tenant will at all times during the Term and during any early occupancy period, at Tenant's sole cost and expense, maintain the insurance this Section 10.1 describes.

(a) Liability Insurance. Commercial general liability insurance (providing coverage at least as broad as the current ISO form) with respect to the Premises and Tenant's activities in the Premises and upon and about the Project, on an "occurrence" basis, with minimum limits of $3,000,000 each occurrence and $3,000,000 general aggregate. Limits may be provided through a combination of Commercial General Liability and Umbrella Liability policies, provided that such minimum amounts set forth above are at all times available with respect to this Lease and the Premises. Such insurance must include specific coverage provisions or endorsements (a) for broad form contractual liability insurance insuring Tenant's obligations under this Lease; (b) naming Landlord, Landlord's property manager and, if required, Mortgagee as additional insureds by an "Additional Insured - Managers or Lessors of Premises" endorsement (or equivalent coverage or endorsement); (c) waiving the insurer's subrogation rights against all Landlord Parties; (d) expressly stating that Tenant's insurance will be provided on a primary basis and will not contribute with any insurance Landlord maintains; and (e) providing that the insurer has a duty to defend all insureds under the policy (including additional insureds), and that defense costs are paid in addition to, and do not deplete, the policy limits. Tenant's shall provide Landlord with written notice of any modification which materially reduces or otherwise impacts the required coverage as soon as practicable after Tenant becomes aware of the same (provided that Tenant will in no event consent to or otherwise permit a modification of Tenant's commercial general liability insurance policy in a manner which reduces the minimum limits thereunder below the minimum limits expressly required under this Section 10.1(a)) or any cancellation or expiration of the commercial general liability insurance policy required to be maintained by Tenant under this Section 10.1(a). If Tenant provides such liability insurance under a blanket policy, the insurance must be made specifically applicable to the Premises and this Lease on a "per location" basis.

(b) Property Insurance. Property insurance providing coverage at least as broad as the current ISO Special Form ("all-risks") policy in an amount not less than the full insurable replacement cost of all of Tenant's trade fixtures and other personal property within the Premises and improvements or Alterations and Permitted Alterations to the Premises made by Tenant. Such property insurance must include "agreed amount, no coinsurance" provisions.

(c) Other Insurance. Such increased insurance or other insurance as may be required by any Laws from time to time or may reasonably be required by Landlord from time to time (including, without limitation, in connection with any expansion of the Premises). If insurance obligations generally required of tenants in Comparable Buildings increase or otherwise change, Landlord may likewise increase or otherwise change Tenant's insurance obligations under this Lease.

(d) Miscellaneous Insurance Provisions. All of Tenant's insurance will be written by companies licensed to transact business in Arizona rated at least "Best A-VII" and otherwise reasonably satisfactory to Landlord. Tenant will deliver evidence of insurance satisfactory to Landlord, (a) on or before the Commencement Date (and prior to any earlier occupancy by Tenant), (b) as soon as practicable upon the expiration of any current policy or certificate, and (c) at such other times as Landlord may reasonably request. Tenant will deliver an ACORD Form 27 (or equivalent) certificate and will attach or cause to be attached to the certificate copies of the endorsements this Section 10.1 requires (including specifically, but without limitation, the "additional insured" endorsement). Tenant's insurance must permit releases of liability and provide for waiver of subrogation as provided in Section 10.1. Landlord's establishment of minimum insurance requirements in this Lease is not a representation by Landlord that such limits are sufficient and does not limit Tenant's liability under this Lease in any manner.

(e) Tenant's Waiver and Release of Claims and Subrogation. To the extent not prohibited by the Laws, Tenant, on behalf of Tenant and its insurers, waives, releases and discharges the Landlord Parties from all Claims arising out of personal injury or damage to or destruction of the Premises, Project or Tenant's trade fixtures, other personal property or business, and any loss of use or business interruption, occasioned by any fire or other casualty or occurrence whatsoever (whether similar or dissimilar), regardless whether any such Claim results from the negligence or fault of any Landlord Party or otherwise, and Tenant will look only to Tenant's insurance coverage (regardless whether Tenant maintains any such coverage) in the event of any such Claim. Tenant's trade fixtures, other personal property and all other property in Tenant's care, custody or control, is located at the Project at Tenant's sole risk. Landlord is not liable for any damage to such property or for any theft, misappropriation or loss of such property. Tenant is solely responsible for providing such insurance as may be required to protect Tenant, its employees and invitees against any injury, loss, or damage to persons or property occurring in the Premises or at the Project, including, without limitation, any loss of business or profits from any casualty or other occurrence at the Project.

10.2 Landlord's Insurance Obligations. Landlord will (except for the optional coverages and endorsements Section 10.2 describes) at all times during the Term maintain the insurance this Section 10.2 describes. All premiums and other costs and expenses Landlord incurs in connection with maintaining such insurance are Operating Costs.

(a) Property Insurance. Property insurance on the Building providing coverage at least as broad as the current ISO Special Form ("all-risks") policy in an amount not less than the full replacement cost of the Building (less foundation, grading and excavation costs). Landlord may, at its option, obtain such additional coverages or endorsements as Landlord deems appropriate or necessary, including, without limitation, insurance covering foundation, grading, excavation and debris removal costs; boiler and machinery insurance; ordinance or laws coverage; earthquake insurance; flood insurance; and other coverages. Landlord may maintain such insurance in whole or in part under blanket policies. Such insurance will not cover or be applicable to any property of Tenant within the Premises (including any improvements or Alterations and Permitted Alterations installed by and in the Premises, including, without limitation, any improvements installed by Landlord or Tenant pursuant to the Existing Leases prior to the Commencement Date, and the Tenant Improvements, if applicable) or otherwise located at the Project.

(b) Liability Insurance. Commercial general liability insurance against claims for bodily injury, personal injury, and property damage occurring at the Project with minimum limits of $1,000,000 each occurrence and $3,000,000 general aggregate. Such liability insurance will protect only Landlord and, at Landlord's option, Landlord's lender and some or all of the Landlord Parties, and does not replace or supplement the liability insurance this Lease obligates Tenant to carry.

(c) Landlord's Waiver and Release of Claims and Subrogation. To the extent not expressly prohibited by the Laws, Landlord, on behalf of Landlord and its insurers, waives, releases and discharges Tenant from all claims or demands whatsoever arising out of damage to or destruction of the Project, or loss of use of the Project, occasioned by fire or other casualty, regardless whether any such claim or demand results from the negligence or fault of Tenant, but only to the extent the damage, destruction or loss is covered by Landlord's insurance. Landlord's policy or policies of property insurance will permit waiver of subrogation as provided in this Section 10.2.

10.3 Tenant's Indemnification of Landlord. In addition to Tenant's other indemnification obligations in this Lease but subject to Landlord's agreements in Section 10.2, Tenant releases and will, to the fullest extent allowable under the Laws, indemnify, protect, defend (with counsel reasonably acceptable to Landlord) and hold harmless the Landlord Parties from and against all Claims arising from (a) any breach or default by Tenant in the performance of any of Tenant's covenants or agreements in this Lease, (b) any act, omission, negligence or misconduct of Tenant, (c) any accident, injury, occurrence or damage in, about or to the Premises, and (d) to the extent caused in whole or in part by Tenant (or Tenant's employees, agents or contractors), any accident, injury, occurrence or damage in, about or to the Project.

10.4 Tenant's Waiver. In addition to the other waivers of Tenant described in this Lease and to the extent not expressly prohibited by the Laws, the Landlord Parties are not liable for, and Tenant waives, any and all Claims against the Landlord Parties for any damage to improvements or Alterations and Permitted Alterations made to the Premises by Tenant (including, without limitation, any improvements installed by Landlord or Tenant pursuant to the Existing Leases prior to the Commencement Date, and the Tenant Improvements, if applicable), trade fixtures, other personal property or business, and any loss of use or business interruption, resulting directly or indirectly from (a) any existing or future condition, defect, matter or thing in the Premises or on the Project, (b) any equipment or appurtenance becoming out of repair, (c) any occurrence, act or omission of any Landlord Party, any other tenant or occupant of the Building or any other person. This Section 10.4 applies especially, but not exclusively, to damage caused by the flooding of basements or other subsurface areas and by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors, noise or the bursting or leaking of pipes or plumbing fixtures. The waiver this Section 10.4 describes applies regardless whether any such damage results from an act of God, an act or omission of other tenants or occupants of the Project or an act or omission of any other person.

10.5 Tenant's Failure to Insure. Notwithstanding any contrary language in this Lease and any notice and cure rights this Lease provides Tenant, if Tenant fails to provide Landlord with evidence of insurance as required under Section 10.1, which failure is not cured within five (5) Business Days after Tenant's receipt of written notice thereof, Landlord may, but is not obligated to, without further demand upon Tenant or notice to Tenant and without giving Tenant any cure right or waiving or releasing Tenant from any obligation contained in this Lease, obtain such insurance for Landlord's benefit. In such event, Tenant will pay to Landlord, as Additional Rent, all costs and expenses Landlord incurs obtaining such insurance. Landlord's exercise of its rights under this Section 10.5 does not relieve Tenant from any default under this Lease.

10.6 Landlord's Indemnification of Tenant. Subject to Tenant's waivers, releases and agreements in Article 10 and elsewhere in this Lease, Landlord will, to the fullest extent allowable under the Laws, indemnify, protect, defend (with counsel reasonably acceptable to Landlord) and hold harmless Tenant against any Claims brought against Tenant by third parties which (a) arise out of any bodily injury, death or property damage occurring to such third parties at the Project (other than within the Premises), (b) are not caused in whole or in part by Tenant, and (c) are caused in whole or in part by Landlord's (or Landlord's employees, agents or contractors) negligence or willful misconduct.

11. DAMAGE BY FIRE OR OTHER CASUALTY.

11.1 Landlord's Duty to Repair.

(a) If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 11.1 or 11.3, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Project, as the case may be, to substantially the condition as existed upon Landlord's delivery of the Premises to Tenant to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of insurance proceeds received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures, Permitted Alterations or Alterations.

(b) If Landlord is required or elects to repair damage to the Premises and/or the Project, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent shall be abated pro rata with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair from the date of the casualty until substantial completion of Landlord's repair of the affected portion of the Premises as required under this Lease. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Project necessitated by such casualty.

11.2 Landlord's Right to Terminate. Landlord may elect to terminate this Project Lease following damage by fire or other casualty under the following circumstances:

(a) If, in the reasonable judgment of Landlord, the Premises and the Project cannot be substantially repaired and restored under applicable Laws within one hundred eighty (180) days from the date of the casualty;

(b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole and absolute discretion) to make the required repairs;

(c) If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed thirty-three and 33/100ths percent (33.33%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or

(d) If the fire or other casualty occurs during the last year of the Term.

In the event of a casualty, Landlord shall give Tenant notice within sixty (60) days after the date thereof, which notice shall specify whether Landlord elects to terminate this Lease as provided in Sections 11.2(a) through 11.2(d) above or, if Landlord does not so elect to terminate this Lease, Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

11.3 Tenant's Right to Terminate. If all or substantially all of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Project from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease is greater than one hundred eighty (180) days, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant pursuant to Section 11.2.

11.4 Exclusive Casualty Remedy. The provisions of this Article 11 are Tenant's sole and exclusive rights and remedies in the event of a casualty. To the extent permitted by the Laws, Tenant hereby waives the provisions of Arizona Revised Statutes § 33-343 and any other applicable existing or future Law permitting an abatement of Rent or termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Section 11.3.

12. CONDEMNATION.

12.1 Definitions.

(a) "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Taking.

(b) "Taking" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("Condemning Authority"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

(c) "Taking Date" shall mean the earlier of the date that title to the property taken is vested in the Condemning Authority or the date the Condemning Authority has the right to possession of the property being condemned.

12.2 Effect of Taking on Lease.

(a) In the event of a Taking of all of the Premises, this Lease shall terminate as of the Taking Date; In the event of a Taking of less than all of the Premises, this Lease shall remain in full force and effect; provided, however, that if the portion of the Premises remaining after the Taking is unsuitable for Tenant's intended purposes hereunder, as reasonably determined by Landlord and Tenant, then, upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Taking, Tenant may terminate this Lease effective as of the Taking Date of the Taking. Tenant shall pay Rent to the Taking Date.

(b) In the event of a Taking of thirty-three and 33/100ths percent (33.33%) or more of the Project or of the Project or of the Parking Facilities or of the floor area of the Building, or if as a result of any Taking the Building is no longer reasonably suitable for use as an office building, or if a Taking reduces the value of the Project by fifty percent (50%) or more (all as reasonably determined by Landlord), whether or not any portion of the Premises is taken, Landlord may, at Landlord's option, elect to terminate this Lease, effective as of the Taking Date, by notice given to Tenant within thirty (30) days after the Taking Date.

(c) If all or a portion of the Premises is temporarily taken by a Condemning Authority for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

12.3 Restoration. If this Lease is not terminated as provided in Section 12.2 and the Taking includes a portion of the Premises, this Lease will automatically terminate as to the portion of the Premises Taken, and Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 16.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, Permitted Alterations or Alterations.

12.4 Abatement and Reduction of Rent. If any portion of the Premises is taken in a Taking or is rendered permanently untenantable by repairs necessitated by such Taking, and this Lease is not terminated as a result thereof, then in that event the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of the Taking based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Taking and Landlord is obligated to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be equitably abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

12.5 Awards. Any Award made shall be paid to Landlord, and Tenant hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the leasehold interest created by this Lease; provided, however, that, so long as Landlord's award is not reduced as a result, Tenant shall be entitled to prosecute a separate claim for an Award for a temporary Taking of the Premises or a portion thereof where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures, Permitted Alterations or Alterations. In no event shall Tenant be entitled to any award for loss of Tenant's interest in this Lease or for loss of leasehold.

12.6 Exclusive Taking Remedy. The provisions of this Article 12 are Tenant's sole and exclusive rights and remedies in the event of a Taking. To the extent permitted by the Laws, Tenant waives the benefits of any Law that provides Tenant any abatement or termination rights or any right to receive any payment or award (by virtue of a Taking) not specifically described in this Article 12.

13. ASSIGNMENT AND SUBLETTING.

13.1 Landlord's Consent Required. Except as expressly provided in Section 13.8 below, Tenant shall not assign this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interest under this Lease (each and all a "Transfer"), without the prior written consent of Landlord, which consent (subject to the other provisions of this Section 13.1) shall not be unreasonably withheld, conditioned or delayed. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer. Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant's interest under this Lease. Any attempted Transfer in violation of this Lease is null and void and constitutes an Event of Default under this Lease. In no event may Tenant cause or permit a Transfer to another tenant of the Project. Tenant will pay to Landlord, as Additional Rent, all costs and expenses Landlord incurs in connection with any proposed Transfer (whether Landlord consents thereto or not), including, without limitation, reasonable attorneys' fees and costs.

13.2 Landlord's Consent Standards.

(a) Prior to any proposed Transfer (other than a Transfer to an Affiliate (as hereinafter defined), which shall be governed by Section 13.8 below), Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "Proposed Transferee"); (ii) the nature of the business proposed to be carried on in the Premises (which in all events must be the same as the use described in Section 6.1 or, if not the same use described in Section 6.1, the business proposed to be carried on in the Premises by the Proposed Transferee will be subject to Landlord's prior written approval, not to be unreasonably withheld, conditioned or delayed so long as the proposed use is a general office use compatible with other then- current uses of space by tenants and occupants of the Building and not in violation of any other then- current restricted/exclusive uses applicable to Building tenants; (iii) a current audited balance sheet, audited income statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may reasonably request; and (iv) a copy of the fully-executed assignment, sublease or other agreement governing the proposed Transfer. Within fifteen (15) Business Days after Landlord receives the foregoing information, Landlord shall notify Tenant whether it approves or disapproves such Transfer or if it elects to recapture all or a portion of the Premises pursuant to Section 13.5.

(b) For purposes of Section 13.1 and in addition to any other reasonable grounds for denial, Landlord's consent to a Transfer will be deemed reasonably withheld if, in Landlord's good faith judgment, any one or more of the following apply: (a) the Proposed Transferee does not have the financial strength to perform the Tenant's obligations under this Lease; (b) the business and operations of the Proposed Transferee are not in keeping with the permitted use set forth in Section 6.1 of this Lease;

(c) either the Proposed Transferee, or any affiliate of the Proposed Transferee, occupies or is negotiating with Landlord to lease space in the Building (or was, in the six (6) months prior to Tenant's request, negotiating with Landlord to lease space in the Building); (d) the Proposed Transferee does not have a good business reputation; (e) the use of the Premises by the Proposed Transferee would, in Landlord's reasonable judgment, (1) impact the Building or the Project in a negative manner or (2) violate an exclusive use granted to another tenant within the Project, which exclusive use is in force and effect as of the effective date of the proposed Transfer; (f) if the subject space is only a portion of the Premises and the physical subdivision of such portion is, or would render the Premises, not regular in shape with appropriate means of ingress and egress and facilities suitable for normal renting purposes, or is otherwise not readily divisible from the Premises; (g) the Transfer would require Alteration to the Building or the Project to comply with applicable Laws; (h) the transferee is a government (or agency or instrumentality thereof); or (i) an Event of Default exists under this Lease at the time Tenant requests consent to the proposed Transfer or on the effective date of the proposed Transfer.

13.3 Excess Consideration. If Landlord consents to a Transfer, Landlord shall be entitled to receive, as Additional Rent hereunder, fifty percent (50%) of all Sublease Profits (as defined below). The term "Sublease Profits" shall mean any consideration paid by the Transferee for the assignment and in the case of a sublease, the excess of the Rent and other consideration payable by the subtenant, over the amount of Rent payable hereunder applicable to the space assigned or subleased after deducting the reasonable expenses incurred by Tenant for (i) any commercially reasonable changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any brokerage commissions paid to independent third parties in connection with the Transfer, (iii) any commercially reasonable rental abatement provided to such Transferee and (iv) any reasonable attorneys' fees incurred to document such Transfer. "Sublease Profits" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee solely in connection with such Transfer. Tenant shall pay to Landlord as Additional Rent, within thirty (30) days after receipt by Tenant, any such excess consideration paid by any transferee (the "Transferee") for the Transfer.

13.4 No Release Of Tenant. No consent by Landlord to any Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer and Tenant shall continue to be liable to Landlord hereunder as a principal and not as a surety. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of Rent (or, in the case of a sublease, Rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent by Landlord to any Transfer. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

13.5 Landlord's Recapture Right. Notwithstanding any of the above provisions of this Article 13 to the contrary, if Tenant notifies Landlord that it desires to enter into a Transfer, within ten (10) business days of receipt of Tenant's notice, Landlord must advise Tenant in writing as to whether it elects to (a) in the case of an assignment of the Lease or a sublease of the entire Premises for the entirety (or substantially the entirety) of the remainder of the Term, to terminate this Lease, or (b) in the case of a sublease of less than the entire Premises, which sublease is for the entirety (or substantially the entirety) of the remainder of the Term, to terminate this Lease as it relates to the space proposed to be subleased by Tenant. In such event, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's Share under this Lease shall be reduced pro rata) on the date the Transfer was proposed to be effective, and Landlord may thereafter lease such space to any party, including the prospective Transferee identified by Tenant.

13.6 Intentionally Deleted.

13.7 Assignment of Sublease Rents. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive Rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may, but shall not be obligated to, collect such Rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such Rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

13.8 Affiliate Transfers. Provided that no Event of Default exists under this Lease, Tenant may, without Landlord's consent, assign or sublet all or a portion of this Lease or the Premises to an Affiliate if (a) Tenant notifies Landlord at least thirty (30) days prior to such Transfer; (b) Tenant delivers to Landlord, at the time of Tenant's notice, current financial statements of Tenant and the proposed transferee that are reasonably acceptable to Landlord; and (c) Tenant delivers to Landlord, not later than the effective date of the Transfer, a written agreement reasonably acceptable to Landlord under which the transferee assumes and agrees to perform Tenant's obligations under this Lease and to observe all terms and conditions of this Lease. Tenant will also promptly provide Landlord with copies of any documents reasonably requested by Landlord to document the status and relationship between Tenant and its Affiliate. A Transfer to an Affiliate does not release Tenant from any liability or obligation under this Lease. For purposes of this Article 13, "Affiliate" means any person or entity that, directly or indirectly, controls, is controlled by or is under common control with Tenant. For purposes of this definition, "control" means possessing the power to direct or cause the direction of the management and policies of the entity by the ownership of a majority of the voting securities of the entity.

14. DEFAULTS; REMEDIES.

14.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default" by Tenant under this Lease. Landlord and Tenant agree that the notices required by this Section 14.1 are intended to satisfy any and all notice requirements imposed by the Laws and are not in addition to any such requirements.

(a) Tenant fails to make any payment of Rent when due, or any amount required to replenish the Security Deposit, and such failure is not cured by Tenant within five (5) Business Days after receipt of written notice from Landlord.

(b) Tenant breaches or fails to perform or comply with any of Tenant's nonmonetary obligations under. this Lease and such breach or failure is not fully cured within twenty (20) days after Landlord notifies Tenant of such breach or failure; provided, however, if such breach or failure cannot be cured within such twenty (20) day period, Tenant fails within such twenty (20) day period to commence, and thereafter diligently proceed with, all actions necessary to cure such breach or failure as soon as reasonably possible, but in all events within sixty (60) days after Landlord's notice.

(c) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within thirty (30) days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

(d) Tenant fails, within sixty (60) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within sixty (60) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

14.2 Remedies. Upon the occurrence of an Event of Default, Landlord may, at any time and from time to time, and without preventing Landlord from exercising any other right or remedy available to Landlord at law or in equity, exercise any one or more of the following remedies:

(a) Landlord may terminate Tenant's right to possess the Premises by any lawful means with or without terminating this Lease, in which event Tenant will immediately surrender possession of the Premises to Landlord. In such event, this Lease shall continue in full force and effect (except for Tenant's right to possess the Premises) and Tenant shall continue to be obligated for and must pay all Rent as and when due under this Lease. Unless Landlord specifically states that it is terminating this Lease, Landlord's termination of Tenant's right to possess the Premises is not to be construed as an election by Landlord to terminate this Lease or Tenant's obligations and liabilities under this Lease. If Landlord terminates Tenant's right to possess the Premises, Landlord is not obligated to, but may at its election, re-enter the Premises and remove all persons and property from the Premises. Landlord may store any property Landlord removes from the Premises in a public warehouse or elsewhere at the cost and for the account of Tenant. Upon such re-entry, Landlord is not obligated to, but may at its election, relet all or any part of the Premises to a third party or parties for Tenant's account. Tenant is immediately liable to Landlord for all costs and expenses Landlord incurs re-entering or reletting all or any part of the Premises, including, without limitation, all costs and expenses Landlord incurs in (i) maintaining or preserving the Premises after an Event of Default; (ii) recovering possession of the Premises, removing persons and property from the Premises and storing such property (including court costs and reasonable attorneys' fees); (iii) reletting, renovating or altering the Premises; (iv) paying real estate commissions, advertising expenses and similar expenses in connection with reletting all or any part of the Premises; and (v) granting concessions in connection with re-entering or re-letting all or any part of the Premises, including, without limitation, the value of free Rent given to a replacement tenant (collectively, "Re-entry Costs") and must pay Landlord the same as Additional Rent within five (5) days after Landlord's notice to Tenant. Landlord may relet the Premises for a period shorter or longer than the remaining Term. If Landlord relets all or any part of the Premises, Tenant will continue to pay Rent when due under this Lease and Landlord will refund to Tenant the difference between all Rental Landlord actually receives from any reletting of all or any part of the Premises, less any indebtedness from Tenant to Landlord other than Rent (which indebtedness is paid first to Landlord) and less the Re-entry Costs (which costs are paid second to Landlord), up to a maximum amount equal to the Rent Tenant paid that came due after Landlord's reletting. If the sum described in the preceding sentence exceeds the Rent payable by Tenant hereunder, Landlord will apply the excess sum to future Rent due under this Lease; provided, however, that Landlord may retain any surplus remaining at the expiration of the Term.

(b) Landlord may continue this Lease in effect and recover Rent as it becomes due.

(c) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord as Additional Rent upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

(d) Landlord may terminate this Lease effective on the date Landlord specifies in Landlord's notice to Tenant. Upon termination, Tenant will immediately surrender possession of the Premises to Landlord. If Landlord terminates this Lease, Landlord may recover from Tenant and Tenant will pay to Landlord on demand as Additional Rent all damages Landlord incurs by reason of Tenant's default, including, without limitation, (a) all Rent due and payable under this Lease as of the effective date of the termination; (b) any amount necessary to compensate Landlord for any detriment proximately caused Landlord by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would likely result from Tenant's failure to perform, including, but not limited to, any Re-entry Costs; (c) an amount equal to the difference between the present worth, as of the effective date of the termination, of the Base Rent for the balance of the Term remaining after the effective date of the termination (assuming no termination) and the present worth, as of the effective date of the termination, of a fair market base rent for the Premises for the same period (as Landlord reasonably determines the fair market basic Rent); and (d) Tenant's Share of Excess Operating Costs to the extent Landlord is not otherwise reimbursed for such Excess Operating Costs. For purposes of this Section 14.2, Landlord will compute present worth by utilizing a discount rate of eight percent (8%) per annum. Nothing in this Section 14.2 limits or prejudices Landlord's right to prove and obtain damages in an amount equal to the maximum amount allowed by the Laws, regardless whether such damages are greater than the amounts set forth in this Section 14.2.

14.3 Waiver and Release. Tenant waives and releases all Claims Tenant may have resulting from Landlord's re-entry and taking possession of the Premises by any lawful means and removing and storing Tenant's property as permitted under this Lease, regardless whether this Lease is terminated and, to the fullest extent allowable under the Laws, Tenant releases and will indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold harmless the Landlord Parties from and against any and all Claims occasioned thereby. No such reentry is to be considered or construed as a forcible entry by Landlord.

14.4 No Waiver. No provisions of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of Rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay Rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or payment or in any letter or document accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

14.5 Landlord's Default. Landlord will not be in default under this Lease unless Landlord breaches or fails to perform any of Landlord's obligations under this Lease and the breach or failure continues for a period of thirty (30) consecutive days after Tenant notifies Landlord in writing of Landlord's breach or failure or if Landlord fails to cure an emergency affecting Tenant's quiet enjoyment of the Premises within a reasonable period of time (depending on the nature of the harm to Tenant's quiet enjoyment or the emergency) after Tenant gives written notice thereof (or oral notice in the event of an emergency) to Landlord; provided that if Landlord is not able through the use of commercially reasonable efforts to cure a nonemergency breach or failure within such thirty (30) consecutive day period, Landlord's breach or failure is not a default as long as Landlord commences to cure its breach or failure within the thirty (30) consecutive day period and thereafter diligently pursues the cure to completion.

15. SURRENDER AND HOLDING OVER.

15.1 Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all tenant improvements, Permitted Alterations and Alterations (including, without limitation, any tenant improvements installed by Landlord or Tenant pursuant to the Existing Leases prior to the Commencement Date, and the Tenant Improvements, if applicable) to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from Permitted Alterations and approved Alterations and the Tenant Improvements, if applicable; provided, however, that prior to the expiration or termination of this Lease, Tenant shall remove all from the Premises all of Tenant's personal property and any Trade Fixtures and all Alterations, Permitted Alterations and Tenant Improvements that Landlord has elected to require Tenant to remove (except that Landlord will not be permitted to require Tenant to remove (a) any Alterations and Permitted Alterations that Landlord advised Tenant in writing that Tenant would not be required to remove in accordance with Section 7.1 above, (b) any tenant improvements installed by Landlord or Tenant pursuant to the Existing Leases prior to the Commencement Date, or (c) any Tenant Improvements that Landlord advised Tenant in writing that Tenant would not be required to remove in accordance with Exhibit C) and repair any damage caused by such removal, and if such removal is not timely completed, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord as Additional Rent on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within twenty (20) days after notice from Landlord (in which event title to all such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section 15.1 shall survive the expiration or termination of this Lease.

15.2 Holding Over. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) holds over after the expiration or termination of this Lease, with or without the express written consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that Rent shall be payable, if without the express written consent of Landlord, at a monthly rate equal to one hundred fifty percent (150%) of Rent, or, if with the express written consent of Landlord, at a monthly rate equal to the Rent applicable during the last rental period of the Term. No act or omission by Landlord, other than its specific written consent, which Landlord may grant or withhold in Landlord's sole and absolute discretion, shall constitute permission for Tenant to continue in possession of the Premises. In all events, Landlord may terminate Tenant's holdover tenancy at any time upon thirty (30) days written notice. Acceptance by Landlord of Rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to surrender the Premises within thirty (30) days of the expiration or sooner termination of this Lease, including (i) any Rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

16. SUBORDINATION: ATTORNMENT: ESTOPPEL CERTIFICATES.

16.1 Subordination: Attornment. This Lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the Project (collectively, "Mortgages"), and to all renewals, modifications, consolidations, replacements and extensions of any such Mortgages. At the request of any underlying lessor or mortgagee, Tenant shall attorn to such underlying lessor or mortgagee, its successors in interest or any purchaser in a foreclosure sale. If an underlying lessor or mortgagee or any other person shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action, or the delivery of a new lease or deed, then, as long as no Event of Default occurs under this Lease after Tenant's receipt of written notice of such default, the holder of the Mortgage will not disturb Tenant's rights of possession under this Lease. At the request of the successor landlord and upon such successor landlord's written agreement to accept Tenant's attornment and to recognize Tenant's interest under this Lease, (i) Tenant shall be deemed to have attorned to and recognized such successor landlord as Landlord under this Lease and (ii) this Lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the Project. In confirmation of such subordination and/or attornment, Tenant shall execute promptly any certificate that Landlord may reasonably request. Tenant hereby covenants and agrees that the holder of any existing Mortgage, or anyone claiming by, through or under said holder shall not be: (a) liable for any act or omission for any prior landlord (including Landlord), (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord), (c) bound by any Base Rent or Additional Rent or other charges which Tenant might have paid for more than the current month to a prior landlord (including Landlord), or (d) bound by any material modification of this Lease made without the consent of such Mortgagee. If required by the current Mortgagee, Tenant will execute and deliver to Landlord, concurrently with Tenant's execution of this Lease and delivery thereof to Landlord, a subordination, non-disturbance and attornment agreement in the form of Exhibit E attached hereto and incorporated herein.

16.2 Mortgagee Protection. Tenant agrees to give any holder of any Mortgage covering any part of the Project ("Mortgagee"), by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord fails to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be reasonably necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Mortgage, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

16.3 Estoppel Certificates. Within ten (10) Business Days after written request therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in still force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). If Tenant fails timely to execute and deliver such certificate as provided above, then Landlord and the addressee of such certificate shall be entitled to rely upon the information contained in the certificate submitted to Tenant as true, correct and complete, and Tenant shall be estopped from later denying, contradicting or taking any position inconsistent with the information contained in such certificate. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Project shall be entitled to rely upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord's second written request therefor, which second written request will reiterate the following remedies in balded, all capital letters, such failure shall be deemed an Event of Default by Tenant and Tenant shall be liable to Landlord for any and all damages incurred by Landlord, including, without limitation, any profits or other benefits from any financing of the Project or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

17. ADDITIONAL PROVISIONS.

17.1 Intentionally Deleted.

17.2 Parking. Commencing on the Commencement Date and continuing throughout the remainder of the Term, Landlord licenses to Tenant the following parking spaces (i.e., five hundred fifty-six (556) unreserved parking spaces in the aggregate), all of such parking spaces to be located in a portion of the Parking Facilities as designated from time to time by Landlord and provided to Tenant at the following rates:

Second Floor Premises:

Period	Number of Parking Spaces	Rate

Commencement Date-03/31/16	373 unreserved	$25 per unreserved parking space

04/01/16-Expiration of Term (as the same may be extended)	373 unreserved	Prevailing market rate (which is currently $50.00 per month for each of the unreserved parking spaces)

First Floor Premises (Suites 115, 120 & 130):

Period	Number of Parking Spaces	Rate

Commencement Date-12/31/15	88 unreserved	$0 per unreserved parking space

01/01/16-Expiration of Term (as the same may be extended)	88 unreserved	Prevailing market rate (which is currently $50.00 per month for each of the unreserved parking spaces)

First Floor Premises (Suite 100 105 & 110):

Period	Number of Parking Spaces	Rate

Commencement Date-01/31/17	95 unreserved	$0 per unreserved parking space

02/01/17-Expiration of Term (as the same may be extended)	95 unreserved	Prevailing market rate (which is currently $50.00 per month for each of the unreserved parking spaces)

Landlord may change its parking charges at any time on not less than thirty (30) days prior notice to Tenant. Unless otherwise notified by Landlord, Tenant will pay all parking fees as Additional Rent at the same time, place and manner as Base Rent, but said parking may be paid separately by Tenant. Parking at the Project by Tenant is subject to the other provisions of this Lease, including without limitation, the Building Rules. In no event will Landlord be liable for any loss, damage or theft of, to or from any vehicle at the Project. From time to time during the Term, Tenant may request the license of additional unreserved parking spaces, and in such event, provided the same are available, as determined by Landlord in Landlord's sole and absolute discretion, Landlord will license same to Tenant on the same terms and conditions as are set forth above. Tenant hereby expressly acknowledges and agrees that the Parking Facilities may include surface parking adjacent to the Building in which the Premises is located if Landlord, in Landlord's sole and absolute discretion, elects to construct such surface parking at any time during the Term.

17.3 Expanded Development. Tenant acknowledges and agrees that the Building may be included within a larger, integrated real estate development including additional buildings and land. Landlord may elect, in Landlord's sole discretion, to operate such development as a unit and compute any Excess Operating Costs accordingly. If Landlord does so, then Tenant's Share of Excess Operating Costs will be appropriately adjusted to compare the rentable area of the Premises to the total rentable area within such development for which expenses are included. Nothing herein will be deemed to require Landlord to develop or construct any such additional buildings or to combine the Building with any other buildings.

17.4 Signs. Landlord will initially provide to Tenant (a) one building standard tenant identification sign adjacent to the entry door of the Premises and (b) one standard building directory listing. The signs will conform to Landlord's sign criteria. Tenant will not install or permit to be installed in the Premises any other sign, decoration or advertising material of any kind that is visible from the exterior of the Premises. Landlord may remove, at Tenant's sole cost and expense, any sign, decoration or advertising material that violates this Section 17.4 which is not removed within five (5) Business Days after Tenant's receipt of written notice from Landlord. In addition to the foregoing, and provided Tenant is able to obtain all necessary governmental and quasi-governmental approvals therefor, Landlord will, at Tenant's expense, install a sign on the exterior of the North side of the Building displaying Tenant's name, which sign will be in the location depicted on Exhibit F attached hereto and incorporated herein. Tenant must pay all annual and other permit fees therefor and must pay all costs of maintenance thereof during the Term and all costs for the removal thereof upon the expiration or earlier termination of the Term. Any such sign and the display of Tenant's name thereon will be subject to the terms of any restrictive covenants applicable thereto and all laws, codes, ordinances, rules and regulations, and will be subordinate to all building designation signs (if any). Such sign must conform to the comprehensive sign plan approved by the City. The size, location, design and all other aspects of such sign, including the conformance thereof to such comprehensive sign plan, will be subject to Landlord's approval. When Tenant requests Landlord's approval of such sign, Tenant will concurrently submit to Landlord the proposed fabrication drawings thereof which will be sufficiently detailed for Landlord to determine whether the sign complies with such comprehensive sign plan.

17.5 Expansion.

(a) Suite 180/190. Landlord and Tenant acknowledge that the following spaces in the Building are currently occupied by existing tenants: (i) that certain space containing approximately two thousand seven hundred twelve (2,712) rentable square feet located on the first floor of the Building and commonly referred to as Suite 180 therein, and (ii) that certain space containing approximately six thousand two hundred ninety-nine (6,299) rentable square feet located on the first floor of the Building and commonly referred to as Suite 190 therein (collectively, the "Suite 180/190 Option Space"). So long as no Event of Default then exists under this Lease, but subject to all rights granted prior to the execution date of this Lease to any and all other tenants in the Project in and to any portion of the Suite 180/190 Option Space (including, without limitation, any renewal options and any obligations of landlord to deliver any must-take or additional space), Tenant will have the right to be offered the option to expand the Premises to include the Suite 180/190 Option Space (in its entirety) upon the date on which the Suite 180/190 Option Space becomes available to lease in accordance with the remaining provisions of this Section 17.5(a). If on or before the expiration or earlier termination of the existing leases for the Suite 180/190 Option Space, all prior rights that the existing tenants in the Project (including, without limitation, the existing tenants of the Suite 180/190 Option Space) may have with respect to the Suite 180/190 Option Space have been cleared and the Suite 180/190 Option Space (in its entirety) is available for lease (or will be available for lease upon the expiration or earlier termination of such existing leases), Landlord will provide notice of the availability of the Suite 180/190 Option Space for lease by Tenant. Landlord's notice will contain all economic terms and conditions (the "Suite 180/190 Option Space Lease Terms and Conditions") of Landlord's proposed leasing of the Suite 180/190 Option Space to Tenant, including without limitation, (i) Landlord's proposed Base Rent and additional rent for such space, which Base Rent shall be at the same rate per rentable square foot then applicable to the Second Floor Premises, including all scheduled escalations thereof, (ii) the length of the term for the Suite 180/190 Option Space (the "Suite 180/190 Term"), which shall be coterminous with the Term of this Lease, (iii) the tenant improvements to be constructed therein or otherwise contributed to the Suite 180/190 Option Space, which shall be subject to the same Construction Allowance as set forth herein for the Premises, provided that the Construction Allowance shall be appropriately prorated based on the size of the Suite 180/190 Option Space and the length of the Suite 180/190 Term, and provided further that if the Suite 180/190 Term contains less than thirty-six (36) months, there shall be no tenant improvements to be constructed in or otherwise contributed to the Suite 180/190 Option Space, and Tenant shall accept the Suite 180/190 Option Space in its then-existing as-is condition, (iv) the number of parking spaces available for such space and the charges therefor, and (v) an estimated commencement date for Tenant's leasing of the Suite 180/190 Option Space. Tenant must notify Landlord in writing within ten (10) Business Days of receiving Landlord's notice (time being of the essence) whether Tenant desires to lease the Suite 180/190 Option Space from Landlord on the Suite 180/190 Option Space Lease Terms and Conditions. If Tenant notifies Landlord that Tenant does not desire to lease the Suite 180/190 Option Space, or if Tenant does not timely respond in writing to Landlord's notice within such ten (10) Business Day period, then Tenant's expansion option with respect to the Suite 180/190 Option Space hereunder shall thereafter automatically terminate and be of no further force or effect. If Tenant timely notifies Landlord in writing within such ten (10) Business Day period that Tenant desires to lease the Suite 180/190 Option Space on the Suite 180/190 Option Space Lease Terms and Conditions, then the parties will, within ten (10) Business Days after Tenant's notice to Landlord if Tenant accepts the Suite 180/190 Option Space Lease Terms and Conditions, reasonably and in good faith negotiate the documentation (e.g., an amendment to this Lease or a new lease for the Suite 180/190 Option Space) for Tenant's lease of the Suite 180/190 Option Space from Landlord. Such documentation will incorporate the Suite 180/190 Option Space Lease Terms and Conditions and will be in form and substance reasonably satisfactory to Landlord and Tenant. If Landlord and Tenant fail to timely execute such documentation, however, Tenant will nevertheless be obligated to lease the Suite 180/190 Option Space on the Suite 180/190 Option Space Lease Terms and Conditions once Tenant has exercised its expansion option in the manner provided in this Section 17.5(a).

(b) Suite 170. Landlord and Tenant acknowledge that the following space in the Building is currently occupied by an existing tenant: that certain space containing approximately eleven thousand three hundred thirty-six (11,336) rentable square feet located on the first floor of the Building and commonly referred to as Suite 170 therein (the "Suite 170 Option Space"). So long as no Event of Default then exists under this Lease, but subject to all rights granted prior to the execution date of this Lease to any and all other tenants in the Project in and to the Suite 170 Option Space (including, without limitation, any renewal options and any obligations of landlord to deliver any must-take or additional space), Tenant will have the right to be offered the option to expand the Premises to include the Suite 170 Option Space (in its entirety) upon the date on which the Suite 170 Option Space becomes available to lease in accordance with the remaining provisions of this Section 17.5(b). If on or before the expiration or earlier termination of the existing lease for the Suite 170 Option Space, all prior rights that the existing tenants in the Project (including, without limitation, the existing tenant of the Suite 170 Option Space) may have with respect to the Suite 170 Option Space have been cleared and the Suite 170 Option Space is available for lease (or will be available for lease upon the expiration or earlier termination of such existing lease), Landlord will provide notice of the availability of the Suite 170 Option Space for lease by Tenant. Landlord's notice will contain all economic terms and conditions (the "Suite 170 Option Space Lease Terms and Conditions") of Landlord's proposed leasing of the Suite 170 Option Space to Tenant, including without limitation, (i) Landlord's proposed Base Rent and additional rent for such space, which Base Rent shall be at the same rate per rentable square foot then applicable to the Second Floor Premises, including all scheduled escalations thereof, (ii) the length of the term for the Suite 170 Option Space (the "Suite 170 Term"), which shall be coterminous with the Term of this Lease, (iii) the tenant improvements to be constructed therein or otherwise contributed to the Suite 170 Option Space, which shall be subject to the same Construction Allowance as set forth herein for the Premises, provided that the Construction Allowance shall be appropriately prorated based on the size of the Suite 170 Option Space and the length of the Suite 170 Term, and provided further that if the Suite 170 Term contains less than thirty-six (36) months, there shall be no tenant improvements to be constructed in or otherwise contributed to the Suite 170 Option Space, and Tenant shall accept the Suite 170 Option Space in its then-existing as-is condition, (iv) the number of parking spaces available for such space and the charges therefor, and (v) an estimated commencement date for Tenant's leasing of the Suite 170 Option Space. Tenant must notify Landlord in writing within ten (10) Business Days of receiving Landlord's notice (time being of the essence) whether Tenant desires to lease the Suite 170 Option Space from Landlord on the Suite 170 Option Space Lease Terms and Conditions. If Tenant notifies Landlord that Tenant does not desire to lease the Suite 170 Option Space, or if Tenant does not timely respond in writing to Landlord's notice within such ten (10) Business Day period, then Tenant's expansion option with respect to the Suite 170 Option Space hereunder shall thereafter automatically terminate and be of no further force or effect. If Tenant timely notifies Landlord in writing within such ten (10) Business Day period that Tenant desires to lease the Suite 170 Option Space on the Suite 170 Option Space Lease Terms and Conditions, then the parties will, within ten (10) Business Days after Tenant's notice to Landlord if Tenant accepts the Suite 170 Option Space Lease Terms and Conditions, reasonably and in good faith negotiate the documentation (e.g., an amendment to the Lease or a new lease for the Suite 170 Option Space) for Tenant's lease of the Suite 170 Option Space from Landlord. Such documentation will incorporate the Suite 170 Option Space Lease Terms and Conditions and will be in form and substance reasonably satisfactory to Landlord and Tenant. If Landlord and Tenant fail to timely execute such documentation, however, Tenant will nevertheless be obligated to lease the Suite 170 Option Space on the Suite 170 Option Space Lease Terms and Conditions once Tenant has exercised its expansion option in the manner provided in this Section 17.5(b).

(c) Suite 345. Landlord and Tenant acknowledge that as of the date of this Lease, (i) Tenant is subleasing that certain space containing approximately eleven thousand four hundred twenty-two (11,422) rentable square feet located on the third floor of the Building and commonly referred to as Suite 345 therein ("Suite 345"), which sublease is subject and subordinate to that certain existing lease between Landlord and the direct tenant of Suite 345 (as such lease may be amended from time to time), and (ii) that certain space located adjacent to Suite 345 on the third floor of the Building containing approximately fourteen thousand eight (14,008) rentable square feet and commonly referred to as Suite 350 ("Suite 350"), is currently occupied by an existing tenant. Suite 345 and Suite 350 are collectively referred to herein as the "Suite 345/350 Option Space." So long as no Event of Default then exists under this Lease, but subject to all rights granted prior to the execution date of this Lease to any and all other tenants in the Project (including, without limitation, the direct tenant of Suite 345 and the existing tenant of Suite 350) in and to the Suite 345/350 Option Space (including, without limitation, any renewal options and any obligations of landlord to deliver any must-take or additional space), Tenant will have the right to be offered the option to expand the Premises to include the Suite 345/350 Option Space (in its entirety) upon the date on which the Suite 345/350 Option Space becomes available to lease in accordance with the remaining provisions of this Section 17.5(c). If upon date that Landlord elects to market the Suite 345/350 Option Space for lease (without any obligation to do so), all prior rights that other tenants or occupants of the Project (including, without limitation, the direct tenant of Suite 345 and the existing tenant of Suite 350) may have with respect to the Suite 345/350 Option Space have been cleared, Landlord will provide notice of the availability of the Suite 345/350 Option Space for lease by Tenant. Landlord's notice will contain all economic terms and conditions (the "Suite 345/350 Option Space Lease Terms and Conditions") of Landlord's proposed leasing of the Suite 345/350 Option Space to Tenant, including without limitation, Landlord's proposed Base Rent and additional rent for such space, the length of the term for the Suite 345/350 Option Space, the number of parking spaces available for such space and the charges therefor, and an estimated commencement date for Tenant's leasing of the Suite 345/350 Option Space, and there shall be no tenant improvements to be constructed in or otherwise contributed to the Suite 345/350 Option Space, and Tenant shall accept the Suite 345/350 Option Space in its then-existing as-is condition. Tenant must notify Landlord in writing within ten (10) Business Days of receiving Landlord's notice (time being of the essence) whether Tenant desires to lease the Suite 345/350 Option Space from Landlord on the Suite 345/350 Option Space Lease Terms and Conditions. If Tenant notifies Landlord that Tenant does not desire to lease the Suite 345/350 Option Space, or if Tenant does not timely respond in writing to Landlord's notice within such ten (10) Business Day period, then Tenant's expansion option with respect to the Suite 345/350 Option Space hereunder shall thereafter automatically terminate and be of no further force or effect; provided, however, if Tenant rejects (or is deemed to have rejected) Landlord's offer to lease the Suite 345/350 Option Space and Landlord thereafter desires to lease the Suite 345/350 Option Space to a third party for a base rental rate that is less than ninety percent (90%) of the base rental rate contained within the Suite 345/350 Option Space Lease Terms and Conditions, then Landlord will again offer to lease the Suite 345/350 Option Space to Tenant by way of a "Suite 345/350 Supplemental Offer" containing the reduced base rental rate offered to the third party and the remaining provisions of this Section 17.5(c) will govern the procedure for Tenant's acceptance or rejection (or deemed rejection, as the case may be) of the Suite 345/350 Supplemental Offer, except that Tenant will have five (5) Business Days (as opposed to ten (10) Business Days) in which to provide Landlord with Tenant's written acceptance of the Suite 345/350 Supplemental Offer, time being of the essence with respect to such acceptance. If Tenant timely notifies Landlord in writing within such ten (10) Business Day period (or such five (5) Business Day period in the case of a Suite 345/350 Supplemental Offer) that Tenant desires to lease Suite 345 on the Suite 345 Lease Terms and Conditions (or on the terms of the Suite 345/350 Supplemental Offer, if applicable), then the parties will, within ten (10) Business Days after Tenant's notice to Landlord if Tenant accepts the Suite 345 Lease Terms and Conditions (or on the terms of the Suite 345/350 Supplemental Offer, if applicable), reasonably and in good faith negotiate the documentation (e.g., an amendment to this Lease or a new lease for Suite 345) for Tenant's lease of Suite 345 from Landlord. Such documentation will incorporate the Suite 345 Lease Terms and Conditions (or on the terms of the Suite 345/350 Supplemental Offer, if applicable) and will be in form and substance reasonably satisfactory to Landlord and Tenant. If Landlord and Tenant fail to timely execute such documentation, however, Tenant will nevertheless be obligated to lease Suite 345 on the Suite 345 Lease Terms and Conditions (or on the terms of the Suite 345/350 Supplemental Offer, if applicable) once Tenant has exercised its expansion option in the manner provided in this Section 17.5(c).

(d) No Other Expansion Rights or Options. Tenant acknowledges and agrees that it has no other rights and/or options to lease additional space within the Building or the Project, except as expressly set forth in this Section 17.5.

17.6 Building Antenna/Microwave Dishes. Subject to the provisions of this Section 17.6, Tenant may use a portion of the roof of the Building to install, operate and maintain telecommunications equipment including antennae and satellite dishes solely for Tenant's personal use within the Premises ("Telecommunications Equipment"). If Tenant elects to install Telecommunications Equipment, Landlord will not impose a monthly rental charge for the placement of such equipment on the Building Roof. Tenant will install the Telecommunications Equipment (and related wiring) only in a location determined by Landlord, which location Landlord may change from time to time during the Term for any reason, including, without limitation, to accommodate Landlord's installation of one (1) or more solar panels on the Building roof in a location determined by Landlord in Landlord's sole and absolute discretion. Landlord will provide Tenant with reasonable access to the Building risers in order for Tenant to effectuate the Telecommunications Equipment installation. Tenant's installation, maintenance, replacement and removal of any Telecommunications Equipment (and related wiring) must comply with the requirements of any Building roof warranties, all provisions of Article 7 governing Alterations, and the other terms and conditions of this Lease. Tenant's installation, operation and maintenance of the Telecommunications Equipment is subject to Tenant receiving and maintaining all governmental approvals required for the Telecommunications Equipment and otherwise complying with all Laws relating thereto. The Telecommunications Equipment (and related wiring) must not interfere with any existing Building equipment or other tenants' equipment. Upon prior notice to Landlord, Tenant will be allowed reasonable access to the Telecommunications Equipment area during Business Hours for the purpose of maintaining and servicing such equipment. All Telecommunications Equipment (and related wiring) will remain the personal property of Tenant, will be located and maintained at Tenant's sole cost and risk, and must be removed by Tenant at the end of the Term, Tenant hereby agreeing to return the portion of the Building roof upon which the Telecommunications Equipment was located to the condition in which such portion of the Building roof existed immediately prior to Tenant's installation of the Telecommunications Equipment thereon.

17.7 Access. Subject to emergencies and Force Majeure events, Tenant will have access to the Building and the Parking Facilities twenty-four (24) hours per day, seven (7) days per week, via a card key system, subject to compliance with Landlord's reasonable rules and regulations regarding security.

17.8 Tenant's Security System. Subject to obtaining Landlord's prior written consent, Tenant may install a separate security/card access system for the Premises at Tenant's sole cost and expense, provided that such separate security system shall be installed in accordance with the provisions of Article 7 of this Lease and shall be subject to all of the terms, covenants and provisions contained in this Lease. If Tenant installs such a system in the Premises, any replacement of such system and all maintenance and repair of such system will be Tenant's sole responsibility and at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord in connection with said system. Tenant further agrees that Landlord will have no liability for any failure or other breach of said system. Tenant is obligated to remove said system from the Building at the expiration or earlier termination of the Term, and Tenant must repair any and all damage to the Building resulting from such removal. Such removal and the repair of damage caused thereby shall be at Tenant's sole cost and expense.

17.9 Restricted Tenants. Subsequent to the date of this Lease, provided no Event of Default then exists and provided that the original tenant executing this Lease ("Original Tenant") is in full and continuous occupancy of the Premises, Landlord agrees, during the time that Original Tenant is continuously operating for business during Business Hours from the Premises as provided in this Section 17.9, Landlord will not lease space in the Building to any of the following entities: Yahoo!, Google, Yellowpages.com (division of AT&T) and Reach Local; provided, however, in the event Tenant is acquired by or otherwise merges with any of the foregoing four (4) entities, then in that event, upon Tenant's prior written request, Landlord will agree to delete the acquiring/merging entity from the foregoing list and replace the same with another competitor of Original Tenant reasonably acceptable to Landlord (the "Restricted Tenants Clause"). If Tenant fails to continuously operate for business from within the Premises for more than six (6) months (as reasonably determined by Landlord) or if the Restricted Tenants Clause is deemed to be in violation of applicable law, then the Restricted Tenants Clause, and Landlord's obligations under this Section 17.9, will automatically terminate. Tenant does hereby indemnify, defend and hold Landlord harmless from any claim, cost, loss or damage (including reasonable attorneys' fees) incurred or alleged against Landlord by any person, firm, corporation or other entity whatsoever by reason of Landlord's compliance, or attempted compliance, with this Section 17.9, and in the event Landlord is made subject to any action, proceeding or penalty with respect to the provisions of this Section 17.9, Tenant will indemnify, defend and hold Landlord harmless from any cost, loss, claim or expense in respect thereto with counsel approved by Landlord, the actual out-of-pocket costs of such indemnification and defense (including reasonable attorneys' fees) to be paid entirely by Tenant. Notwithstanding the foregoing, this Section 17.9 will not apply to (i) any leases entered into by Landlord prior to the date of the Existing Second Floor Lease (or any leases being circulated for signature prior to the date of the Existing Second Floor Lease), nor to any amendments or renewals of such leases, or (ii) any leases for premises within buildings other than the Building.

17.10 Notices. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served by messenger or reputable overnight courier service, addressed to the other party at the party's address for notices set forth in the Basic Terms. Notices shall be deemed to have been given and be effective on the earlier of (a) receipt (or refusal of delivery or receipt), or (b) one (1) day after acceptance by the independent service for delivery, if sent by independent messenger or overnight courier service. Either party may change its address for notices hereunder by notice to the other party complying with this Section 17.10. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section 17.10.

17.11 Financial Statements. From time to time during the Term, but not more than one (1) time during any calendar year (except in connection with a sale, financing or refinancing of the Premises by Landlord), and within twenty (20) days after written request therefor, Tenant shall deliver to Landlord complete, accurate and up-to-date financial statements (including at least a balance sheet and a statement of profit and loss) of Tenant (and of each guarantor of Tenant's obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles and certified by an independent certified public accountant or Tenant's (or each guarantor's) chief financial officer as being a true, complete and correct statement of Tenant's (or each guarantor's) financial condition as of the date of such financial statements. Notwithstanding anything in this Section 17.11 to the contrary, during any period of time that Tenant is a publicly traded company on a United States national stock exchange and Tenant's most recent quarterly (or more frequent) financial statements are publicly available as a result thereof, then this Section 17.11 shall not apply.

17.12 Quiet Possession. Subject to Tenant's full and timely performance of all of Tenants covenants and obligations under this Lease, and subject to the terms of this Lease, Tenant shall have the quiet possession of the Premises throughout the Term free from hindrance or molestation from Landlord or any persons or entities lawfully claiming by, through or under Landlord.

17.13 Security Measures. Landlord may, but shall be under no obligation to, implement security measures for the Project, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however, that such measures shall be implemented in a way as to minimize unreasonable inconvenience of tenants of the Building. If Landlord uses an access card system, Landlord may require Tenant to pay Landlord a reasonable deposit for each Building access card issued to Tenants. Tenant shall be responsible for any loss, theft or breakage of any such cards, which must be returned by Tenant to Landlord upon expiration or earlier termination of the Lease. Landlord may retain the deposit for any card not so returned. Landlord shall, at all times, have the right to change, alter or reduce any such security services or measures, and Tenant shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such Security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

17.14 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Base Rent, Additional Rent and any other charges to be paid by Tenant pursuant to this Lease (collectively, "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by an event of Force Majeure.

17.15 Rules and Regulations. Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit D. In addition, Tenant shall be bound by any reasonable, nondiscriminatory rules and regulations hereafter adopted by Landlord for the Building upon notice to Tenant thereof (collectively, the rules and regulations set forth on Exhibit D and such rules and regulations hereinafter adopted are referred to as the "Building Rules"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

17.16 Limitation on Landlord's Liability. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance or transfer of title to the Building, then from and after the date of such conveyance or transfer, the transferor shall be relieved of all liability with respect to obligations of the Landlord hereunder to be performed after the date of such conveyance or transfer. However, notwithstanding any such transfer, the transferor remains entitled to the benefits of Tenant's releases and indemnity and insurance obligations (and similar obligations) under this Lease with respect to matters arising or accruing during the transferor's period of ownership. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building and the rents, issues and profits therefrom as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners, shareholders, members, directors, officers or managers on account of this Lease. In no event is Landlord or any Landlord Party liable to Tenant or any other person for consequential, indirect, special or punitive damages.

17.17 Consents and Approvals. Except as expressly provided in this Lease to the contrary, wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, Landlord's consent will not be unreasonably withheld, conditioned or delayed. If it is determined that Landlord failed to grant consent where Landlord was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure. The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Project, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

17.18 Brokers. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Terms (the "Brokers") in accordance with Landlord's separate written agreement with the Brokers, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Brokers. Tenant shall indemnify and hold Landlord harmless from any Claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission, based upon any dealings with or statements made by Tenant or Tenant's Representatives.

17.19 Entire Agreement: Amendment. This Lease, including the Exhibits attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral, all of which are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. No subsequent alteration, amendment, change or addition to this Lease (other than to the Building Rules) is binding on Landlord or Tenant unless it is in writing and signed by the party to be charged with performance.

17.20 Authority. Each person executing this Lease on behalf of Landlord and Tenant hereby covenants and warrants that: (a) the entity on whose behalf such person is signing is duly organized and validly existing under the laws of its state or country of organization; (b) such entity has full right and authority to enter into this Lease and to perform all of Landlord's and Tenant's obligations hereunder; and (c) each person (and both of the persons if more than one signs) signing this Lease on behalf of Landlord or Tenant is duly and validly authorized to do so.

17.21 Successors. The covenants and agreements contained in this Lease bind and inure to the benefit of Landlord, its successors and assigns, bind Tenant and its successors and assigns and inure to the benefit of Tenant and its permitted successors and assigns.

17.22 Captions. The captions of the articles and sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular includes the plural and the plural includes the singular.

17.23 No Joint Venture. This Lease does not create the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant other than that of landlord and tenant.

17.24 Severability. If any covenant, condition, provision, term or agreement of this Lease is, to any extent, held invalid or unenforceable, the remaining portion thereof and all other covenants, conditions, provisions, terms and agreements of this Lease will not be affected by such holding, and will remain valid and in force to the fullest extent permitted by law.

17.25 Survival. All of Tenant's obligations under this Lease (together with interest on payment obligations at the Interest Rate) accruing prior to expiration or other termination of this Lease survive the expiration or other termination of this Lease. Further, all of Tenant's releases and indemnification, defense and hold harmless obligations under this Lease survive the expiration or other termination of this Lease, without limitation.

17.26 Governing Law. This Lease is governed by, and must be interpreted under, the internal laws of the State in which the Premises is located. Any suit arising from or relating to this Lease must be brought in the County in which the Premises is located; Landlord and Tenant waive the right to bring suit elsewhere.

17.27 Time is of the Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

17.28 Joint and Several Liability. All parties signing this Lease as Tenant and any guarantor(s) of this Lease are jointly and severally liable for performing all of Tenant's obligations under this Lease.

17.29 Provisions are Covenants and Conditions. All provisions of this Lease, whether covenants or conditions, are deemed both covenants and conditions.

17.30 Intentionally Deleted.

17.31 No Recording. Tenant will not record this Lease or a Memorandum of this Lease without Landlord's prior written consent, which consent Landlord may grant or withhold in its sole and absolute discretion.

17.32 Nondisclosure of Lease Terms. The terms and conditions of this Lease constitute proprietary information of Landlord that Tenant will keep confidential. Tenant's disclosure of the terms and conditions of this Lease could adversely affect Landlord's ability to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant will not, without Landlord's consent (which consent Landlord may grant or withhold in its sole and absolute discretion), directly or indirectly disclose the terms and conditions of this Lease to any other tenant or prospective tenant of the Building or to any other person or entity other than Tenant's employees and agents who have a legitimate need to know such information (and who will also keep the same in confidence).

17.33 Construction of Lease and Terms. The terms and provisions of this Lease represent the results of negotiations between Landlord and Tenant, each of which are sophisticated parties and each of which has been represented or been given the opportunity to be represented by counsel of its own choosing, and neither of which has acted under any duress or compulsion, whether legal, economic or otherwise. Consequently, the terms and provisions of this Lease must be interpreted and construed in accordance with their usual and customary meanings, and Landlord and Tenant each waive the application of any rule of law that ambiguous or conflicting terms or provisions contained in this Lease are to be interpreted or construed against the party who prepared the executed Lease or any earlier draft of the same. Landlord's submission of this instrument to Tenant for examination or signature by Tenant does not constitute a reservation of or an option to lease and is not effective as a lease or otherwise until Landlord and Tenant both execute and deliver this Lease. The parties agree that, regardless of which party provided the initial form of this Lease, drafted or modified one or more provisions of this Lease, or compiled, printed or copied this Lease, this Lease is to be construed solely as an offer from Tenant to lease the Premises, executed by Tenant and provided to Landlord for acceptance on the terms set forth in this Lease, which acceptance and the existence of a binding agreement between Tenant and Landlord may then be evidenced only by Landlord's execution of this Lease.

17.34 Intentionally Deleted.

17.35 Coffee Retail Outlet. Landlord shall use best efforts to arrange for a coffee retail outlet to be opened at the Project, on terms and conditions acceptable to Landlord in its sole and absolute discretion; provided, however, that Landlord's obligations to use its best efforts as set forth above shall be conditioned upon Tenant entering into an agreement with such coffee retailer to provide such coffee retailer with a minimum amount of coffee sales (the form and substance of such agreement being acceptable to each such party). Landlord agrees to use commercially reasonable efforts to cause any such coffee retailer to maintain a client account for Tenant (at Tenant's sole cost and expense) for the exclusive use of Tenant's employees. Notwithstanding anything in this Section 17.35 to the contrary, Landlord shall not be in default under this Lease if, despite using its efforts as set forth above, Landlord fails to arrange for a coffee retail outlet and/or a client account for Tenant as set forth above.

[SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS WHEREOF, Landlord and Tenant have each caused this Lease to the executed and delivered by their duly authorized representatives as of the Lease Date set forth above.

LANDLORD:

STOCKDALE GALLERIA PROJECT OWNER, LLC,
a Delaware limited liability company

By:	Stockdale Galleria, LLC, a Delaware limited liability company, its sole member

	By:	Stockdale Galleria Manager a Delaware limited liability Company, its Managing Member By: /s/ Steven Yari Name: Steven Yari Title: Authorized Signatory

TENANT:

YELP INC., a Delaware corporation

By: /s/ Rob Krolik
Name: Rob Krolik
Title: CFO

EXHIBIT A

FLOOR PLANS

EXHIBIT A

EXHIBIT A- CONTINUED

FLOOR PLANS

EXHIBIT A-
CONTINUED

EXHIBIT A - CONTINUED

FLOOR PLANS

EXHIBIT A-
CONTINUED

EXHIBIT B

LEGAL DESCRIPTION OF THE LAND

PARCEL NO. 1:

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of the Southwest quarter of the Northwest quarter of said Southwest quarter;

thence South 89 degrees 32 minutes 34 seconds East (assumed bearing) along the North line of the Southwest quarter of the Northwest quarter of said Southwest quarter 51.98 feet to a point on a curve concave Northeasterly whose radius point bears North 73 degrees 56 minutes 49 seconds East 505.00 feet, said curve hereinafter referred to as "Curve Number 1", said point-on-curve being the TRUE POINT OF BEGINNING;

thence continuing along said North line and along the North line of the South half of the East half of the Northwest quarter of the Southwest quarter of said Section 23, South 89 degrees 32 minutes 34 seconds East 613.48 feet to a point of intersection with the Southerly prolongation of the West line of Tract B, Camelback Park Plaza, according to Book 86 of Maps, page 13, records of Maricopa County;

thence North 00 degrees 06 minutes 23 seconds East along said West line and Southerly prolongation a distance of 147.12 feet to the Northwest corner of said Tract B;

thence South 89 degrees 32 minutes 34 seconds East along the North line of said Tract B a distance of 73.13 feet (Record 73.00 feet) to the Northeast corner thereof,

thence South 00 degrees 07 minutes 46 seconds West (record South) along the East line of said Tract B and its Southerly prolongation a distance of 147.12 feet to a point on the North line of the Southeast quarter of the Northwest quarter of said Southwest quarter, thence South 89 degrees 32 minutes 34 seconds East (record South 89 degrees 39 minutes 41 seconds East and South 89 degrees 38 minutes West) along last said North line 206.91 feet to a point of intersection with the Northerly prolongation of the East line of Tract A, Winfield Scott Plaza Unit Four, according to Book 70 of Maps, page 28, records of Maricopa County, thence South 00 degrees 05 minutes 08. seconds West (record South O degrees 01 minutes 43 seconds East) along said East line and Northerly prolongation a distance of 165.85 feet;

thence North 89 degrees 33 minutes 20 seconds West (record North 89 degrees 41 minutes 21 seconds West) a distance of 288.07 feet along the South line of said Tract A and its Westerly prolongation to a point on the East line of the Southwest quarter of the Northwest quarter of said Southwest quarter; said point being the Southeast corner of the North half of the North half of said Southwest quarter of the Northwest quarter of the Southwest quarter, and said point also being the Northeast corner of Winfield Scott Plaza Unit Three, according to Book 70 of Maps, page 49, records of said county;

thence South 00 degrees 07 minutes 05 seconds West (record South O degrees 01 minutes 30 seconds East) along last said East line 105.92 feet;

thence North 89 degrees 32 minutes 38 seconds West 48.33 feet to a point of curvature of a curve concave Southeasterly having a radius of 205.00 feet

EXHIBIT B

thence Southwesterly along the arc of said curve through a central angle of 48 degrees 49 minutes 13 seconds a distance of 174.68 feet to a point on the North line of Lot 111 of said Winfield Scott Plaza Unit Three, which point lies North 89 degrees 33 minutes 43 seconds West (record North 89 degrees 41 minutes 21 seconds West) 33.58 feet from the Northeast corner thereof, thence continuing along last said curve through a central angle of 6 degrees 46 minutes 17 seconds a distance of 24.23 feet to a point of tangency;

thence South 34 degrees 51 minutes 52 seconds West 17.33 feet to a point of curvature of a curve concave, Northerly having a radius of 25.00 feet;

thence Westerly along the arc of said curve through a central angle of 90 degrees 00 minutes 00 seconds a distance of 39.27 feet to a point of tangency,

thence North 55 degrees 08 minutes 08 seconds West 70.60 feet to a point on the North line of Lot 110 of said Winfield Scott Plaza Unit Three, which point lies South 89 degrees 33 minutes 43 seconds East (record South 89 degrees 41 minutes 21 seconds East) 24.85 feet from the Northwest corner thereof, thence continuing along last said tangent line a distance of 34.93 feet;

thence North 34 degrees 51 minutes 52 seconds East a distance of 7.00 feet;

thence North 55 degrees 08 minutes 08 seconds West 76.53 feet to a point of curvature of a curve concave Northeasterly, being said "Curve Number 1", whose radius point bears North 34 degrees 51 minutes 52 seconds East 505.00 feet;

thence Northwesterly along the arc of said curve through a central angle of 39 degrees 04 minutes 57 seconds a distance of 344.47 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 2:

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of the Southwest quarter of the Northwest quarter of said Southwest quarter;

thence South 00 degrees 07 minutes 06 seconds West (assumed bearing) (record South) along the monument line of Scottsdale Road a distance of 536.00 feet (record 535.82 feet) to the Northwest corner of Winfield Scott Plaza unit Two, according to Book 67 of Maps, page 41, records of Maricopa County;

thence South 89 degrees 33 minutes 19 seconds East along the North line of said Winfield Scott Plaza Unit Two, which North line is also the South line of Winfield Scott Plaza Unit Three, according to Book 70 of Maps, page 49, records of said County, a distance of 56.00 feet to a point on the Easterly right-of-way line of Scottsdale Road, said point being the TRUE POINT OF BEGINNING;

thence North 00 degrees 07 minutes 06 seconds East along said Easterly right-of-way line of Scottsdale Road a distance of 40.00 feet to the Southwest corner of Lot 96 of said Winfield Scott Plaza Unit Three;

thence South 89 degrees 33 minutes 19 seconds East (record South 89 degrees 42 minutes 10 seconds East) along the South line of said Lot 96, its Easterly prolongation, and along the South line of Lot 105 of said Winfield Scott Plaza Unit Three a distance of 123.40 feet to a point on last said South line which lies North 89 degrees 33 minutes 19 seconds West (record North 89 degrees 42 minutes 10 seconds West) 52.64 feet from the Southeast corner of said Lot 105;

EXHIBIT B

thence North 00 degrees 28 minutes 09 seconds East a distance of 36.34 feet;

thence South 89 degrees 31 minutes 51 seconds East a distance of 22.02 feet;

thence North 00 degrees 26 minutes 41 seconds East h distance of 25.57 feet;

thence South 89 degrees 33 minutes 00 seconds East along the North line of Lot 104 of said Winfield Scott Plaza Unit Three and its Easterly prolongation a distance of 70.21 feet to the Monument Line of Winfield Scott Plaza Street as shown on the plat of said Winfield Scott Plaza Unit Three;

thence North 00 degrees 04 minutes 50 seconds East (record North) along said Monument Line a distance of 19.87 feet;

thence South 55 degrees 08 minutes 08 seconds East a distance of 48.70 feet to a point on the West line of Lot 107 of said Winfield Scott Plaza Unit Three, from which point the Southwest comer of Lot 106 of said Winfield Scott Plaza Unit Three lies South O degrees 04 minutes 50 seconds West (assumed bearing) a distance of 54.21 feet;

thence continuing South 55 degrees 08 minutes 08 seconds East a distance of 34.17 feet to the point of curvature of a curve concave Westerly having a radius of 25.00 feet;

thence Southern, along the art: of said curve through a central angle of 90 degrees 00 minutes .00 seconds a distance of 39.27 feet to the point of tangency;

thence South 34 degrees 51 minutes 52 seconds West a distance of 0.15 feet to a point on the South line of said Lot 106, from which point the Southeast corner of Lot 115 of said Winfield Scott Plaza Unit Three lies South 89 degrees 35 minutes 15 seconds East a distance of 141.77 feet;

thence continuing South 34 degrees 51 minutes 52 seconds West a distance of 182.88 feet to the point of curvature of a curve concave Northwesterly having a radius of 145.00 feet;

thence Southwesterly along the arc of said curve through a central angle of 6 degrees 25 minutes 05 seconds a distance of 16.24 feet to a point on the East line of Lot 84 of said Winfield Scott Plaza Unit Two;

thence continuing along the arc of said curve through a central angle of 40 degrees 15 minutes 45 seconds a distance of 101.89 feet to a point on the Easterly prolongation of the South line of Lot 90 of said Winfield Scott Plaza Unit Two, which lies South 89 degrees 33 minutes 28 seconds East (record South 89 degrees 42 minutes 57 seconds East) 88.53 feet from the Southwest corner of said Lot 90;

thence continuing along the arc of said curve through a central angle of 8 degrees 14 minutes 12 seconds a distance of 20.85 feet to the point of tangency;

thence South 89 degrees 46 minutes 55 seconds West a distance of 67.76 feet to a point on the Easterly right-of-way line of Scottsdale Road which point is on the West line of Lot 91 of said Winfield Scott Plaza Unit Two, and which point lies South O degrees 07 minutes 06 seconds West (record South) a distance of 2.52 feet from said Southwest corner of Lot 90;

thence North 00 degrees 07 minutes 06 seconds East along said Easterly right-of-way line a distance of 174.64 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 3:

That part of the following described parcel designated and referred to as the "Subsurtace Parcel" in that certain License Agreement recorded in Document No. 89-407772, records of Maricopa County, Arizona;

EXHIBIT B

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the intersection of the monument lines of Paradise Paseo (also known as 6th Avenue) and Winfield Scott Plaza as shown on the plat of Winfield Scott Plaza Unit Three as recorded in Book 70 (Maps) page 49 at the Maricopa County Recorder's Office, Maricopa County, Arizona;

thence South 89 degrees 35 minutes 15 seconds East (assumed bearing) along the monument line of said Paradise Pasco 82.96 feet;

thence North 34 degrees 51 minutes 52 seconds East 101.08 feet;

thence North 55 degrees 08 minutes 08 seconds West 50.00 feet to the TRUE POINT OF BEGINNING;

thence South 34 degrees 51 minutes 52 seconds West 48.51 feet to a point of ton-tangent curvature of a curve concave Southwesterly whose radius point bears South 46 degrees 24 minutes 05 seconds West 25.00 feet;

thence Northwesterly along the arc of said curve through a central angle of 11 degrees 32 minutes 13 seconds a distance of 5.03 feet to a point of tangency;

thence North 55 degrees 08 minutes 08 seconds West 182.07 feet;

thence South 34 degrees 51 minutes 52 seconds West 2.00 feet to a point of non-tangency curvature of a curve concave Northeasterly whose radius point bears North 34 degrees 51 minutes 52 seconds East 610.00 feet, said curve hereinafter referred to as "Curve Number 1";

thence Northwesterly along the arc of said curve, through a central angle of 8 degrees 11 minutes 06 seconds a distance of 87.14 feet;

thence leaving the arc of said curve on a radial bearing North 43 degrees 02 minutes 58 seconds East 100.00 feet to a point on non-tangent curvature of a curve concave Northeasterly, concentric with said Curve Number 1, whose radius point bears North 43 degrees 02 minutes 58 seconds East 510.00 feet;

thence Southeasterly along the arc of said curve through a central angle of 8 degrees 11 minutes 06 seconds a distance of 87.14 feet;

thence leaving the arc of said curve on a radial line South 34 degrees 51 minutes 52 seconds West 2.00 feet;

thence South 55 degrees 08 minutes 08 seconds East 182.07 feet to a point of curvature of a curve concave Northeasterly having a radius of 25.00 feet;

thence Southeasterly along the arc of said curve through a central angle of 11 degrees 32 minutes 13 seconds a distance of 5.03 feet;

thence leaving the arc of said curve on a non-tangential line South 34 degrees 51 minutes 52 seconds West 48.51 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 4:

That part of the following described parcel designated and referred to as the "Air Parcel" in that certain License Agreement recorded in Document No. 89-407772, records of Maricopa County, Arizona;

EXHIBIT B

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the intersection of the monument lines of Paradise Paseo (also known as 6th Avenue) and Winfield Scott Plaza as shown on the plat of Winfield Scott Plaza Unit Three as recorded in Book 70 (Maps) page 49 at the Maricopa County Recorder's Office, Maricopa County, Arizona;

thence South 89 degrees 35 minutes 15 seconds East (assumed bearing) along the monument line of said Paradise Paseo 82.96 feet;

thence North 34 degrees 51 minutes 52 seconds East 101.08 feet; thence North 55 degrees 08 minutes 08 seconds West 36.00 feet to the TRUE POINT OF BEGINNING;

thence South 34 degrees 51 minutes 52 seconds West 60.00 feet;

thence North 55 degrees 08 minutes 08 seconds West 80.00 feet;

thence North 34 degrees 51 minutes 52 seconds East 120.00 feet;

thence South 55 degrees 08 minutes 08 seconds East 80.00 feet;

thence South 34 degrees 51 minutes 52 seconds West 60.00 feet to the TRUE POINT OF BEGINNING; EXCEPT that part lying within the hereinabove described Parcel Nos. 1 and 2.

PARCEL NO. 5:

Lots 8, 9 and 10, SHOEMAN TRACT, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 42 of Maps, page 31.

PARCEL NO. 6:

Lots 72, 73, 74 and the West half of Lot 71, CAMELBACK PARK PLAZA, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 86 of Maps, page 13.

PARCEL NO. 7:

That portion of the alley lying Southerly and adjacent to Lots 72, 73, 74 and the West half of Lot 71, CAMELBACK PARK PLAZA, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona0 in Book 86 of Maps, page 13, as abandoned by City of Scottsdale Resolution No. 3207 recorded August 31, 1989 in Document No. 89-407767.

EXHIBIT B

EXHIBIT C

TENANT IMPROVEMENT RIDER

(Tenant performs work with Allowance provided by Landlord)

1.	This Tenant Improvement Rider shall set forth the obligations of Landlord and Tenant with respect to the performance of the Tenant Improvements. The rights set forth in this Exhibit C (including, without limitation, the right to receive the Construction Allowance (as defined in Section 4 below)) shall be personal to Original Tenant or an Affiliate. Notwithstanding anything in the Lease or this Exhibit C to the contrary, the disbursement of the Construction Allowance shall be subject to Original Tenant or an Affiliate, as applicable, not being in default under the Lease beyond all applicable notice and cure periods. In no event shall the Construction Allowance be used to prepare the Premises (or any portion thereof) for any subtenant, assignee or other transferee of Original Tenant except to an Affiliate.

2.	Prior to commencing any Tenant Improvements, Tenant shall deliver to Landlord plans and specifications reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; and evidence of Builders Risk (aka Course of Construction) insurance and such other insurance as is required of Tenant in accordance with Section 10.1 of the Lease. Tenant shall be responsible for insuring that all such persons procure and maintain insurance coverage against such risks, in such amounts as Landlord may reasonably require and with such companies as Landlord may reasonably approve, provided that such requirements do not exceed the insurance requirements of similar landlords of similar buildings in the vicinity of the Project. Tenant shall be responsible for all elements of the plans for the Tenant Improvements (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of such plans shall in no event relieve Tenant of the responsibility therefor. Landlord's approval of the contractors to perform the Tenant Improvements shall not be unreasonably withheld, conditioned or delayed. Landlord's approval of the general contractor to perform the Tenant Improvements shall not be considered to be unreasonably withheld if any such general contractor (a) does not have trade references reasonably acceptable to Landlord, (b) does not maintain insurance as required by Landlord, (c) does not have the ability to be bonded for the work in an amount at least equal to the cost of the work, or (d) is not licensed as a contractor in the state and municipality in which the Premises is located. Tenant shall not be required to remove the Tenant Improvements which are standard office improvements upon expiration or termination of the Term. However, Tenant shall remove all or part of the Tenant Improvements which are non-standard office improvements prior to or upon expiration or termination of the Term, unless Tenant, at the time Tenant requests Landlord's consent to the plans and specifications for such non-standard office improvements, requests in writing whether Landlord will require Tenant to remove such non-standard office improvements on or before the expiration or sooner termination of the Lease, and Landlord responds to Tenant in writing stipulating that Tenant will not be required to so remove such non-standard office improvements on or before the expiration or sooner termination of the Lease.

3.	Promptly after obtaining Landlord's approval of the plans for the Tenant Improvements and before commencing construction of the Tenant Improvements, Tenant shall deliver to Landlord a reasonably detailed estimate of the cost of the Tenant Improvements and shall identify the amount (the "Excess Cost") equal to the difference between the amount of the total cost of the Tenant Improvements (the "Total Cost") and the amount of the Construction Allowance. Tenant shall pay a percentage of each amount requested by the Contractor or otherwise to be disbursed under this Tenant Improvement Rider, which percentage shall be equal to the Excess Cost divided by the amount of the Total Cost, and such payments by Tenant shall be a condition to Landlord's obligation to pay any amounts from the Construction Allowance.

EXHIBIT C

4.	Provided Tenant is not in default beyond all applicable notice and cure periods, Landlord agrees to contribute up to $1,230,644.32 (i.e., $13.28 per rentable square foot of the original Premises described in the Lease) (the "Construction Allowance") toward the cost of performing the Tenant Improvements. The Construction Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Tenant Improvements and for hard costs in connection with the Tenant Improvements. The Construction Allowance, less a ten percent (10%) retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performs the Tenant Improvements, in periodic disbursements within thirty (30) days after receipt of the following documentation: (a) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (b) a certification from an AIA architect substantially in the form of the Architect's Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (c) contractors, subcontractor's and material supplier's waivers of liens which shall cover all Tenant Improvements for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the state in which the Premises is located, together with such supporting data as Landlord or Landlord's mortgagee may reasonably require; (d) a cost breakdown for each trade or subcontractor performing the Tenant Improvements; (e) plans and specifications for the Tenant Improvements (if routinely prepared for the particular Tenant Improvements for which disbursement is being requested), together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Project and Premises (if applicable); (f) copies of all construction contracts for the Tenant Improvements, together with copies of all change orders, if any; and (g) a request to disburse from Tenant containing an approval by Tenant of the work done, paid invoices and receipts showing payment in full of the Excess Cost (if any) by Tenant, and a good faith estimate of the cost to complete the Tenant Improvements. Upon completion of the Tenant Improvements, and prior to final disbursement of the Construction Allowance, Tenant shall furnish Landlord with: (i) general contractor and architect's completion affidavits; (ii) full and final waivers of lien; (iii) receipted bills covering all labor and materials expended and used; (iv) as-built plans of the Tenant Improvements; (v) the certification of Tenant and its architect that the Tenant Improvements have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances; and (vi) a certificate of occupancy for the Premises. In no event shall Landlord be required to disburse the Construction Allowance more than one (1) time per month. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Construction Allowance during the continuance of an uncured default under the Lease, and Landlord's obligation to disburse shall only resume when and if such default is cured.

5.	In no event shall the Construction Allowance be used for the purchase of equipment furniture or other items of personal property of Tenant. In the event Tenant does not submit to Landlord a written request for payment of the entire Construction Allowance (together with all of the documents and certificates required for such payment) within six (6) months after the Commencement Date, any portion of the Construction Allowance not disbursed to Tenant shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith, except as set forth below. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Tenant Improvements and/or Construction Allowance.

6.	The Tenant Improvements shall be constructed in a good and workmanlike manner using Building standard materials or other new materials of equal or greater quality. Landlord, to the extent reasonably necessary to avoid any disruption to the tenants and occupants of the Project, shall have the right to designate the time when the Tenant Improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Project. The Tenant Improvements shall be subject to and shall comply with all insurance requirements all applicable codes ordinances laws and regulations, and the provisions of Section 7 of the Lease with respect to Alterations to the extent they do not conflict with the provisions of this Work Letter.

EXHIBIT C

7.	Tenant agrees to accept the Premises in its "as-is" condition and configuration, without representation or warranty by Landlord or anyone acting on Landlord's behalf, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Construction Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.

8.	This Tenant Improvement Rider shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease. All capitalized terms used in this Tenant Improvement Rider but not defined herein shall have the same meanings ascribed to such terms in the Lease.

9.	In the event that Landlord does not fund any installment of the Construction Allowance within forty-five (45) days following Tenant's satisfaction of the applicable conditions under this Work Letter for the disbursement of same and Tenant's delivery of all applicable items under Section 4 above, Tenant may give to Landlord (and any mortgagee to which Tenant has delivered a SNDA) a notice of such failure, which notice shall contain the following phrase on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly delivered to Landlord): "FINAL NOTICE: LANDLORD'S FAILURE TO DISBURSE THE CONSTRUCTION ALLOWANCE WITHIN THIRTY (30) DAYS SHALL ENTITLE TENANT OFFSET SUCH AMOUNT AGAINST RENT." If Landlord does not provide the requested Construction Allowance funds within thirty (30) days after Landlord's receipt of such notice, then Tenant shall be permitted to offset such amount against the Base Rent due and owing hereunder together with interest at the Interest Rate on a monthly basis until the full amount of the applicable installment of the Construction Allowance has been recouped by Tenant; provided, however, that if Landlord notifies Tenant that Landlord disputes Tenant's entitlement to the Construction Allowance or such portion thereof, Tenant may not offset any amount on account thereof unless and until such dispute is finally resolved. If any such disputes regarding Tenant's entitlement to the Construction Allowance are not resolved between the parties within thirty (30) days following such notice by Landlord, Tenant may proceed with its remedies at law or in equity.

EXHIBIT C

EXHIBIT D

BUILDING RULES

The following Building Rules apply to and govern Tenant's use of the Premises and Project. Capitalized terms have the meanings given in the Lease, of which these Building Rules are a part. Tenant is responsible for all Claims arising from any violation of the Building Rules by Tenant.

1. NO AWNING OR OTHER PROJECTION MAY BE ATTACHED TO THE OUTSIDE WALLS OF THE PREMISES OR PROJECT. NO CURTAINS, BLINDS, SHADES OR SCREENS VISIBLE FROM THE EXTERIOR OF THE PREMISES MAY BE ATTACHED TO OR HUNG IN, OR USED IN CONNECTION WITH, ANY WINDOW OR DOOR OF THE PREMISES WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD. SUCH CURTAINS, BLINDS, SHADES, SCREENS OR OTHER FIXTURES MUST BE OF A QUALITY, TYPE, DESIGN AND COLOR, AND ATIACHED IN A MANNER, APPROVED BY LANDLORD IN WRITING.

2. NO SIGN, LETTERING, PICTURE, NOTICE OR ADVERTISEMENT WHICH IS VISIBLE FROM THE EXTERIOR OF THE PREMISES OR PROJECT MAY BE INSTALLED ON OR IN THE PREMISES WITHOUT LANDLORD'S PRIOR WRITTEN CONSENT, AND THEN ONLY IN SUCH MANNER, CHARACTER AND STYLE AS LANDLORD MAY HAVE APPROVED IN WRITING.

3. TENANT WILL NOT OBSTRUCT SIDEWALKS, ENTRANCES, PASSAGES, CORRIDORS, VESTIBULES, HALLS, OR STAIRWAYS IN AND ABOUT THE PROJECT WHICH ARE USED IN COMMON WITH OTHER TENANTS. TENANT WILL NOT PLACE OBJECTS AGAINST GLASS PARTITIONS OR DOORS OR WINDOWS WHICH WOULD BE UNSIGHTLY FROM ANY OF THE CORRIDORS OF THE PROJECT OR FROM THE EXTERIOR OF THE PROJECT AND WILL PROMPTLY REMOVE ANY SUCH OBJECTS UPON NOTICE FROM LANDLORD.

4. TENANT WILL NOT CREATE OR ALLOW OBNOXIOUS OR HARMFUL FUMES, ODORS, SMOKE OR OTHER DISCHARGES WHICH MAY BE OFFENSIVE TO THE OTHER OCCUPANTS OF THE PROJECT OR NEIGHBORING PROPERTIES, OR OTHERWISE CREATE ANY NUISANCE.

5. THE PREMISES SHALL NOT BE USED FOR COOKING (AS OPPOSED TO HEATING OF FOOD), LODGING, SLEEPING OR FOR ANY IMMORAL OR ILLEGAL PURPOSE.

6. TENANT WILL NOT MAKE EXCESSIVE NOISES, CAUSE DISTURBANCES OR VIBRATIONS OR USE OR OPERATE ANY ELECTRICAL OR MECHANICAL DEVICES OR OTHER EQUIPMENT THAT EMIT EXCESSIVE SOUND OR OTHER WAVES OR DISTURBANCES OR WHICH MAY BE OFFENSIVE TO THE OTHER OCCUPANTS OF THE PROJECT, OR THAT MAY UNREASONABLY INTERFERE WITH THE OPERATION OF ANY DEVICE, EQUIPMENT, COMPUTER, VIDEO, RADIO, TELEVISION BROADCASTING OR RECEPTION FROM OR WITHIN THE PROJECT OR ELSEWHERE.

7. MACHINES AND MECHANICAL EQUIPMENT BELONGING TO TENANT, WHICH CAUSE NOISE OR VIBRATION THAT MAY BE TRANSMITTED TO THE STRUCTURE OF THE BUILDING OR TO ANY SPACE THEREIN TO SUCH A DEGREE AS TO BE OBJECTIONABLE TO LANDLORD OR TO ANY TENANTS IN THE BUILDING, SHALL BE PLACED AND MAINTAINED BY TENANT, AT TENANT'S EXPENSE, ON VIBRATION ELIMINATORS OR OTHER DEVICES SUFFICIENT TO ELIMINATE NOISE OR VIBRATION.

8. NO ANIMAL IS ALLOWED IN THE PROJECT, EXCEPT FOR ANIMALS ASSISTING THE DISABLED.

EXHIBIT D

9. TENANT WILL NOT WASTE ELECTRICITY, WATER OR AIR CONDITIONING AND WILL COOPERATE WITH LANDLORD TO ENSURE THE MOST EFFECTIVE OPERATION OF THE PROJECT'S HEATING, AIR CONDITIONING, VENTILATION AND UTILITY SYSTEMS. TENANT WILL NOT USE ANY METHOD OF HEATING OR AIR CONDITIONING (INCLUDING WITHOUT LIMITATION FANS OR SPACE HEATERS) OTHER THAN THAT SUPPLIED BY LANDLORD OR APPROVED IN WRITING.

10. TENANT ASSUMES FULL RESPONSIBILITY FOR PROTECTING ITS SPACE FROM THEFT, ROBBERY AND PILFERAGE, WHICH INCLUDES KEEPING VALUABLE ITEMS LOCKED UP AND DOORS LOCKED AND OTHER MEANS OF ENTRY TO THE PREMISES CLOSED AND SECURED AFTER BUSINESS HOURS AND AT OTHER TIMES THE PREMISES IS NOT IN USE.

11. NO ADDITIONAL LOCKS OR SIMILAR DEVICES SHALL BE ATTACHED TO ANY EXTERIOR DOOR OR WINDOW (OR INTERIOR DOOR OR WINDOW, IF REQUIRED BY APPLICABLE FIRE CODE AND/OR BY THE FIRE MARSHAL) AND NO KEYS OTHER THAN THOSE PROVIDED BY LANDLORD SHALL BE MADE FOR ANY DOOR. IF MORE THAN TWO KEYS FOR ONE LOCK ARE DESIRED BY THE TENANT, LANDLORD WILL PROVIDE THE SAME UPON PAYMENT BY THE TENANT. UPON TERMINATION OF THIS LEASE OR OF TENANT'S POSSESSION, TENANT WILL SURRENDER ALL KEYS OF THE PREMISES AND SHALL EXPLAIN TO LANDLORD ALL COMBINATION LOCKS ON SAFES, CABINETS AND VAULTS.

12. TENANT WILL NOT BRING INTO THE PROJECT INFLAMMABLES, SUCH AS GASOLINE, KEROSENE, NAPHTHA AND BENZINE, OR EXPLOSIVES OR ANY OTHER ARTICLE OF INTRINSICALLY DANGEROUS NATURE.

13. TENANT SHALL NOT BRING ANY BICYCLES OR OTHER VEHICLES OF ANY KIND INTO THE BUILDING, EXCEPT FOR APPROPRIATE VEHICLES NECESSARY FOR ASSISTING THE DISABLED.

14. IF ANY CARPETING OR OTHER FLOORING IS INSTALLED BY TENANT USING AN ADHESIVE, SUCH ADHESIVE WILL BE AN ODORLESS, RELEASABLE ADHESIVE.

15. IF TENANT REQUIRES TELEGRAPHIC, TELEPHONIC, SECURITY ALARM, SATELLITE DISHES, ANTENNAE OR SIMILAR SERVICES, TENANT SHALL FIRST OBTAIN LANDLORD'S WRITTEN APPROVAL, AND COMPLY WITH LANDLORD'S INSTRUCTIONS IN THEIR INSTALLATION.

16. THE WATER AND WASH CLOSETS, DRINKING FOUNTAINS AND OTHER PLUMBING FIXTURES WILL NOT BE USED FOR ANY PURPOSE OTHER THAN THOSE FOR WHICH THEY WERE CONSTRUCTED, AND NO SWEEPINGS, RUBBISH, RAGS, COFFEE GROUNDS OR OTHER SUBSTANCES SHALL BE THROWN THEREIN.

17. TENANT WILL NOT OVERLOAD ANY UTILITIES SERVING THE PREMISES.

18. ALL LOADING, UNLOADING, RECEIVING OR DELIVERY OF GOODS, SUPPLIES, FURNITURE OR OTHER ITEMS WILL BE MADE ONLY THROUGH ENTRYWAYS PROVIDED FOR SUCH PURPOSES. DELIVERIES DURING NORMAL OFFICE HOURS SHALL BE LIMITED TO NORMAL OFFICE SUPPLIES AND OTHER SMALL ITEMS. NO DELIVERIES SHALL BE MADE WHICH IMPEDE OR INTERFERE WITH OTHER TENANTS OR THE OPERATION OF THE BUILDING. NO EQUIPMENT, MATERIALS, FURNITURE, PACKAGES, SUPPLIES, MERCHANDISE OR OTHER PROPERTY WILL BE RECEIVED IN THE BUILDING OR CARRIED IN THE PASSENGER ELEVATORS EXCEPT BETWEEN SUCH HOURS AND IN SUCH ELEVATORS AS MAY BE DESIGNATED BY LANDLORD.

EXHIBIT D

19. TENANT'S INITIAL MOVE IN AND SUBSEQUENT DELIVERIES OF HEAVY OR BULKY ITEMS, SUCH AS FURNITURE, SAFES AND SIMILAR ITEMS SHALL BE MADE ONLY OUTSIDE OF BUSINESS HOURS AND ONLY IN SUCH MANNER AS SHALL BE PRESCRIBED IN WRITING BY LANDLORD. LANDLORD WILL IN ALL CASES HAVE THE RIGHT TO SPECIFY THE PROPER POSITION OF ANY SAFE, EQUIPMENT OR OTHER HEAVY ARTICLE, WHICH SHALL ONLY BE USED BY TENANT IN A MANNER WHICH WILL NOT INTERFERE WITH OR CAUSE DAMAGE TO THE PREMISE OR THE PROJECT, OR TO THE OTHER TENANTS OR OCCUPANTS OF THE PROJECT. TENANT WILL NOT OVERLOAD THE FLOORS OR STRUCTURE OF THE BUILDING.

20. TENANT WILL BE RESPONSIBLE FOR ALL CLAIMS ARISING FROM ANY DAMAGE TO THE PROJECT OR THE PROPERTY OF ITS EMPLOYEES OR OTHERS AND ANY INJURIES SUSTAINED BY ANY PERSON WHOMSOEVER RESULTING FROM THE DELIVERY OR MOVING OF ANY ARTICLES BY OR FOR TENANT.

21. CANVASSING, SOLICITING, AND PEDDLING IN OR ABOUT THE PROJECT IS PROHIBITED AND TENANT WILL COOPERATE TO PREVENT THE SAME.

22. AT ALL TIMES (A) PERSONS MAY ENTER THE BUILDING ONLY IN ACCORDANCE WITH SUCH REGULATIONS AS LANDLORD MAY PROVIDE, (8) PERSONS ENTERING OR DEPARTING FROM THE BUILDING MAY BE QUESTIONED AS TO THEIR BUSINESS IN THE BUILDING, AND THE RIGHT IS RESERVED TO REQUIRE THE USE OF AN IDENTIFICATION CARD OR OTHER ACCESS DEVICE OR PROCEDURES AND/OR THE REGISTERING OF SUCH PERSONS AS TO THE HOUR OF ENTRY AND DEPARTURE, NATURE OF VISIT, AND OTHER INFORMATION DEEMED NECESSARY FOR THE PROTECTION OF THE BUILDING, AND (C) ALL ENTRIES INTO AND DEPARTURES FROM THE BUILDING SHALL BE THROUGH ONE OR MORE ENTRANCES AS LANDLORD SHALL FROM TIME TO TIME DESIGNATE. LANDLORD MAY ELECT NOT TO ENFORCE CLAUSES (A), (B) AND (C) ABOVE DURING BUSINESS HOURS, BUT RESERVES THE RIGHT TO DO SO AT LANDLORD'S DISCRETION.

23. IN CASE OF INVASION, MOB, RIOT, PUBLIC EXCITEMENT, OR OTHER COMMOTION, LANDLORD RESERVES THE RIGHT TO LIMIT OR PREVENT ACCESS TO THE PROJECT DURING THE CONTINUANCE OF THE SAME BY CLOSING THE DOORS OR TAKING OTHER APPROPRIATE STEPS. LANDLORD WILL IN NO CASE BE LIABLE FOR DAMAGES FOR ANY ERROR OR OTHER ACTION TAKEN WITH REGARD TO THE ADMISSION TO OR EXCLUSION FROM THE PROJECT OF ANY PERSON AT ANY TIME.

24. SMOKING IS NOT PERMITTED, EXCEPT IN THE SMOKING AREAS LOCATED OUTSIDE OF THE BUILDING, IF ANY, AS DESIGNATED AND REDESIGNATED IN WRITING FROM TIME TO TIME BY LANDLORD, IN ITS SOLE, ABSOLUTE AND ARBITRARY DISCRETION, AND TENANT WILL NOT SMOKE ANYWHERE WITHIN THE PROJECT INCLUDING, WITHOUT LIMITATION, THE PREMISES AND THE SIDEWALKS, ENTRANCES, PASSAGES, CORRIDORS, HALLS, ELEVATORS AND STAIRWAYS OF THE PROJECT, OTHER THAN THE SMOKING AREAS, IF ANY, DESIGNATED IN WRITING BY LANDLORD. ALL SMOKING MATERIALS MUST BE DISPOSED OF IN ASHTRAYS OR OTHER APPROPRIATE RECEPTACLES PROVIDED FOR THAT PURPOSE.

25. THE BUILDING DIRECTORY WILL BE PROVIDED EXCLUSIVELY FOR THE DISPLAY OF THE NAME AND LOCATION OF TENANTS ONLY AND LANDLORD RESERVES THE RIGHT TO EXCLUDE ANY OTHER NAMES THEREFROM AND TO LIMIT THE AMOUNT OF SPACE THEREON DEDICATED TO TENANT.

26. UNLESS OTHERWISE APPROVED BY LANDLORD IN WRITING, ALL JANITORIAL SERVICES FOR THE PROJECT AND THE PREMISES SHALL BE PROVIDED EXCLUSIVELY THROUGH LANDLORD, AND EXCEPT WITH THE WRITTEN CONSENT OF LANDLORD, NO PERSON OR PERSONS OTHER THAN THOSE APPROVED BY LANDLORD SHALL BE EMPLOYED BY TENANT OR PERMITTED TO ENTER THE PROJECT FOR THE PURPOSE OF PERFORMING JANITORIAL SERVICES. TENANT SHALL NOT CAUSE ANY UNNECESSARY LABOR BY CARELESSNESS OR INDIFFERENCE TO THE GOOD ORDER AND CLEANLINESS OF THE PROJECT.

EXHIBIT D

27. LANDLORD RESERVES THE RIGHT TO EXCLUDE OR EXPEL FROM THE PROJECT ANY PERSON WHO, IN LANDLORD'S JUDGMENT, IS INTOXICATED OR UNDER THE INFLUENCE OF LIQUOR OR DRUGS OR WHO IS IN VIOLATION OF ANY OF THE BUILDING RULES OR ANY LAWS.

28. TENANT SHALL STORE ALL ITS TRASH AND GARBAGE IN PROPER RECEPTACLES WITHIN ITS PREMISES OR IN OTHER FACILITIES PROVIDED FOR SUCH PURPOSE BY LANDLORD. TENANT SHALL NOT PLACE IN ANY TRASH BOX OR RECEPTACLE ANY MATERIAL WHICH CANNOT BE DISPOSED OF IN THE ORDINARY AND CUSTOMARY MANNER OF TRASH AND GARBAGE DISPOSAL. ALL GARBAGE AND REFUSE DISPOSAL SHALL BE MADE IN ACCORDANCE WITH DIRECTIONS ISSUED FROM TIME TO TIME BY LANDLORD. TENANT WILL COOPERATE WITH ANY RECYCLING PROGRAM AT THE PROJECT.

29. TENANT WILL NOT USE IN THE PREMISES OR COMMON AREA OF THE PROJECT ANY HAND TRUCK EXCEPT THOSE EQUIPPED WITH RUBBER TIRES AND SIDE GUARDS OR SUCH OTHER MATERIAL-HANDLING EQUIPMENT AS LANDLORD MAY APPROVE.

30. TENANT WILL NOT USE THE NAME OF THE BUILDING OR THE PROJECT IN CONNECTION WITH OR IN PROMOTING OR ADVERTISING THE BUSINESS OF TENANT EXCEPT AS TENANT'S ADDRESS.

31. TENANT WILL COMPLY WITH ALL SAFETY, FIRE PROTECTION AND EVACUATION PROCEDURES AND REGULATIONS ESTABLISHED BY LANDLORD OR ANY GOVERNMENTAL AGENCY.

32. TENANT'S REQUIREMENTS WILL BE ATTENDED TO ONLY UPON APPROPRIATE APPLICATION TO LANDLORD'S PROPERTY MANAGEMENT OFFICE FOR THE PROJECT BY AN AUTHORIZED INDIVIDUAL.

33. TENANT WILL NOT PARK OR PERMIT PARKING IN ANY AREAS DESIGNATED BY LANDLORD FOR PARKING BY VISITORS TO THE PROJECT OR FOR THE EXCLUSIVE USE OF TENANTS OR OTHER OCCUPANTS OF THE PROJECT. ONLY PASSENGER VEHICLES MAY BE PARKED IN THE PARKING AREAS.

34. PARKING STICKERS OR ANY OTHER DEVICE OR FORM OF IDENTIFICATION SUPPLIED BY LANDLORD AS A CONDITION OF USE OF THE PARKING FACILITIES SHALL REMAIN THE PROPERTY OF LANDLORD. SUCH PARKING IDENTIFICATION DEVICE MUST BE DISPLAYED AS REQUESTED AND MAY NOT BE MUTILATED OR OBSTRUCTED IN ANY MANNER. SUCH DEVICES ARE NOT TRANSFERABLE AND ANY DEVICE IN THE POSSESSION OF AN UNAUTHORIZED HOLDER WILL BE VOID. LANDLORD MAY CHARGE A FEE FOR PARKING STICKERS, CARDS OR OTHER PARKING CONTROL DEVICES SUPPLIED BY LANDLORD.

35. NO OVERNIGHT OR EXTENDED TERM PARKING OR STORAGE OF VEHICLES IS PERMITTED.

36. PARKING IS PROHIBITED (A) IN AREAS NOT STRIPED FOR PARKING; (B) IN AISLES; (C) WHERE "NO PARKING" SIGNS ARE POSTED; (D) ON RAMPS; (E) IN CROSS-HATCHED AREAS (IF ANY); (F) IN LOADING AREAS; AND (0) IN SUCH OTHER AREAS AS MAY BE DESIGNATED BY LANDLORD FROM TIME TO TIME.

37. ALL RESPONSIBILITY FOR DAMAGE, LOSS OR THEFT TO VEHICLES AND THE CONTENTS THEREOF IS ASSUMED BY THE PERSON PARKING THEIR VEHICLE.

EXHIBIT D

38. TENANT AND/OR EACH USER OF THE PARKING AREA MAY BE REQUIRED TO SIGN A PARKING AGREEMENT, AS A CONDITION TO PARKING, WHICH AGREEMENT MAY PROVIDE FOR THE MANNER OF PAYMENT OF ANY PARKING CHARGES AND OTHER MATTERS NOT INCONSISTENT WITH THIS LEASE AND THESE BUILDING RULES.

39. LANDLORD RESERVES THE RIGHT TO REFUSE PARKING IDENTIFICATION DEVICES AND PARKING RIGHTS TO TENANT OR ANY OTHER PERSON WHO FAILS TO COMPLY WITH THE BUILDING RULES APPLICABLE TO THE PARKING AREAS. ANY VIOLATION OF SUCH RULE SHALL SUBJECT THE VEHICLE TO REMOVAL, AT SUCH PERSON'S EXPENSE.

40. A THIRD PARTY MAY OWN, OPERATE OR CONTROL THE PARKING AREAS, AND SUCH PARTY MAY ENFORCE THESE BUILDING RULES RELATING TO PARKING. TENANT WILL OBEY ANY ADDITIONAL RULES AND REGULATIONS GOVERNING PARKING WHICH MAY BE IMPOSED BY THE PARKING OPERATOR OR ANY OTHER PERSON CONTROLLING THE PARKING AREAS SERVING THE PROJECT.

41. TENANT SHALL BE RESPONSIBLE FOR THE OBSERVANCE OF ALL OF THE BUILDING RULES BY TENANT (INCLUDING, WITHOUT LIMITATION, ALL EMPLOYEES, AGENTS, CLIENTS, CUSTOMERS, INVITEES AND GUESTS).

42. LANDLORD MAY, FROM TIME TO TIME, WAIVE ANY ONE OR MORE OF THESE BUILDING RULES FOR THE BENEFIT OF TENANT OR ANY OTHER TENANT, BUT NO SUCH WAIVER BY LANDLORD SHALL BE CONSTRUED AS A CONTINUING WAIVER OF SUCH BUILDING RULE(S) IN FAVOR OF TENANT OR ANY OTHER TENANT, NOR PREVENT LANDLORD FROM THEREAFTER ENFORCING ANY SUCH BUILDING RULE(S) AGAINST TENANT OR ANY OR ALL OF THE TENANTS OF THE PROJECT.

43. LANDLORD MAY, FROM TIME TO TIME, HOLD, OR PERMIT OTHERS TO HOLD, PRIVATE EVENTS IN THE ATRIUM OF THE BUILDING. TENANT ACKNOWLEDGES THAT TENANT SHALL NOT INTERFERE WITH OR ATTEND, AND SHALL NOT PERMIT OTHERS TO INTERFERE WITH OR ATTEND, ANY SUCH PRIVATE EVENTS WITHOUT INVITATION.

44. THESE BUILDING RULES ARE IN ADDITION TO, AND SHALL NOT BE CONSTRUED TO IN ANY WAY MODIFY OR AMEND, IN WHOLE OR IN PART, THE OTHER TERMS, COVENANTS, AGREEMENTS AND CONDITIONS OF THE LEASE. IN THE EVENT OF ANY CONFLICT BETWEEN THESE BUILDING RULES AND ANY EXPRESS TERM OR PROVISION OTHERWISE SET FORTH IN THE LEASE, SUCH OTHER EXPRESS TERM OR PROVISION SHALL BE CONTROLLING.

EXHIBIT D

EXHIBIT E

SUBORDINATION. NONDISTURBANCE AND ATTORNMENT AGREEMENT
(Loan No. _____________________)

THIS SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this "Agreement") is entered into as of _________, 201__ (the "Effective Date"), between ________________________ ("Lender"), whose address is ________________________, a ________________________ ("Tenant"), whose address is ________________________, and ________________________, a ________________________ ("Landlord"), whose address is ________________________, with reference to the following facts:

A. Landlord owns the real property known as Galleria Corporate Center and having a street address of 4301 and 4343 North Scottsdale Road, Phoenix, AZ, such real property, including all buildings, improvements, structures and fixtures located thereon, (all or any portion thereof being referred to herein as the "Landlord's Premises"), as more particularly described on Exhibit A.

B. CWCapital, LLC, a Massachusetts limited liability company ("Original Lender") made a loan to Landlord in the original principal amount of $55,000,000.00 (the "Loan").

C. To secure the Loan, Landlord encumbered Landlord's Premises by entering into that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of March 1, 2006, in favor of a trustee for the benefit of Original Lender (as amended, increased, renewed, extended, spread, consolidated, severed, ..restated, or otherwise changed from time to time, the "Security Instrument") recorded in the applicable land records of Maricopa County, Arizona.

D. Lender is now the holder of the Security Instrument and has authority to enter into this Agreement.

E. Pursuant to a Lease dated as of February , 2015, together with any amendments, modifications and renewals approved in writing by Lender to the extent such approval is required by the Security Instrument (the "Leases"), Landlord demised to Tenant a portion of Landlord's Premises ("Tenant's Premises").

F. Lender has been requested by Landlord and Tenant to enter into this Agreement, and Tenant and Lender desire to agree upon the relative priorities of their interests in Landlord's Premises and their rights and obligations if certain events occur.

NOW, THEREFORE, for good and sufficient consideration, Tenant and Lender agree:

1. Definitions. The following terms shall have the following meanings for purposes of this Agreement:

1.1.	"Construction-Related Obligation" means any obligation of Former Landlord (as hereinafter defined) under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord's Premises, including Tenant's Premises. "Construction-Related Obligation" shall not include: (a) reconstruction or repair following any fire, casualty or condemnation which occurs after the date of attornment hereunder, but only to the extent of the insurance or condemnation proceeds actually received by Successor Landlord for such reconstruction and repair, less Successor Landlord's actual expenses in administering such proceeds; or (b) day-to-day maintenance and repairs.

1.2.	"Construction-Related Obligation" means any obligation of Former Landlord (as hereinafter defined) under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord's Premises, including Tenant's Premises. "Construction-Related Obligation" shall not include: (a) reconstruction or repair following any fire, casualty or condemnation which occurs after the date of attornment hereunder, but only to the extent of the insurance or condemnation proceeds actually received by Successor Landlord for such reconstruction and repair, less Successor Landlord's actual expenses in administering such proceeds; or (b) day-to-day maintenance and repairs.

EXHIBIT E

1.3.	"Foreclosure Event" means (a) foreclosure under the Security Instrument; (b) any other exercise by Lender of rights and remedies (whether under the Security Instrument or under applicable law, including bankruptcy law) as holder of the Loan and/or the Security Instrument, as a result of which Successor Landlord becomes owner of Landlord's Premises; or (c) delivery by Former Landlord to Lender (or its designee or nominee) of a deed or other conveyance of Former Landlord's interest in Landlord's Premises in lieu of any of the foregoing.

1.4.	"Former Landlord" means Landlord and/or any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.

1.5.	"Offset Right" means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant's payment of Rent or performance of Tenant's other obligations under the Lease, arising (whether under the Lease or other applicable law) from acts or omissions of Former Landlord and/or from Former Landlord's breach or default under the Lease.

1.6.	"Rent" means any fixed rent, base rent or additional rent under the Lease.

1.7.	"Successor Landlord" means any party that becomes owner of Landlord's Premises as the result of a Foreclosure Event.

1.8.	"Termination Right" means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Former Landlord's breach or default under the Lease.

2.	Subordination. The Lease, and all right, title and interest of the Tenant thereunder and of the Tenant to and in the Landlord's Premises, are, shall be, and shall at all times remain, subject and subordinate to the Security Instrument, the lien imposed by the Security Instrument, and all advances made under the Security Instrument.

3.	Payment to Lender. In the event Tenant receives written notice (the "Rent Payment Notice") from Lender or from a receiver for the Landlord's Premises that there has been a default under the Security Instrument and that rentals due under the Lease are to be paid to Lender or to the receiver (whether pursuant to the terms of the Security Instrument or of that certain Assignment of Rents and Leases executed by Landlord as additional security for the Loan), Tenant shall pay to Lender or to the receiver, or shall pay in accordance with the directions of Lender or of the receiver, all Rent and other monies due or to become due to Landlord under the Lease, notwithstanding any contrary instruction, direction or assertion of Former Landlord. Landlord hereby expressly and irrevocably directs and authorizes Tenant to comply with any Rent Payment Notice, notwithstanding any contrary instruction, direction or assertion of Landlord, and Landlord hereby releases and discharges Tenant of and from any liability to Landlord on account of any such payments. The delivery by Lender or the receiver to Tenant of a Rent Payment Notice, or Tenant's compliance therewith, shall not be deemed to: (i) cause Lender to succeed to or to assume any obligations or responsibilities as landlord under the Lease, all of which shall continue to be performed and discharged solely by the applicable Landlord unless and until any attornment has occurred pursuant to this Agreement; or (ii) relieve the applicable Former Landlord of any obligations under the Lease. Tenant shall be entitled to rely on any Rent Payment Notice. Tenant shall be under no duty to controvert or challenge any Rent Payment Notice. Tenant's compliance with a Rent Payment Notice shall not be deemed to violate the Lease. Tenant shall be entitled to full credit under the Lease for any Rent paid to Lender pursuant to a Rent Payment Notice to the same extent as if such Rent were paid directly to Former Landlord.

EXHIBIT E

4.	Nondisturbance. Recognition and Attornment.

4.1.

No Exercise of Security Instrument Remedies against Tenant. So long as (i) the Lease has not expired or otherwise been terminated by Former Landlord and (ii) there is no existing default under or breach of the Lease by Tenant that has continued beyond applicable cure periods (an "Event of Default"), Lender shall not name or join Tenant as a defendant in any exercise of Lender's rights and remedies arising upon a default under the Security Instrument unless applicable law requires Tenant to be made a party thereto as a condition to proceeding against Former Landlord or prosecuting such rights and remedies. In the latter case, Lender may join Tenant as a defendant in such action only for such purpose and not to terminate the Lease or otherwise diminish or interfere with Tenant's rights under the Lease or this Agreement in such action.

4.2.

Nondisturbance and Attornment. So long as (i) the Lease has not expired or otherwise been terminated by Former Landlord, or (ii) an Event of Default has not occurred, then, if and when Successor Landlord takes title to Landlord's Premises: (a) Successor Landlord shall not terminate or disturb Tenant's possession of Tenant's Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant's direct landlord under the Lease as affected by this Agreement; (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant; and (e) Successor Landlord shall have all the rights and remedies of the landlord under the Lease, including, without limitation, rights or remedies arising by reason of any Event of Default by Tenant under the Lease, whether occurring before or after the Successor Landlord takes title to the Landlord's Premises.

4.3.

Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Security Instrument, neither Lender nor Successor Landlord shall be liable for or bound by any of the following matters:

a.

Claims against Former Landlord. Any Offset Right or Termination Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment of which Lender or Successor Landlord has not been given written notice. The foregoing shall not limit Tenant's right to exercise against Successor Landlord any Offset Right or Termination Right otherwise available to Tenant because of events existing as of or occurring after the date of attornment.

b.	Construction-Related Obligations. Any Construction Related Obligation of Former Landlord.

c.	Prepayments. Any payment of Rent that Tenant may have made to Former Landlord for more than the current month.

d.

Payment: Security Deposit. Any obligation: (a) to pay Tenant any sum(s) that any Former Landlord owed to Tenant or (b) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Landlord or to Successor Landlord.

e.

Modification. Amendment or Waiver. Any material modification or amendment of the Lease, or any waiver of any terms of the Lease, made without Lender's written consent if such consent is required by the Security Instrument.

EXHIBIT E

f.	Surrender, Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed between Former Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

g.	Covenants. Any covenants or obligations of or applicable to Former Landlord to the extent they apply to or affect any property other than Landlord's Premises.

5. Lender's Right to Cure.

5.1.	Notice to Lender. Copies of all notices and other communications given by Tenant to Former Landlord shall also be simultaneously provided to Lender. Notwithstanding anything to the contrary in the Lease or this Agreement or the Security Instrument, before exercising any Termination Right or Offset Right, Tenant shall provide Lender with notice of the breach or default by Former Landlord giving rise to same (the "Default Notice") and, thereafter, the opportunity to cure such breach or default as provided for below.

5.2.	Lender's Cure Period. After Lender receives a Default Notice, Lender shall have a period of thirty (30) days beyond the time available to Former Landlord under the Lease in which to cure the breach or default by Former Landlord, or, in the event that such cure cannot be completed within such cure period, Lender shall have such reasonable period of time as is required to diligently prosecute such cure to its completion; provided, that such cure is completed within sixty (60) days after Lender or any Successor Landlord acquires title to the Landlord's Premises pursuant to a Foreclosure Event. Lender shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Former Landlord.

6.	Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement, the Lease shall be deemed to have been automatically amended to provide that Successor Landlord's obligations and liabilities under the Lease shall never extend beyond Successor Landlord's (or its successors' or assigns') interest, if any, in Landlord's Premises from time to time, including insurance and condemnation proceeds except to the extent reinvested in the Landlord's Premises, Successor Landlord's interest in the Lease, and the proceeds from any sale or other disposition of Landlord's Premises by Successor Landlord (collectively, "Successor Landlord's Interest"). Tenant shall look exclusively to Successor Landlord's Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord's Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

7.	Miscellaneous.

7.1.	Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by personal delivery or by nationally recognized overnight courier service that regularly maintains records of items delivered. Each party's address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph. Notices shall be effective upon delivery if sent by personal delivery and the next business day after being sent by overnight courier service.

7.2.	Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. Upon assignment of the Security Instrument by Lender, all liability of the Lender/assignor shall terminate.

EXHIBIT E

7.3.	Entire Agreement. This Agreement constitutes the entire· agreement between Lender and Tenant and Landlord regarding the subordination of the Lease to the Security Instrument and the rights and obligations of Tenant, Lender and Landlord as to the subject matter of this Agreement.

7.4.	Lender's Rights and Obligations.

a.	Except as expressly provided for in this Agreement Lender shall have no obligations to Tenant with respect to the Lease. If an attornment to a Successor Landlord occurs pursuant to this Agreement, then all rights and obligations of Lender under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement.

b.	Neither this Agreement, the Security Instrument or any of the related loan documents, nor the Lease shall, prior to any acquisition of Landlord's Premises by Lender, operate to give rise to or create any responsibility or liability for the control, care, management or repair of the Landlord's Premises upon the Lender, or impose responsibility for the carrying out by Lender of any of the covenants, terms or conditions of the Lease, nor shall said instruments operate to make Lender responsible or liable for any waste committed on the Landlord's Premises by any party whatsoever, or for dangerous or defective conditions of the Landlord's Premises, or for any negligence in the management, upkeep, repair or control of the Landlord's Premises, which may result in loss, injury or death to Tenant, or to any tenant, licensee, invitee, guest, employee, agent or stranger.

c.	Lender may assign to any person or entity its interest under the Security Instrument and/or the related loan documents, without notice to, the consent of, or assumption of any liability to, any other party hereto. In the event Lender becomes the Successor Landlord, Lender may assign to any other party its interest as the Successor Landlord without the consent of any other party hereto.

7.5.	Landlord's Rights and Obligations. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of Landlord under the Lease, including upon the occurrence of an Event of Default by Tenant under the Lease. This Agreement shall not alter, waive or diminish any of Landlord's obligations under the Security Instrument, any of the related loan documents, or the Lease.

7.6	Interpretation: Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the state where the Landlord's Premises are located, excluding its principles of conflict of laws.

7.7.	Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the parties hereto.

7.8.	Due Authorization. Tenant has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.

7.9	Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

7.10	Attorneys' Fees. All costs and attorneys' fees incurred in the enforcement hereof shall be paid by the non-prevailing party.

7.11.	Headings. The headings in this Agreement are intended to be for convenience of reference only, and shall not define the scope, extent or intent or otherwise affect the meaning of any portion hereof.

EXHIBIT E

7.12.	WAIVER OF JURY TRIAL. THE TENANT AND THE LANDLORD EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER CAREFUL CONSIDERATION AND AN OPPORTUNITY TO SEEK LEGAL ADVICE, WAIVE THEIR RESPECTIVE RIGHTS TO HAVE A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR IN ANY WAY CONNECTED WITH ANY OF THE PROVISIONS OF THIS AGREEMENT, OR ANY OTHER DOCUMENTS EXECUTED IN CONJUNCTION HEREWITH OR WITH THE LOAN, ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT, THE LANDLORD'S PREMISES, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LANDLORD, TENANT OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.

(REMAINDER OF PAGE LEFT INTENTIONALLY BLANK)

EXHIBIT E

IN WITNESS WHEREOF, this Agreement has been duly executed by Lender, Tenant and Landlord as of the Effective Date.

LENDER:

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of	)

On	, before me,		,
(insert name of notary)

Notary Public, personally appeared ____________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT E

TENANT:

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of	)

On	, before me,		,
(insert name of notary)

Notary Public, personally appeared ________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT E

LANDLORD:

__________________________________,
a _________________________________

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California	)
County of	)

On	, before me,		,
(insert name of notary)

Notary Public, personally appeared ________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT E

EXHIBIT A TO EXHIBIT E

LEGAL DESCRIPTION OF REAL PROPERTY

PARCEL NO. 1:

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of the Southwest quarter of the Northwest quarter of said Southwest quarter;

thence South 89 degrees 32 minutes 34 seconds East (assumed bearing) along the North line of the Southwest quarter of the Northwest quarter of said Southwest quarter 51.98 feet to a point on a curve concave Northeasterly whose radius point bears North 73 degrees 56 minutes 49 seconds East 505.00 feet, said curve hereinafter referred to as "Curve Number 1", said point-on-curve being the TRUE POINT OF BEGINNING;

thence continuing along said North line and along the North line of the South half of the East half of the Northwest quarter of the Southwest quarter of said Section 23, South 89 degrees 32 minutes 34 seconds East 613.48 feet to a point of intersection with the Southerly prolongation of the West line of Tract B, Camelback Park Plaza, according to Book 86 of Maps, page 13, records of Maricopa County;

thence North 00 degrees 06 minutes 23 seconds East along said West line and Southerly prolongation a distance of 147.12 feet to the Northwest corner of said Tract B;

thence South 89 degrees 32 minutes 34 seconds East along the North line of said Tract B a distance of 73.13 feet (Record 73.00 feet) to the Northeast corner thereof,

thence South 00 degrees 07 minutes 46 seconds West (record South) along the East line of said Tract B and its Southerly prolongation a distance of 147.12 feet to a point on the North line of the Southeast quarter of the Northwest quarter of said Southwest quarter, thence South 89 degrees 32 minutes 34 seconds East (record South 89 degrees 39 minutes 41 seconds East and South 89 degrees 38 minutes West) along last said North line 206.91 feet to a point of intersection with the Northerly prolongation of the East line of Tract A, Winfield Scott Plaza Unit Four, according to Book 70 of Maps, page 28, records of Maricopa County, thence South 00 degrees 05 minutes 08. seconds West (record South O degrees 01 minutes 43 seconds East) along said East line and Northerly prolongation a distance of 165.85 feet;

thence North 89 degrees 33 minutes 20 seconds West (record North 89 degrees 41 minutes 21 seconds West) a distance of 288.07 feet along the South line of said Tract A and its Westerly prolongation to a point on the East line of the Southwest quarter of the Northwest quarter of said Southwest quarter; said point being the Southeast corner of the North half of the North half of said Southwest quarter of the Northwest quarter of the Southwest quarter, and said point also being the Northeast corner of Winfield Scott Plaza Unit Three, according to Book 70 of Maps, page 49, records of said county;

thence South 00 degrees 07 minutes 05 seconds West (record South O degrees 01 minutes 30 seconds East) along last said East line 105.92 feet;

thence North 89 degrees 32 minutes 38 seconds West 48.33 feet to a point of curvature of a curve concave Southeasterly having a radius of 205.00 feet

EXHIBIT E

thence Southwesterly along the arc of said curve through a central angle of 48 degrees 49 minutes 13 seconds a distance of 174.68 feet to a point on the North line of Lot 111 of said Winfield Scott Plaza Unit Three, which point lies North 89 degrees 33 minutes 43 seconds West (record North 89 degrees 41 minutes 21 seconds West) 33.58 feet from the Northeast corner thereof, thence continuing along last said curve through a central angle of 6 degrees 46 minutes 17 seconds a distance of 24.23 feet to a point of tangency;

thence South 34 degrees 51 minutes 52 seconds West 17.33 feet to a point of curvature of a curve concave, Northerly having a radius of 25.00 feet;

thence Westerly along the arc of said curve through a central angle of 90 degrees 00 minutes 00 seconds a distance of 39.27 feet to a point of tangency,

thence North 55 degrees 08 minutes 08 seconds West 70.60 feet to a point on the North line of Lot 110 of said Winfield Scott Plaza Unit Three, which point lies South 89 degrees 33 minutes 43 seconds East (record South 89 degrees 41 minutes 21 seconds East) 24.85 feet from the Northwest corner thereof, thence continuing along last said tangent line a distance of 34.93 feet;

thence North 34 degrees 51 minutes 52 seconds East a distance of 7.00 feet;

thence North 55 degrees 08 minutes 08 seconds West 76.53 feet to a point of curvature of a curve concave Northeasterly, being said "Curve Number 1", whose radius point bears North 34 degrees 51 minutes 52 seconds East 505.00 feet;

thence Northwesterly along the arc of said curve through a central angle of 39 degrees 04 minutes 57 seconds a distance of 344.47 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 2:

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of the Southwest quarter of the Northwest quarter of said Southwest quarter;

thence South 00 degrees 07 minutes 06 seconds West (assumed bearing) (record South) along the monument line of Scottsdale Road a distance of 536.00 feet (record 535.82 feet) to the Northwest corner of Winfield Scott Plaza unit Two, according to Book 67 of Maps, page 41, records of Maricopa County;

thence South 89 degrees 33 minutes 19 seconds East along the North line of said Winfield Scott Plaza Unit Two, which North line is also the South line of Winfield Scott Plaza Unit Three, according to Book 70 of Maps, page 49, records of said County, a distance of 56.00 feet to a point on the Easterly right-of-way line of Scottsdale Road, said point being the TRUE POINT OF BEGINNING;

thence North 00 degrees 07 minutes 06 seconds East along said Easterly right-of-way line of Scottsdale Road a distance of 40.00 feet to the Southwest corner of Lot 96 of said Winfield Scott Plaza Unit Three;

thence South 89 degrees 33 minutes 19 seconds East (record South 89 degrees 42 minutes 10 seconds East) along the South line of said Lot 96, its Easterly prolongation, and along the South line of Lot 105 of said Winfield Scott Plaza Unit Three a distance of 123.40 feet to a point on last said South line which lies North 89 degrees 33 minutes 19 seconds West (record North 89 degrees 42 minutes 10 seconds West) 52.64 feet from the Southeast corner of said Lot 105;

EXHIBIT E

thence North 00 degrees 28 minutes 09 seconds East a distance of 36.34 feet;

thence South 89 degrees 31 minutes 51 seconds East a distance of 22.02 feet;

thence North 00 degrees 26 minutes 41 seconds East h distance of 25.57 feet;

thence South 89 degrees 33 minutes 00 seconds East along the North line of Lot 104 of said Winfield Scott Plaza Unit Three and its Easterly prolongation a distance of 70.21 feet to the Monument Line of Winfield Scott Plaza Street as shown on the plat of said Winfield Scott Plaza Unit Three;

thence North 00 degrees 04 minutes 50 seconds East (record North) along said Monument Line a distance of 19.87 feet;

thence South 55 degrees 08 minutes 08 seconds East a distance of 48.70 feet to a point on the West line of Lot 107 of said Winfield Scott Plaza Unit Three, from which point the Southwest comer of Lot 106 of said Winfield. Scott Plaza Unit Three lies South O degrees 04 minutes 50 seconds West (assumed bearing) a distance of 54.21 feet;

thence continuing South 55 degrees 08 minutes 08 seconds East a distance of 34.17 feet to the point of curvature of a curve concave Westerly having a radius of 25.00 feet;

thence Southern, along the art: of said curve through a central angle of 90 degrees 00 minutes .00 seconds a distance of 39.27 feet to the point of tangency;

thence South 34 degrees 51 minutes 52 seconds West a distance of 0.15 feet to a point on the South line of said Lot 106, from which point the Southeast corner of Lot 115 of said Winfield Scott Plaza Unit Three lies South 89 degrees 35 minutes 15 seconds East a distance of 141.77 feet;

thence continuing South 34 degrees 51 minutes 52 seconds West a distance of 182.88 feet to the point of curvature of a curve concave Northwesterly having a radius of 145.00 feet;

thence Southwesterly along the arc of said curve through a central angle of 6 degrees 25 minutes 05 seconds a distance of 16.24 feet to a point on the East line of Lot 84 of said Winfield Scott Plaza Unit Two;

thence continuing along the arc of said curve through a central angle of 40 degrees 15 minutes 45 seconds a distance of 101.89 feet to a point on the Easterly prolongation of the South line of Lot 90 of said Winfield Scott Plaza Unit Two, which lies South 89 degrees 33 minutes 28 seconds East (record South 89 degrees 42 minutes 57 seconds East) 88.53 feet from the Southwest corner of said Lot 90;

thence continuing along the arc of said curve through a central angle of 8 degrees 14 minutes 12 seconds a distance of 20.85 feet to the point of tangency;

thence South 89 degrees 46 minutes 55 seconds West a distance of 67.76 feet to a point on the Easterly right-of-way line of Scottsdale Road which point is on the West line of Lot 91 of said Winfield Scott Plaza Unit Two, and which point lies South O degrees 07 minutes 06 seconds West (record South) a distance of 2.52 feet from said Southwest corner of Lot 90;

thence North 00 degrees 07 minutes 06 seconds East along said Easterly right-of-way line a distance of 174.64 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 3:

That part of the following described parcel designated and referred to as the "Subsurface Parcel" in that certain License Agreement recorded in Document No. 89-407772, records of Maricopa County, Arizona;

EXHIBIT E

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the intersection of the monument lines of Paradise Paseo (also known as 6th Avenue) and Winfield Scott Plaza as shown on the plat of Winfield Scott Plaza Unit Three as recorded in Book 70 (Maps) page 49 at the Maricopa County Recorder's Office, Maricopa County, Arizona;

thence South 89 degrees 35 minutes 15 seconds East (assumed bearing) along the monument line of said Paradise Pasco 82.96 feet;

thence North 34 degrees 51 minutes 52 seconds East 101.08 feet;

thence North 55 degrees 08 minutes 08 seconds West 50.00 feet to the TRUE POINT OF BEGINNING;

thence South 34 degrees 51 minutes 52 seconds West 48.51 feet to a point of ton-tangent curvature of a curve concave Southwesterly whose radius point bears South 46 degrees 24 minutes 05 seconds West 25.00 feet;

thence Northwesterly along the arc of said curve through a central angle of 11 degrees 32 minutes 13 seconds a distance of 5.03 feet to a point of tangency;

thence North 55 degrees 08 minutes 08 seconds West 182.07 feet;

thence South 34 degrees 51 minutes 52 seconds West 2.00 feet to a point of non-tangency curvature of a curve concave Northeasterly whose radius point bears North 34 degrees 51 minutes 52 seconds East 610.00 feet, said curve hereinafter referred to as "Curve Number 1 ";

thence Northwesterly along the arc of said curve, through a central angle of 8 degrees 11 minutes 06 seconds a distance of 87.14 feet;

thence leaving the arc of said curve on a radial bearing North 43 degrees 02 minutes 58 seconds East 100.0 feet to a point on non-tangent curvature of a curve concave Northeasterly, concentric with said Curve Number 1, whose radius point bears North 43 degrees 02 minutes 58 seconds East 510.00 feet;

thence Southeasterly along the arc of said curve through a central angle of 8 degrees 11 minutes 06 seconds a distance of 87.14 feet;

thence leaving the arc of said curve on a radial line South 34 degrees 51 minutes 52 seconds West 2.00 feet;

thence South 55 degrees 08 minutes 08 seconds East 182.07 feet to a point of curvature of a curve concave Northeasterly having a radius of 25.00 feet;

thence Southeasterly along the arc of said curve through a central angle of 11 degrees 32 minutes 13 seconds a distance of 5.03 feet;

thence leaving the arc of said curve on a non-tangential line South 34 degrees 51 minutes 52 seconds West 48.51 feet to the TRUE POINT OF BEGINNING.

PARCEL NO. 4:

That part of the following described parcel designated and referred to as the "Air Parcel" in that certain License Agreement recorded in Document No. 89-407772, records of Maricopa County, Arizona;

EXHIBIT E

That portion of the Southwest quarter of Section 23, Township 2 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the intersection of the monument lines of Paradise Paseo (also known as 6th Avenue) and Winfield Scott Plaza as shown on the plat of Winfield Scott Plaza Unit Three as recorded in Book 70 (Maps) page 49 at the Maricopa County Recorder's Office, Maricopa County, Arizona;

thence South 89 degrees 35 minutes 15 seconds East (assumed bearing) along the monument line of said Paradise Paseo 82.96 feet;

thence North 34 degrees 51 minutes 52 seconds East 101.08 feet;

thence North 55 degrees 08 minutes 08 seconds West 36.00 feet to the TRUE POINT OF BEGINNING;

thence South 34 degrees 51 minutes 52 seconds West 60.00 feet;

thence North 55 degrees 08 minutes 08 seconds West 80.00 feet;

thence North 34 degrees 51 minutes 52 seconds East 120.00 feet;

thence South 55 degrees 08 minutes 08 seconds East 80.00 feet;

thence South 34 degrees 51 minutes 52 seconds West 60.00 feet to the TRUE POINT OF BEGINNING; EXCEPT that part lying within the hereinabove described Parcel Nos. 1 and 2.

PARCEL NO. 5:

Lots 8, 9 and 10, SHOEMAN TRACT, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 42 of Maps, page 31.

PARCEL NO. 6:

Lots 72, 73, 74 and the West half of Lot 71, CAMELBACK PARK PLAZA, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, in Book 86 of Maps, page 13.

PARCEL NO. 7:

That portion of the alley lying Southerly and adjacent to Lots 72, 73, 74 and the West half of Lot 71, CAMELBACK PARK PLAZA, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona0 in Book 86 of Maps, page 13, as abandoned by City of Scottsdale Resolution No. 3207 recorded August 31, 1989 in Document No. 89-407767.

EXHIBIT E

FIRST AMENDMENT TO AMENDED AND RESTATED LEASE

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE (this "First Amendment") is made and entered into as of the 30th day of July, 2015 (the "Effective Date"), by and between STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company, as "Landlord", and YELP INC., a Delaware corporation, as "Tenant''.

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease dated April 1, 2015 (the "Lease"), for the lease of certain space (the "Original Premises") in the Building commonly known and described as Galleria Corporate Centre having an address of 4343 North Scottsdale Road, Scottsdale, Arizona 85251, which Original Premises currently consists of approximately 92,669 rentable square feet of floor area in the aggregate;

WHEREAS, Tenant has requested that the following additional space be added to the Original Premises and that he Lease be appropriately amended:

(A) Approximately 9,890 rentable square feet of floor area commonly known as a portion of Suite 355, as shown on Exhibit A attached hereto (the "Suite 355 Expansion Space");

(B) Approximately 11,422 rentable square feet of floor area commonly known as Suite 345, as shown on Exhibit A attached hereto (the "Suite 345 Expansion Space"). Tenant currently subleases the Suite 345 Expansion Space from the existing tenant thereof (such existing tenant's direct lease with Landlord being the "Existing Suite 345 Lease"); and

(C) Approximately 14,008 rentable square feet of floor area commonly known as Suite 365, as shown on Exhibit A attached hereto (the "Suite 365 Expansion Space").

The Suite 355 Expansion Space, the Suite 345 Expansion Space and the Suite 365 Expansion Space are collectively referred to herein as the "Third Floor Expansion Space."

WHEREAS, Landlord is willing to expand the Original Premises to include the Third Floor Expansion Space on the following terms and conditions; and

WHEREAS, the parties desire to further modify the Lease as hereinafter set forth in this First Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Effective Date: Capitalized Terms. The terms and provisions of this First Amendment shall be effective on the date of this First Amendment. All capitalized terms used in this First Amendment, unless otherwise defined herein, shall have the same meanings given to them in the Lease.

2. Expansion.

A. Suite 355 Expansion Space. Effective as of the Suite 355 Expansion Commencement Date (as defined below), the Premises, as defined in the Lease and as may have been previously expanded pursuant to this Section 2, shall be increased by the addition of the Suite 355 Expansion Space. The term for the Suite 355 Expansion Space shall commence on the Suite 355 Expansion Commencement Date and be coterminous with the Term of the Lease, as the same may be extended in accordance with the terms of the Lease. The Suite 355 Expansion Space is subject to all of the terms and conditions of the Lease, except as expressly modified herein, and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises, except as expressly set forth herein. The "Suite 355 Expansion Commencement Date" shall mean August 1, 2015. Notwithstanding the foregoing , the Lease, as amended hereby, shall not be void, voidable or subject to termination, nor shall Landlord be liable to Tenant for any loss or damage, resulting from Landlord's inability to deliver the Suite 355 Expansion Space to Tenant by such date: provided , however, that if Landlord is unable to deliver possession of the Suite 355 Expansion Space to Tenant by August 1, 2015, for any reason whatsoever (other than as a result of the acts or omissions of Tenant or any of Tenant's employees, representatives, agents, contractors or invitees), then the Suite 355 Expansion Commencement Date shall be extended to the date that Landlord delivers possession of the Suite 355 Expansion Space to Tenant. In addition, if the Suite 355 Expansion Commencement Date does not occur by September 1, 201 5, for any reason whatsoever, through no fault of Tenant (or any of Tenant's employees, representatives, agents, contractors or invitees), then the date Tenant is otherwise obligated to commence payment of Base Rent and Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes with respect to the Suite 355 Expansion Space shall be delayed by one (1) day for each day that delivery of possession of the Suite 355 Expansion Space in the condition required under this First Amendment is delayed beyond September 1, 2015 (but not later than October 1, 2015). If the Suite 355 Expansion Commencement Date does not occur by October 1, 2015, for any reason whatsoever, through no fault of Tenant (or any of Tenant's employees, representatives, agents, contractors or invitees), then the date Tenant is otherwise obligated to commence payment of Base Rent and Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes with respect to the Suite 355 Expansion Space shall be delayed by two (2) days for each day that delivery of possession of the Suite 355 Expansion Space in the condition required under this First Amendment is delayed beyond October 1, 201 5. Promptly following the Suite 355 Expansion Commencement Date, Landlord and Tenant shall each execute and deliver a Commencement Letter substantially in the form of Exhibit B attached hereto.

B. Suite 345 Expansion Space. Effective as of the Suite 345 Expansion Commencement Date (as defined below) , the Premises, as defined in the Lease and as may have been previously expanded pursuant to this Section 2, shall be increased by the addition of the Suite 345 Expansion Space. The term for the Suite 345 Expansion Space shall commence on the Suite 345 Expansion Commencement Date and be coterminous with the Term of the Lease, as the same may be extended in accordance with the terms of the Lease. The Suite 345 Expansion Space is subject to all of the terms and conditions of the Lease, except as expressly modified herein, and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises, except as expressly set forth herein. The "Suite 345 Expansion Commencement Date" shall mean the expiration or earlier termination of the Existing Suite 345 Lease, which is currently estimated to be on or about October 1, 2016. Notwithstanding the foregoing, the Lease, as amended hereby, shall not be void, voidable or subject to termination, nor shall Landlord be liable to Tenant for any loss or damage, resulting from Landlord's inability to deliver the Suite 345 Expansion Space to Tenant by any particular date. Notwithstanding the foregoing, if the Suite 345 Expansion Commencement Date does not occur by November 1, 2016, for any reason whatsoever, through no fault of Tenant (or any of Tenant's employees, representatives , agents, contractors or invitees), then the date Tenant is otherwise obligated to commence payment of Base Rent and Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes with respect to the Suite 345 Expansion Space shall be delayed by one (1) day for each day that delivery of possession of the Suite 345 Expansion Space in the condition required under this First Amendment is delayed beyond November 1 , 2016 (but not later than December 1, 201 6). If the Suite 345 Expansion Commencement Date does not occur by December 1, 2016; for any reason whatsoever, through no fault of Tenant (or any of Tenant's employees, representatives, agents, contractors or invitees), then the date Tenant is otherwise obligated to commence payment of Base Rent and Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes with respect to the Suite 345 Expansion Space shall be delayed by two (2) days for each day that delivery of possession of the Suite 345 Expansion Space in the condition required under this First Amendment is delayed beyond December 1, 2016. Promptly following the Suite 345 Expansion Commencement Date, Landlord and Tenant shall each execute and deliver a Commencement Letter substantially in the form of Exhibit B attached hereto.

C. Suite 365 Expansion Space. Effective as of the Suite 365 Expansion Commencement Date (as defined below), the Premises, as defined in the Lease and as may have been previously expanded pursuant to this Section 2, shall be increased by the addition of the Suite 365 Expansion Space. The term for the Suite 365 Expansion Space shall commence on the Suite 365 Expansion Commencement Date and be coterminous with the Term of the Lease, as the same may be extended in accordance with the terms of the Lease. The Suite 365 Expansion Space is subject to all of the terms and conditions of the Lease, except as expressly modified herein, and except that Tenant shall not be entitled to receive any allowances , abatements or other financial concessions granted with respect to the Original Premises, except as expressly set forth herein. The "Suite 365 Expansion Commencement Date" shall mean the date that Landlord delivers possession of the Suite 365 Expansion Space to Tenant, which is currently estimated to be by the end of December, 2016 (provided that nothing herein shall limit Landlord from delivering possession of the Suite 365 Expansion Space to Tenant prior to such date). Notwithstanding the foregoing , the Lease, as amended hereby, shall not be void, voidable or subject to termination, nor shall Landlord be liable to Tenant for any loss or damage, resulting from Landlord's in ability to deliver the Suite 365 Expansion Space to Tenant by any particular date. Notwithstanding the foregoing , if the Suite 365 Expansion Commencement Date does not occur by February 1, 2017, for any reason whatsoever, through no fault of Tenant (or any of Tenant's employees, representatives, agents, contractors or invitees), then the date Tenant is otherwise obligated to commence payment of Base Rent and Tenant's Share of Excess Operating Costs and Tenant's Share of Excess Taxes with respect to the Suite 365 Expansion Space shall be delayed by one (1) day for each day that delivery of possession of the Suite 365 Expansion Space in the condition required under this First Amendment is delayed beyond February 1, 2017. Promptly following the Suite 365 Expansion Commencement Date, Landlord and Tenant shall each execute and deliver a Commencement Letter substantially in the form of Exhibit B attached hereto.

3. Base Rent.

A Original Premises. Tenant shall continue to pay Base Rent with respect to the Original Premises in accordance with the terms and conditions of the Lease.

B. Third Floor Expansion Space. Commencing on the Effective Date, the schedule of Base Rent for the Third Floor Expansion Space shall be as follows, provided that Tenant shall not be obligated to pay Base Rent for any portion of the Third Floor Expansion Space until (i) the Suite 355 Expansion Commencement Date with respect to the Suite 355 Expansion Space, (ii) the Suite 345 Expansion Commencement Date with respect to the Suite 345 Expansion Space, and (iii) the date that is thirty (30) days after the Suite 365 Expansion Commencement Date, or the date Tenant commences operating for business within the Suite 365 Expansion Space, if sooner (the "Suite 365 Rent Commencement Date"), with respect to the Suite 365 Expansion Space:

Period	Annual Basic Rent Rate over Rentable Square Foot
08/01/15-03/31/16	$32.00
04/01/16-03/31/17	$33.00
04/01/17-03/31/18	$34.00
04/01/18-03/31/19	$35.00
04/01/19-03/31/20	$36.00
04/01/20-03/31/21	$37.00

All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease, as amended hereby.

4. Additional Rent.

A. Original Premises. Tenant shall continue to pay Additional Rent with respect to the Original Premises in accordance with the terms and conditions of the Lease.

B. Third Floor Expansion Space. Commencing on each of the Suite 355 Expansion Commencement Date, the Suite 345 Expansion Commencement Date and the Suite 365 Rent Commencement Date, Tenant shall pay Additional Rent with respect to the Suite 355 Expansion Space, the Suite 345 Expansion Space and the Suite 365 Expansion Space, as applicable, as set forth in the Lease; provided, however, that:

(i) Commencing on each of the Suite 355 Expansion Commencement Date, the Suite 345 Expansion Commencement Date and the Suite 365 Rent Commencement Date, Tenant's Share shall be increased as a result of the expansion into the Suite 355 Expansion Space, the Suite 345 Expansion Space and the Suite 365 Expansion Space, as applicable;

(ii) The Base Year with respect to the entire Third Floor Expansion Space {regardless of the applicable commencement date) shall be calendar year 2015; and

(iii) Notwithstanding anything in Section 5.8 of the Lease to the contrary, Landlord agrees that in calculating Tenant's Share of Excess Operating Costs pursuant to Article 5 of the Lease, that portion of Operating Costs which are controllable by Landlord (specifically excluding, without limitation, insurance premiums, taxes [including Taxes] and costs of utilities) will not increase more than five percent (5%) per year, compounded annually, over the amount of such controllable Operating Costs for calendar year 2015 with respect to the Third Floor Expansion Space (and such cap shall not reset in calendar year 2016 with respect to the Third Floor Expansion Space as set forth in Section 5.8 of the Lease with respect to the Original Premises).

5. Condition.

A. Original Premises. Tenant is in possession of the Original Premises and agrees to accept the same on the Effective Date "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform or fund any alterations, repairs or improvements, except as expressly set forth in the Lease.

B. Suite 355 Expansion Space. Tenant agrees to accept possession of the Suite 355 Expansion Space on the Suite 355 Expansion Commencement Date "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform or fund any alterations, repairs or improvements, except as expressly set forth in this First Amendment. Promptly following the Suite 355 Expansion Commencement Date, Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Suite 355 Expansion Space (the "Suite 355 Tenant Improvements'') as provided in the Tenant Improvement Rider attached hereto and incorporated herein as Exhibit C.

C. Suite 345 Expansion Space. Tenant is in possession of the Suite 345 Expansion Space and agrees to accept the same on the Suite 345 Expansion Commencement Date "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform or fund any alterations, repairs or improvements, except as expressly set forth in this First Amendment. Promptly following the Suite 345 Expansion Commencement Date, Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Suite 345 Expansion Space (the "Suite 345 Tenant Improvements") as provided in the Tenant Improvement Rider attached hereto and incorporated herein as Exhibit C.

D. Suite 365 Expansion Space. Tenant agrees to accept possession of the Suite 365 Expansion Space on the Suite 365 Expansion Commencement Date "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform or fund any alterations, repairs or improvements, except as expressly set forth in this First Amendment. Promptly following the Suite 365 Expansion Commencement Date, Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Suite 365 Expansion Space (the "Suite 365 Tenant Improvements") as provided in the Tenant Improvement Rider attached hereto and incorporated herein as Exhibit C.

6. Parking.

A. Original Premises. Tenant shall continue to license the number of parking spaces set forth in Section 17.2 of the Lease with respect to the Original Premises, in accordance with the terms and conditions of the Lease.

B. Third Floor Expansion Space. Commencing on each of the Suite 355 Expansion Commencement Date, the Suite 345 Expansion Commencement Date and the Suite 365 Expansion Commencement Date, Landlord shall license to Tenant an additional four (4) parking spaces per one thousand (1,000) rentable square feet of floor area contained within the Suite 355 Expansion Space (i.e., a total of thirty-nine (39) additional parking spaces), the Suite 345 Expansion Space (i.e., a total of forty-five (45) additional parking spaces) and the Suite 365 Expansion Space (i.e., a total of fifty-six (56) additional parking spaces), as applicable, all in accordance with the terms and conditions of the Lease. Such additional parking spaces shall be allocated by Landlord between reserved and unreserved parking spaces based on prevailing market allocations and subject to availability, and shall be licensed at a charge equal to prevailing market rates, all in accordance with the terms and conditions of the Lease.

C. Parking Garage Expansion. As of the Effective Date, Landlord is contemplating expanding the existing parking garage serving the Building (the "Parking Garage Expansion"), without any obligation to do so. If Landlord elects to perform the Parking Garage Expansion, then during the performance of the Parking Garage Expansion, Landlord reserves the right (in its sole and absolute discretion) to temporarily relocate any parking spaces licensed by Tenant with respect to the Original Premises or the Third Floor Expansion Space to an off-site lot selected by Landlord, and in the event such off-site lot is more than three (3) blocks from the Building, Landlord shall provide shuttle service from such off-site lot to the Building.

7. Expansion. Landlord and Tenant acknowledge and agree that the Suite 345 Expansion Space is the same space as Suite 345 described in Section 17.5(c)(i) of the Lease, and the Suite 365 Expansion Space is the same space as Suite 350 described in Section 17.S(c)(ii) of the Lease (notwithstanding the use of different suite numbers). Accordingly, Section 17.5(c) of the Lease is hereby deleted in its entirety and of no further force and effect, and the terms of this First Amendment shall control with respect thereto.

8. Brokers. Tenant represents that Tenant has dealt with no brokers in connection with this First Amendment, other than CBRE, Inc. ("Broker"), and that insofar as Tenant knows, no broker (other than Broker) negotiated or participated in negotiations of this First Amendment or is entitled to any commission in connection therewith. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims of brokers, finders or any like third party (other than Broker) claiming any right to commission or compensation by or through acts of Tenant in connection herewith. Landlord shall defend, indemnify and hold harmless Tenant from and against any and all claims of brokers, finders or any like third party (other than Broker) claiming any right to commission or compensation by or through acts of Landlord in connection herewith.

9. Ratification: Conflict. Except as otherwise expressly modified in this First Amendment, the terms and conditions of the Lease are and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this First Amendment, the terms and provisions of this First Amendment shall govern and control.

10. Counterparts. This First Amendment may be executed in any number of counterparts and the parties may deliver their respective signatures by electronic mail or PDF transmission, all of which together shall be deemed to constitute one instrument, and each of which shall be deemed an original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Lease as of the day and year first above written.

LANDLORD: STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company

By:	Stockdale Galleria, LLC, a Delaware limited liability company, its sole member

	By:	Stockdale Galleria Manager, LLC, a Delaware limited liability company, its Managing Member

By: /s/ Steven Yari Name: Steven Yari Title: Authorized Signatory

TENANT: YELP INC., a Delaware corporation

By:	/s/ Rob Krolik
Name: Rob Krolik
Title: CFO

EXHIBIT A

SITE PLAN OF THIRD FLOOR EXPANSION SPACE

EXHIBIT A

EXHIBIT A

EXHIBIT B

COMMENCEMENT LETTER

___, _____ 20__

Yelp Inc.	Yelp Inc.
140 New Montgomery Street	140 New Montgomery Street
San Francisco, California 94105	San Francisco, California 94105
Attn: John Lieu	Attn: Legal Department

Re:

[Suite 355 Expansion Space/Suite 345 Expansion Space/Suite 365 Expansion Space] Commencement Letter with respect to that certain First Amendment to Amended and Restated Lease dated July _____, 2015, by and between Stockdale Galleria Project Owner, LLC, as Landlord, and Yelp Inc. as Tenant

Dear Tenant:

In accordance with the terms and conditions of the above referenced First Amendment, Tenant hereby confirms that it has accepted possession of the [Suite 355 Expansion Space/Suite 345 Expansion Space/Suite 365 Expansion Space] and agrees as follows:

The [Suite 355/Suite 345/Suite 365] Expansion Commencement Date is

[The Suite 365 Rent Commencement Date is____________________________.]

The schedule of Base Rent payable with respect to the [Suite 355 Expansion Space/Suite 345 Expansion Space/Suite 365 Expansion Space] is as follows:

			Total Monthly
			Installments for Entire
		Monthly Installments for	Current Premises
		[Suite 355 Expansion	(including [Suite 355
	Annual Basic	Space/Suite 345	Expansion
	Rent Rate	Expansion	Space/Suite 345
	Over	Space/Suite 365	Expansion
	Rentable	Expansion 365	Space/Suite 365
Period	Square Foot	Space]	Expansion Space]
08/01/15-03/31/16	$32.00
04/01/16-03/31/17	$33.00
04/01/17-03/31/18	$34.00
04/01118-03/31/19	$35.00
04/01/19-03/31/20	$36.00
04/01/20-03/31/21	$37.00

Tenant's Share with respect to the [Suite 355 Expansion Space/Suite 345 Expansion Space/Suite 365 Expansion Space] is______%; and the total Tenant's Share for the entire current Premises (including the [Suite 355 Expansion Space/Suite 345 Expansion Space/Suite 365 Expansion Space]) is______%.

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

Sincerely,

STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company

By:	Stockdale Galleria, LLC, a Delaware limited liability company, its sole member

By:	Stockdale Galleria Manager, LLC,
a Delaware limited liability company,
its Managing Member

By:
Name:
Title:

Agreed and Accepted:

YELP INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBITS

EXHIBIT C

TENANT IMPROVEMENT RIDER
(THIRD FLOOR EXPANSION SPACE)

(Tenant performs work with Allowance provided by Landlord)

1.	This Tenant Improvement Rider shall set forth the obligations of Landlord and Tenant with respect to the performance of the Suite 355 Tenant Improvements, the Suite 345 Tenant Improvements and the Suite 365 Tenant Improvements (as applicable, the "Tenant Improvements"). The rights set forth in this Exhibit C (including, without limitation, the right to receive the Suite 355 Construction Allowance, the Suite 345 Construction Allowance and the Suite 365 Construction Allowance (all as defined in Section 4 below)) shall be personal to Original Tenant (i.e., Yelp Inc.) or an Affiliate. Notwithstanding anything in the Lease, as amended hereby, or this Exhibit C to the contrary, the disbursement of the Suite 355 Construction Allowance, the Suite 345 Construction Allowance and the Suite 365 Construction Allowance shall be subject to Original Tenant or an Affiliate, as applicable, not being in default under the Lease, as amended hereby, beyond all applicable notice and cure periods. In no event shall the Suite 355 Construction Allowance, the Suite 345 Construction Allowance or the Suite 365 Construction Allowance be used to prepare the Third Floor Expansion Space (or any portion thereof) for any subtenant, assignee or other transferee of Original Tenant except to an Affiliate.

2.

Prior to commencing the applicable Tenant Improvements, Tenant shall deliver to Landlord plans and specifications reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; and evidence of Builders Risk (aka Course of Construction) insurance and such other insurance as is required of Tenant in accordance with Section 10.1 of the Lease. Tenant shall be responsible for insuring that all such persons procure and maintain insurance coverage against such risks, in such amounts as Landlord may reasonably require and with such companies as Landlord may reasonably approve, provided that such requirements do not exceed the insurance requirements of similar landlords of similar buildings in the vicinity of the Project. Tenant shall be responsible for all elements of the plans for the Tenant Improvements (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of such plans shall in no event relieve Tenant of the responsibility therefor. Landlord's approval of the contractors to perform the Tenant Improvements shall not be unreasonably withheld, conditioned or delayed. Landlord's approval of the general contractor to perform the Tenant Improvements shall not be considered to be unreasonably withheld if any such general contractor (a) does not have trade references reasonably acceptable to Landlord, (b) does not maintain insurance as required by Landlord, (c) does not have the ability to be bonded for the work in an amount reasonably satisfactory to Landlord, or (d) is not licensed as a contractor in the state and municipality in which the Building is located. Tenant shall not be required to remove the Tenant Improvements which are standard office improvements upon expiration or termination of the Term. However, Tenant shall remove all or part of the Tenant Improvements which are non-standard office improvements prior to or upon expiration or termination of the Term, unless Tenant, at the time Tenant requests Landlord's consent to the plans and specifications for such non-standard office improvements, requests in writing whether Landlord will require Tenant to remove such non-standard office improvements on or before the expiration or sooner termination of the Lease, and Landlord responds to Tenant in writing stipulating that Tenant will not be required to so remove such non-standard office improvements on or before the expiration or sooner termination of the Lease.

EXHIBIT C

3.

Promptly after obtaining Landlord's approval of the plans for the applicable Tenant Improvements and before commencing construction of the applicable Tenant Improvements, Tenant shall deliver to Landlord a reasonably detailed estimate of the cost of the applicable Tenant Improvements and shall identify the amount (the "Excess Cost") equal to the difference between the amount of the total cost of the applicable Tenant Improvements (the "Total Cost") and the amount of the applicable Construction Allowance (as defined in Section 4 below). Tenant shall pay a percentage of each amount requested by the Contractor or otherwise to be disbursed under this Tenant Improvement Rider, which percentage shall be equal to the Excess Cost divided by the amount of the Total Cost, and such payments by Tenant shall be a condition to Landlord's obligation to pay any amounts from the applicable Construction Allowance.

4.

Provided Tenant is not in default beyond all applicable notice and cure periods, Landlord agrees to contribute the following toward the cost of performing the Tenant Improvements (as applicable, the "Construction Allowance"):

A.	Up to $148,350.00 (i.e., $15.00 per rentable square foot of the Suite 355 Expansion Space) (the "Suite 355 Construction Allowance") towards the Suite 355 Tenant Improvements only;

B.	Up to $57,110.00 (i.e., $5.00 per rentable square foot of the Suite 345 Expansion Space) (the "Suite 345 Construction Allowance") towards the Suite 345 Tenant Improvements only; and

C.	Up to $70,040.00 (i.e., $5.00 per rentable square foot of the Suite 365 Expansion Space) (the "Suite 365 Construction Allowance") towards the Suite 365 Tenant Improvements only.

The Construction Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the applicable Tenant Improvements and for hard costs in connection with the applicable Tenant Improvements. The Construction Allowance, less a ten percent (10%) retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performs the applicable Tenant Improvements, in periodic disbursements within thirty (30} days after receipt of the following documentation: (a) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (b) a certification from an AIA architect substantially in the form of the Architect's Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; {c) contractor's, subcontractor's and material supplier's waivers of liens which shall cover all Tenant Improvements for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the state in which the Premises is located, together with such supporting data as Landlord or Landlord's mortgagee may reasonably require; (d) a cost breakdown for each trade or subcontractor performing the Tenant Improvements; (e) plans and specifications for the applicable Tenant Improvements (if routinely prepared for the particular applicable Tenant Improvements for which disbursement is being requested), together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Project and Premises (if applicable); (f) copies of all construction contracts for the applicable Tenant Improvements, together with copies of all change orders, if any; and (g) a request to disburse from Tenant containing an approval by Tenant of the work done, paid invoices and receipts showing payment in full of the Excess Cost {if any) by Tenant, and a good faith estimate of the cost to complete the applicable Tenant Improvements. Upon completion of the applicable Tenant Improvements, and prior to final disbursement of the applicable Construction Allowance, Tenant shall furnish Landlord with: (i) general contractor and architect's completion affidavits; (ii) full and final waivers of lien; (iii) receipted bills covering all labor and materials expended and used; (iv) as-built plans of the applicable Tenant Improvements; (v) the certification of Tenant and its architect that the applicable Tenant Improvements have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances; and (vi) a certificate of occupancy for the Suite 355 Expansion Space, the Suite 345 Expansion Space or the Suite 365 Expansion Space, as applicable. In no event shall landlord be required to disburse the Construction Allowance· more than one {1) time per month. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Construction Allowance during the continuance of an uncured default under the Lease, as amended hereby, and Landlord's obligation to disburse shall only resume when and if such default is cured.

EXHIBIT C

5.

In no event shall any portion of the Construction Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event Tenant does not submit to Landlord a written request for payment of the entire applicable Construction Allowance (together with all of the documents and certificates required for such payment) within six (6) months after the Suite 355 Expansion Commencement Date, the Suite 345 Commencement Date or the Suite 365 Commencement Date; as applicable, any portion of the applicable Construction Allowance not disbursed to Tenant shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith, except as set forth below, and that Tenant shall not be entitled to apply any remaining portion of the applicable Construction Allowance to any other portion of the Third Floor Expansion Space. Tenant· shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Tenant Improvements and/or Construction Allowance.

6.

The Tenant Improvements shall be constructed in a good and workmanlike manner using Building standard materials or other new materials of equal or greater quality. Landlord, to the extent reasonably necessary to avoid any disruption to the tenants and occupants of the Project, shall have the right to designate the time when the Tenant Improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Project. The Tenant Improvements shall be subject to and shall comply with all insurance requirements, all applicable codes, ordinances, laws and regulations, and the provisions of Section 7 of the Lease with respect to Alterations to the extent they do not conflict with the provisions of this Tenant Improvement Rider.

7.

Tenant agrees to accept the Suite 355 Expansion Space, the Suite 345 Expansion Space and the Suite 365 Expansion Space in each of their "as-is" condition and configuration, without representation or warranty by Landlord or anyone acting on Landlord's behalf, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the applicable Construction Allowance, incur any costs in connection with the construction or demolition of any improvements in the Suite 355 Expansion Space, the Suite 345 Expansion Space or the Suite 365 Expansion Space; provided, however, that Suite 355 Expansion Space and the Suite 365 Expansion Space (but not the Suite 345 Expansion Space, since Tenant is the existing occupant of the Suite 345 Expansion Space as a subtenant under the Existing Suite 345 Lease), will be delivered broom clean with all Building systems providing service to the applicable space in good operating condition.

EXHIBIT C

8.

This Tenant Improvement Rider shall not be deemed applicable to any additional space added to the Original Premises or Third Floor Expansion Space at any time or from time to time, whether by any options under the Lease, as amended hereby, or otherwise, or to any portion of the Original Premises or the Third Floor Expansion Space or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease, as amended hereby, or otherwise, unless expressly so provided in the lease, as amended hereby, or any amendment or supplement to the Lease, as amended hereby. All capitalized terms used in this Tenant Improvement Rider but not defined herein shall have the same meanings ascribed to such terms in the Lease, as amended hereby.

9.

In the event that Landlord does not fund any installment of the Construction Allowance within forty-five (45) days following Tenant's satisfaction of the applicable conditions under this Tenant Improvement Rider for the disbursement of same and Tenant's delivery of all applicable items under Section 4 above, Tenant may give to Landlord (and any mortgagee to which Tenant has delivered a SNDA) a notice of such failure, which notice shall contain the following phrase on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly delivered to Landlord): "FINAL NOTICE: LANDLORD'S FAILURE TO DISBURSE THE [SUITE 355/SUITE 345/SUITE 365] CONSTRUCTION ALLOWANCE WITHIN THIRTY (30) DAYS SHALL ENTITLE TENANT TO OFFSET SUCH AMOUNT AGAINST RENT." If Landlord does not provide the requested Construction Allowance funds within thirty (30) days after Landlord's receipt of such notice, then Tenant shall be permitted to offset such amount against the Base Rent due and owing hereunder together with interest at the Interest Rate on a monthly basis until the full amount of the applicable installment of the applicable Construction Allowance has been recouped by Tenant; provided, however, that if Landlord notifies Tenant that Landlord disputes Tenant's entitlement to the applicable Construction Allowance or such portion thereof, Tenant may not offset any amount on account thereof unless and until such dispute is finally resolved. If any such disputes regarding Tenant's entitlement to the applicable Construction Allowance are not resolved between the parties within thirty (30) days following such notice by Landlord, Tenant may proceed with its remedies at law or in equity.

EXHIBIT C

SECOND AMENDMENT TO AMENDED AND RESTATED LEASE

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE (this "Second Amendment") is made and entered into as of the 22nd day of April, 2016 (the "Effective Date"), by and between STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company, as "Landlord", and YELP INC., a Delaware corporation, as "Tenant".

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease dated April 1, 2015 (the "Original Lease"), as amended by that certain First Amendment to Amended and Restated Lease dated July 30, 2015 (the "First Amendment"), that certain Commencement Letter with respect to the Suite 355 Expansion Space (referred to therein as "Suite 360") dated August 26, 2015, that certain letter agreement dated September 24, 2015 (the "Letter Agreement"), and that certain Commencement Letter with respect to the Suite 365 Expansion Space (referred to therein as "Suite 345") dated January 21, 2016 (collectively, the "Lease"), for the lease of certain space (the "Existing Premises") in the Building commonly known and described as Galleria Corporate Centre having an address of 4343 North Scottsdale Road, Scottsdale, Arizona 85251, which Existing Premises currently consists of approximately 116,567 rentable square feet of floor area in the aggregate, as follows:

Suites	Approximate Size
200, 220, 270, 280 & 290	62,090 rentable square feet
100, 105, 110, 115, 120 & 130	30,579 rentable square feet
355 (sometimes referred to as Suite 360)	9,890 rentable square feet
365 (sometimes referred to as Suite 345)	14,008 rentable square feet

WHEREAS, the Suite 345 Expansion Commencement Date (as defined in the First Amendment) has not yet occurred;

WHEREAS, Tenant has requested that certain space in the Building containing approximately 30,008 rentable square feet of floor area commonly known as Suite 260, as shown on Exhibit A attached hereto (the "Suite 260 Expansion Space"), be added to the Existing Premises and that the Lease be appropriately amended;

WHEREAS, the Suite 260 Expansion Space is currently occupied by an existing tenant (the "Existing Tenant"), whose lease of the Suite 260 Expansion Space (the "Existing Lease") is scheduled to expire on September 30, 2016;

WHEREAS, Landlord is willing to expand the Existing Premises to include the Suite 260 Expansion Space on the following terms and conditions; and

WHEREAS, the parties desire to further modify the Lease as hereinafter set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Effective Date: Capitalized Terms. The terms and provisions of this Second Amendment shall be effective on the date of this Second Amendment. All capitalized terms used in this Second Amendment, unless otherwise defined herein, shall have the same meanings given to them in the Lease.

2. Expansion.

A. Suite 260 Expansion Space: Suite 260 Term. Effective as of the date that is the later to occur of (i) the date that the Existing Tenant vacates the Suite 260 Expansion Space, and (ii) the date that the Existing Lease expires or is sooner terminated with respect to the Suite 260 Expansion Space (the "Suite 260 Expansion Commencement Date"), the Premises, as defined in the Lease, shall be increased by the addition of the Suite 260 Expansion Space. The term for the Suite 260 Expansion Space (the "Suite 260 Term") shall commence on the Suite 260 Expansion Commencement Date and shall continue until September 30, 2022 (and the Term of the Lease is hereby extended to September 30, 2022, with respect to the Suite 260 Expansion Space only), unless the Lease, as amended hereby, is sooner terminated, subject to extension as set forth below. The Suite 260 Expansion Space is subject to all of the terms and conditions of the Lease, except as expressly modified herein, and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Existing Premises, except as expressly set forth herein. Further, the option to extend the Term of the Lease set forth in Section 3.3 of the Original Lease shall not apply to the Suite 260 Expansion Space, unless Tenant elects, at the same time and in the Exercise Notice delivered pursuant to Section 3.3(b) of the Original Lease, to extend the Term of the Lease with respect to the entire Premises leased by Tenant at such time (including, without limitation, the Suite 260 Expansion Space) for the Option Term, subject to the terms and conditions of Section 3.3 of the Original Lease and this Section 2.A. If Tenant so elects to extend the Term of the Lease with respect to the entire Premises leased by Tenant at such time, (i) the Term of the Lease with respect to the entire Premises leased by Tenant at such time (less the Suite 260 Expansion Space) shall be extended for the Option Term commencing as of the date immediately following the existing Expiration Date under the Lease with respect to the Existing Premises (i.e., the Option Term with respect to the entire Premises leased by Tenant at such time (less the Suite 260 Expansion Space) shall be April 1, 2021, through March 31, 2026, inclusive), (ii) the Term of the Lease with respect to the Suite 260 Expansion Space shall be extended for the Option Term commencing as of the date immediately following the expiration of the Suite 260 Term (i.e., the Option Term with respect to the Suite 260 Expansion Space shall be October 1, 2022, through September 30, 2027, inclusive), and (iii) the annual Base Rent payable by Tenant during the applicable Option Term for the entire Premises leased by Tenant at such time (less the Suite 260 Expansion Space) and the Suite 260 Expansion Space shall be the Option Base Rent as determined in accordance with Section 3.3(a) of the Original Lease, which Option Base Rent shall be payable commencing as of the first (1st) day of the applicable Option Term (i.e., commencing on April 1, 2021, with respect to the entire Premises leased by Tenant at such time (less the Suite 260 Expansion Space), and commencing on October 1, 2022, with respect to the Suite 260 Expansion Space). If Tenant does not elect to extend the Suite 260 Term in the Exercise Notice, then Tenant shall have no further right to extend the Suite 260 Term. Promptly following the Suite 260 Expansion Commencement Date, Landlord and Tenant shall each execute and deliver a Commencement Letter substantially in the form of Exhibit B attached hereto.

3. Base Rent.

A. Existing Premises. Tenant shall continue to pay Base Rent with respect to the Existing Premises in accordance with the terms and conditions of the Lease.

B. Suite 260 Expansion Space. Commencing on the Suite 260 Expansion Commencement Date and continuing throughout the Suite 260 Term (subject to Section 2.A above , the schedule of Base Rent for the Suite 260 Expansion Space shall be as follows:

Period
Suite 260 Expansion	Annual Basic Rent Rate	Monthly Installments for
Commencement Date-	per Rentable Square Foot	Suite 260 Expansion Space
03/31/17	$32.00	$80,021.33
04/01/17-03/31/18	$33.00	$82,522.00
04/01/18-03/31/19	$34.00	$85,022.67
04/01/19-03/31/20	$35.00	$87,523.33
04/01/20-03/31/21	$36.00	$90,024.00
04/01/21-03/31/22	$37.00	$92,524.67
04/01/22-09/30/22	$38.00	$95,025.33

All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease, as amended hereby.

4. Additional Rent.

A. Existing Premises. Tenant shall continue to pay Additional Rent with respect to the Existing Premises in accordance with the terms and conditions of the Lease.

B. Suite 260 Expansion Space. Commencing on the Suite 260 Expansion Commencement Date and continuing throughout the Suite 260 Term, Tenant shall pay Additional Rent with respect to the Suite 260 Expansion Space as set forth in the Lease; provided, however, that:

(i) Tenant's Share shall be increased as a result of the expansion into the Suite 260 Expansion Space; and

(ii) The Base Year with respect to the Suite 260 Expansion Space shall be calendar year 2016.

5. Condition.

A. Existing Premises. Tenant is in possession of the Existing Premises and agrees to accept the same on the Effective Date "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform or fund any alterations, repairs or improvements, except as expressly set forth in the Lease.

B. Suite 260 Expansion Space. Tenant agrees to accept possession of the Suite 260 Expansion Space on the Suite 260 Expansion Commencement Date "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform or fund any alterations, repairs or improvements, except as expressly set forth in this Second Amendment. Promptly following the Suite 260 Expansion Commencement Date, Landlord and Tenant shall perform their respective obligations with respect to design and construction of any improvements to be constructed and installed in the Suite 260 Expansion Space (the "Suite 260 Tenant Improvements") as provided in the Tenant Improvement Rider attached hereto and incorporated herein as Exhibit C.

6. Parking.

A Existing Premises. Tenant shall continue to license the number of parking spaces set forth in Section 17.2 of the Original Lease and Section 6 of the First Amendment with respect to the Existing Premises, in accordance with the terms and conditions of the Lease.

B. Suite 260 Expansion Space. Commencing on the Suite 260 Expansion Commencement Date and continuing throughout the Suite 260 Term, Landlord shall license to Tenant an additional four (4) parking spaces per one thousand (1,000) rentable square feet of floor area contained within the Suite 260 Expansion Space (i.e., a total of one hundred twenty (120) additional parking spaces), all in accordance with the terms and conditions of the Lease. Such additional parking spaces shall be allocated by Landlord between reserved and unreserved parking spaces based on prevailing market allocations and subject to availability, and shall be licensed at a charge equal to prevailing market rates, all in accordance with the terms and conditions of the Lease.

C. Parking Garage Expansion. As of the Effective Date, Landlord is contemplating expanding the existing parking garage serving the Building (the "Parking Garage Expansion"), without any obligation to do so. If Landlord elects to perform the Parking Garage Expansion, then during the performance of the Parking Garage Expansion, Landlord reserves the right (in its sole and absolute discretion) to temporarily relocate any parking spaces licensed by Tenant with respect to the Suite 260 Expansion Space to an off-site lot selected by Landlord, and in the event such off-site lot is more than three (3) blocks from the Building, Landlord shall provide shuttle service from such off-site lot to the Building.

7. Original Construction Allowance. The second (2nd) sentence of Section 5 of Exhibit C to the Original Lease, as amended by the Letter Agreement, is hereby further revised to read as follows:

"In the event Tenant does not submit to Landlord a written request for payment of the entire Construction Allowance (together with all of the documents and certificates required for such payment) by on or before February 1, 2017, any portion of the Construction Allowance not disbursed to Tenant shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith, except as set forth below."

Nothing herein shall be deemed to modify the terms and conditions of the First Amendment, which will remain the same.

8. Brokers. Tenant represents that Tenant has dealt with no brokers in connection with this Second Amendment, other than CBRE, Inc. ("Broker"), and that insofar as Tenant knows, no broker (other than Broker) negotiated or participated in negotiations of this Second Amendment or is entitled to any commission in connection therewith. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims of brokers, finders or any like third party (other than Broker) claiming any right to commission or compensation by or through acts of Tenant in connection herewith. Landlord shall defend, indemnify and hold harmless Tenant from and against any and all claims of brokers, finders or any like third party (other than Broker) claiming any right to commission or compensation by or through acts of Landlord in connection herewith.

9. Ratification: Conflict. Except as otherwise expressly modified in this Second Amendment, the terms and conditions of the Lease are and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this Second Amendment, the terms and provisions of this Second Amendment shall govern and control.

10. Counterparts. This Second Amendment may be executed in any number of counterparts and the parties may deliver their respective signatures by electronic mail or PDF transmission, all of which together shall be deemed to constitute one instrument, and each of which shall be deemed an original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Amended and Restated Lease as of the day and year first above written.

LANDLORD: STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company

By:	Stockdale Galleria, LLC, a Delaware limited liability company, its sole member

	By:	Stockdale Galleria Manager, LLC, a Delaware limited liability company, its Managing Member

By: /s/ Steven Yari Name: Steven Yari Title: Authorized Signatory

TENANT: YELP INC., a Delaware corporation

By: /s/ Rob Krolik
Name: Rob Krolik
Title: CFO

EXHIBIT A

SITE PLAN OF SUITE 260 EXPANSION SPACE

EXHIBIT A

EXHIBIT B

COMMENCEMENT LETTER

_____________ ,20____

Yelp Inc.	Yelp Inc.
140 New Montgomery Street	140 New Montgomery Street
San Francisco, California 94105	San Francisco, California 94105
Attn: John Lieu	Attn: Legal Department

Re:

Suite 260 Expansion Space Commencement Letter with respect to that certain Second Amendment to Amended and Restated Lease dated April __, 2016, by and between Stockdale Galleria Project Owner, LLC, as Landlord, and Yelp Inc. as Tenant

Dear Tenant:

In accordance with the terms and conditions of the above referenced Second Amendment, Tenant hereby confirms that it has accepted possession of the Suite 260 Expansion Space and agrees as follows:

The Suite 260 Expansion Commencement Date is __________________________

The schedule of Base Rent payable with respect to the Suite 260 Expansion Space is as follows:

	Annual Basic Rent Rate per	Monthly Installments for
Period	Rentable Square Foot	Suite 260 Expansion Space
/ / -03/31/17	$32.00	$80,021.33
04/01/17-03/31/18	$33.00	$82,522.00
04/01/18-03/31/19	$34.00	$85,022.67
04/01/19-03/31/20	$35.00	$87,523.33
04/01/20-03/31/21	$36.00	$90,024.00
04/01/21-03/31/22	$37.00	$92,524.67
04/01/22-09/30/22	$38.00	$95,025.33

Tenant's Share with respect to the Suite 260 Expansion Space is ______%; and the total Tenant's Share for the entire current Premises (including the Suite 260 Expansion Space) is ______%.

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

EXHIBIT B

Sincerely,

STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company

By:	Stockdale Galleria, LLC, a Delaware limited liability company, its sole member

By:	Stockdale Galleria Manager, LLC, a Delaware limited liability company, its Managing Member

By:
Name:
Title:

Agreed and Accepted:

YELP INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT B

EXHIBIT C

TENANT IMPROVEMENT RIDER
(SUITE 260 EXPANSION SPACE)

(Tenant performs work with Allowance provided by Landlord)

1.	This Tenant Improvement Rider shall set forth the obligations of Landlord and Tenant with respect to the performance of the Suite 260 Tenant Improvements (sometimes also referred to herein as the "Tenant Improvements"). The rights set forth in this Exhibit C (including, without limitation, the right to receive the Suite 260 Construction Allowance (as defined in Section 4 below)) shall be personal to Original Tenant (ie., Yelp Inc.) or an Affiliate. Notwithstanding anything in the Lease, as amended hereby, or this Exhibit C to the contrary, the disbursement of the Suite 260 Construction Allowance shall be subject to Original Tenant or an Affiliate, as applicable, not being in default under the Lease, as amended hereby, beyond all applicable notice and cure periods. In no event shall the Suite 260 Construction Allowance be used to prepare the Suite 260 Expansion Space (or any portion thereof) for any subtenant, assignee or other transferee of Original Tenant except to an Affiliate.

2.	Prior to commencing the Tenant Improvements, Tenant shall deliver to Landlord plans and specifications reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; and evidence of Builders Risk (aka Course of Construction) insurance and such other insurance as is required of Tenant in accordance with Section 10.1 of the Original Lease. Tenant shall be responsible for insuring that all such persons procure and maintain insurance coverage against such risks, in such amounts as Landlord may reasonably require and with such companies as Landlord may reasonably approve, provided that such requirements do not exceed the insurance requirements of similar landlords of similar buildings in the vicinity of the Project. Tenant shall be responsible for all elements of the plans for the Tenant Improvements (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of such plans shall in no event relieve Tenant of the responsibility therefor. Landlord's approval of the contractors to perform the Tenant Improvements shall not be unreasonably withheld, conditioned or delayed. Landlord's approval of the general contractor to perform the Tenant Improvements shall not be considered to be unreasonably withheld if any such general contractor (a) does not have trade references reasonably acceptable to Landlord, (b) does not maintain insurance as required by Landlord, (c) does not have the ability to be bonded for the work in an amount reasonably satisfactory to Landlord, or (d) is not licensed as a contractor in the state and municipality in which the Building is located. Tenant shall not be required to remove the Tenant Improvements which are standard office improvements upon expiration or termination of the Term. However, Tenant shall remove all or part of the Tenant Improvements which are non-standard office improvements prior to or upon expiration or termination of the Term, unless Tenant, at the time Tenant requests Landlord's consent to the plans and specifications for such non-standard office improvements, requests in writing whether Landlord will require Tenant to remove such non-standard office improvements on or before the expiration or sooner termination of the Lease, and Landlord responds to Tenant in writing stipulating that Tenant will not be required to so remove such non-standard office improvements on or before the expiration or sooner termination of the Lease.

EXHIBIT C

3.

Promptly after obtaining Landlord's approval of the plans for the Tenant Improvements and before commencing construction of the Tenant Improvements, Tenant shall deliver to Landlord a reasonably detailed estimate of the cost of the Tenant Improvements and shall identify the amount (the "Excess Cost") equal to the difference between the amount of the total cost of the Tenant Improvements (the "Total Cost") and the amount of the Construction Allowance (as defined in Section 4 below). Tenant shall pay a percentage of each amount requested by the Contractor or otherwise to be disbursed under this Tenant Improvement Rider, which percentage shall be equal to the Excess Cost divided by the amount of the Total Cost, and such payments by Tenant shall be a condition to Landlord's obligation to pay any amounts from the Construction Allowance.

4.

Provided Tenant is not in default beyond all applicable notice and cure periods, Landlord agrees to contribute the following toward the cost of performing the Tenant Improvements (sometimes also referred to herein as the "Construction Allowance"):

A.	Up to $450,120.00 (i.e., $15.00 per rentable square foot of the Suite 260 Expansion Space) (the "Suite 260 Construction Allowance") towards the Suite 260 Tenant Improvements only.

The Construction Allowance may only be used for the cost of preparing design and construction documents and mechanical and electrical plans for the Tenant Improvements and for hard costs in connection with the Tenant Improvements. The Construction Allowance, less a ten percent (10%) retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performs the Tenant Improvements, in periodic disbursements within thirty (30) days after receipt of the following documentation: (a) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (b) a certification from an AIA architect substantially in the form of the Architect's Certificate for Payment which is located on AIA Document G702, Application and Certificate of Payment; (c) contractor's, subcontractor's and material supplier's waivers of liens which shall cover all Tenant Improvements for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the state in which the Premises is located, together with such supporting data as Landlord or Landlord's mortgagee may reasonably require; (d) a cost breakdown for each trade or subcontractor performing the Tenant Improvements; (e) plans and specifications for the Tenant Improvements (if routinely prepared for the particular Tenant Improvements for which disbursement is being requested), together with a certificate from an AIA architect that such plans and specifications comply in all material respects with all laws affecting the Building, Project and Premises (if applicable); (f) copies of all construction contracts for the Tenant Improvements, together with copies of all change orders, if any; and (g) a request to disburse from Tenant containing an approval by Tenant of the work done, paid invoices and receipts showing payment in full of the Excess Cost (if any) by Tenant, and a good faith estimate of the cost to complete the Tenant Improvements. Upon completion of the Tenant Improvements, and prior to final disbursement of the Construction Allowance, Tenant shall furnish Landlord with: (i) general contractor and architect's completion affidavits; (ii) full and final waivers of lien; (iii) receipted bills covering all labor and materials expended and used; (iv) as-built plans of the Tenant Improvements; (v) the certification of Tenant and its architect that the Tenant Improvements have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances; and (vi) a certificate of occupancy for the Suite 260 Expansion Space. In no event shall Landlord be required to disburse the Construction Allowance more than one (1) time per month. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Construction Allowance during the continuance of an uncured default under the Lease, as amended hereby, and Landlord's obligation to disburse shall only resume when and if such default is cured.

EXHIBIT C

5.

In no event shall any portion of the Construction Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event Tenant does not submit to Landlord a written request for payment of the entire Construction Allowance (together with all of the documents and certificates required for such payment) by February 1, 2017, any portion of the Construction Allowance not disbursed to Tenant shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith, except as set forth below, and that Tenant shall not be entitled to apply any remaining portion of the Construction Allowance to any other portion of the Existing Premises or the Third Floor Expansion Space (as defined in the First Amendment). Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Tenant Improvements and/or Construction Allowance.

6.

The Tenant Improvements shall be constructed in a good and workmanlike manner using Building standard materials or other new materials of equal or greater quality. Landlord, to the extent reasonably necessary to avoid any disruption to the tenants and occupants of the Project, shall have the right to designate the time when the Tenant Improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Project. The Tenant Improvements shall be subject to and shall comply with all insurance requirements, all applicable codes, ordinances, laws and regulations, and the provisions of Section 7 of the Original Lease with respect to Alterations to the extent they do not conflict with the provisions of this Tenant Improvement Rider.

7.

Tenant agrees to accept the Suite 260 Expansion Space in its "as-is" condition and configuration, without representation or warranty by Landlord or anyone acting on Landlord's behalf, it being agreed that Landlord shall not be required to perform any work or, except as provided above with respect to the Construction Allowance, incur any costs in connection with the construction or demolition of any improvements in the Suite 260 Expansion Space.

8.

This Tenant Improvement Rider shall not be deemed applicable to any additional space added to the Existing Premises or Third Floor Expansion Space at any time or from time to time, whether by any options under the Lease, as amended hereby, or otherwise, or to any portion of the Existing Premises or the Third Floor Expansion Space or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease, as amended hereby, or otherwise, unless expressly so provided in the Lease, as amended hereby, or any amendment or supplement to the Lease, as amended hereby. All capitalized terms used in this Tenant Improvement Rider but not defined herein shall have the same meanings ascribed to such terms in the Lease, as amended hereby.

EXHIBIT C

9.

In the event that Landlord does not fund any installment of the Construction Allowance within forty-five (45) days following Tenant's satisfaction of the applicable conditions under this Tenant Improvement Rider for the disbursement of same and Tenant's delivery of all applicable items under Section 4 above, Tenant may give to Landlord (and any mortgagee to which Tenant has delivered a SNDA) a notice of such failure, which notice shall contain the following phrase on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly delivered to Landlord): "FINAL NOTICE: LANDLORD'S FAILURE TO DISBURSE THE SUITE 260 CONSTRUCTION ALLOWANCE WITHIN THIRTY (30) DAYS SHALL ENTITLE TENANT TO OFFSET SUCH AMOUNT AGAINST RENT." If Landlord does not provide the requested Construction Allowance funds within thirty (30) days after Landlord's receipt of such notice, then Tenant shall be permitted to offset such amount against the Base Rent due and owing hereunder together with interest at the Interest Rate on a monthly basis until the full amount of the applicable installment of the Construction Allowance has been recouped by Tenant; provided, however, that if Landlord notifies Tenant that Landlord disputes Tenant's entitlement to the Construction Allowance or such portion thereof, Tenant may not offset any amount on account thereof unless and until such dispute is finally resolved. If any such disputes regarding Tenant's entitlement to the Construction Allowance are not resolved between the parties within thirty (30) days following such notice by Landlord, Tenant may proceed with its remedies at law or in equity.

10.

Notwithstanding anything in the Lease, as amended hereby, to the contrary, Tenant shall be entitled to apply any portion of the remaining Construction Allowance (as defined in the Original Lease) (the "Original Construction Allowance") (specifically excluding any portion of the Suite 355 Construction Allowance, the Suite 345 Construction Allowance or the Suite 365 Construction Allowance (all as defined the First Amendment)) to the cost of the Suite 260 Tenant Improvements, provided that such use of the remaining Original Construction Allowance shall be subject to the terms and conditions of Sections 4, 5 and 9 of Exhibit C to the Original Lease, as amended by Section 7 of this Second Amendment. As of the date of this Second Amendment, Landlord and Tenant acknowledge and agree that $847,371.08 of the Original Construction Allowance has not yet been disbursed to Tenant. Any portion of the Original Construction Allowance applied to the Suite 260 Tenant Improvements shall reduce the total Original Construction Allowance available for the Tenant Improvements (as defined in the Original Lease). For the avoidance of doubt, in no event shall Landlord be obligated to disburse more than the total Original Construction Allowance (in the aggregate) towards the Tenant Improvements (as defined in the Original Lease) and the Suite 260 Tenant Improvements (as defined in this Second Amendment), and in no event shall the Original Construction Allowance be applicable to any portion of the Third Floor Expansion Space (as defined in the First Amendment). Further, nothing herein shall be deemed to modify the terms and conditions of the First Amendment, which will remain the same.

EXHIBIT C

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LEASE (this ''Third Amendment"} is made and entered into as of the 22nd day of July, 2016 (the "Effective Date"), by and between STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company, as "Landlord", and YELP INC., a Delaware corporation, as  "Tenant".

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease dated April 1, 2015, as amended by that certain First Amendment to Amended and Restated Lease dated July 30, 2015 {the "First Amendment"), that certain Commencement Letter with respect to the Suite 355 Expansion Space (referred to therein as "Suite 360") dated August 26, 2015, that certain letter agreement dated September 24, 2015, that certain Commencement Letter with respect to the Suite 365 Expansion Space (referred to therein as "Suite 345") dated January 21, 2016, and that certain Second Amendment to Amended and Restated Lease undated in April, 2016 (the "Second Amendment", and collectively, the "Lease"), for the lease of certain space (the "Existing Premises") in the Building commonly known and described as Galleria Corporate Centre having an address of 4343 North Scottsdale Road, Scottsdale, Arizona 85251, which Existing Premises currently consists of approximately 116,567 rentable square feet of floor area in the aggregate, as follows:

Suites	Approximate Size
200, 220, 270, 280 & 290	62,090 rentable square feet
100, 105, 110, 115, 120 & 130	30,579 rentable square feet
355 (sometimes referred to as Suite 360)	9,890 rentable square feet
365 {sometimes referred to as Suite 345)	14,008 rentable square feet

WHEREAS, pursuant to the First Amendment, the Existing Premises shall be expanded by the addition of that certain space in the Building containing approximately 11,422 rentable square feet of floor area commonly known as Suite 345, as more particularly described in the First Amendment, on the terms and conditions set forth in the First Amendment;

WHEREAS, the Suite 345 Expansion Commencement Date (as defined in the First Amendment) has not yet occurred;

WHEREAS, pursuant to the Second Amendment, the Existing Premises shall be expanded by the addition of that certain space in the Building containing approximately 30,008 rentable square feet of floor area commonly known as Suite 260, as more particularly described in the Second Amendment (the "Suite 260 Expansion Space"), on the terms and conditions set forth in the Second Amendment;

WHEREAS, the Suite 260 Expansion Commencement Date (as defined in the Second Amendment) has not yet occurred;

WHEREAS, Landlord and Tenant now desire to reconfigure the Suite 260 Expansion Space (which reconfiguration shall result in a net reduction in the Suite 260 Expansion Space of 21 rentable square feet), such that the Suite 260 Expansion Space shall consist of that certain space in the Building containing approximately 29,987 rentable square feet of floor area, as shown on Exhibit A attached hereto, on the terms and conditions hereinafter set forth in this Third Amendment; and

WHEREAS, the parties desire to further modify the Lease as hereinafter set forth in this Third Amendment.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Effective Date: Capitalized Terms. The terms and provisions of this Third Amendment shall be effective on the date of this Third Amendment. All capitalized terms used in this Third Amendment, unless otherwise defined herein, shall have the same meanings given to them in the Lease.

2. Suite 260. Notwithstanding anything in the Lease to the contrary, effective as of the Effective Date set forth above, the Suite 260 Expansion Space shall be deemed to consist of approximately 29,987 rentable square feet of floor area, as shown on Exhibit A attached hereto, for all purposes of the Lease, as amended hereby. For the avoidance of doubt, Exhibit A attached to the Second Amendment is hereby deleted in its entirety and replaced with the Exhibit A attached hereto. Notwithstanding anything in the Lease, as amended hereby, to the contrary, Landlord shall have the right to remeasure the rentable area and/or usable area of the Suite 260 Expansion Space in accordance with the Standard Method for Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1 - 2010 and accompanying guidelines. In the event that the rentable area and/or usable area of the Suite 260 Expansion Space shall increase or decrease due to such remeasurement, then all amounts, percentages and figures appearing or referred to in the Lease, as amended hereby, based upon such rentable area and/or usable area (including, without limitation, Base Rent, Tenant's Share, the Suite 260 Construction Allowance and Tenant's parking allotment) shall be adjusted in accordance with such determination.

3. Base Rent. The schedule of Base Rent for the Suite 260 Expansion Space as set forth in Section 3.8 of the Second Amendment is hereby deleted in its entirety and replaced with the following:

Period		Monthly : Installments for
Suite 260 Expansion	Annual Basic Rent Rate	Suite 260 Expansion Space
Commencement Date-	per Rentable Square Foot	(Based on 29 987 RSF)
03/31/17	$32.00	$79,965.33
04/01/17-03/31/18	$33.00	$82,464.25
04/01/18-03/31/19	$34.00	$84,963.17
04/01/19-03/31/20	$35.00	$87,462.08
04/01/20-03/31/21	$36.00	$89,961.00
04/01/21-03/31/22	$37.00	$92,459.92
04/01/22-09/30/22	$38.00	$94,958.83

4. Suite 260 Construction Allowance. Notwithstanding anything in the Second Amendment to the contrary, the Suite 260 Construction Allowance is hereby revised to be: "Up to $449,805.00 (i.e., $15.00 per rentable square foot of the Suite 260 Expansion Space, based on the Suite 260 Expansion Space containing 29,987 rentable square feet of floor area)".

5. Parking. Notwithstanding anything in the Second Amendment to the contrary, commencing on the Suite 260 Expansion Commencement Date and continuing throughout the Suite 260 Term (as defined in the Second Amendment), Landlord shall continue to license to Tenant an additional four (4} parking spaces per one thousand (1,000} rentable square feet of floor area contained within the Suite 260 Expansion Space (i.e., a total of one hundred twenty (120) additional parking spaces, based on the Suite 260 ·Expansion Space containing 29,987 rentable square feet of floor area), all in accordance with the terms and conditions of the Lease, as amended hereby.

6. Brokers. Tenant represents that Tenant has dealt with no brokers in connection with this Third Amendment, other than CBRE, Inc. ("Broker"), and that insofar as Tenant knows, no broker (other than Broker) negotiated or participated in negotiations of this Third Amendment or is entitled to any commission in connection therewith. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims of brokers, finders or any like third party {other than Broker} claiming any right to commission or compensation by or through acts of Tenant in connection herewith. Landlord shall defend, indemnify and hold harmless Tenant from and against any and all claims of brokers, finders or any like third party (other than Broker} claiming any right to commission or compensation by or through acts of Landlord in connection herewith.

7. Ratification; Conflict. Except as otherwise expressly modified in this Third Amendment, the terms and conditions of the Lease are and shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms and provisions of this Third Amendment, the terms and provisions of this Third Amendment shall govern and control.

8. Counterparts. This Third Amendment may be executed in any number of counterparts and the parties may deliver their respective signatures by electronic mail or PDF transmission, all of which together shall be deemed to constitute one instrument, and each of which shall be deemed an original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Amended and Restated Lease as of the day and year first above written.

LANDLORD: STOCKDALE GALLERIA PROJECT OWNER, LLC, a Delaware limited liability company

By:	Stockdale Galleria, LLC, a Delaware limited liability company, its sole member

	By:	Stockdale Galleria Manager, LLC, a Delaware limited liability company, its Managing Member

By: /s/ Steven Yari Name: Steven Yari Title: Authorized Signatory

TENANT: YELP INC., a Delaware corporation

By: /s/ Charles Baker
Name: Charles Baker
Title: Chief Financial Officer

EXHIBIT A

SITE PLAN OF SUITE 260 EXPANSION SPACE
(APPROXIMATELY 29.987 RSF)

EXHIBIT A